                         AIM INTERNATIONAL GROWTH FUND
                           AIM WORLDWIDE GROWTH FUND
                                 PORTFOLIOS OF
                               AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                               December 28, 1998

Dear Shareholder:

Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM International Growth Fund with AIM International Equity Fund and a proposed combination of AIM Worldwide Growth Fund with AIM Global Growth Fund. AIM International Growth Fund and AIM Worldwide Growth Fund (the "Acquired Funds") are investment portfolios of AIM Growth Series, a Delaware business trust. AIM International Equity Fund and AIM Global Growth Fund (the "Acquiring Funds") are investment portfolios of AIM International Funds, Inc., a Maryland corporation.

The investment objective and policies of each Acquired Fund are similar to the investment objective and policies of the Acquiring Fund with which it will combine. A I M Advisors, Inc. serves as the investment adviser to the Acquired Funds and the Acquiring Funds. As discussed in the accompanying document, the Acquiring Funds have better performance histories and generally lower operating expense ratios than the Acquired Funds. The Acquiring Funds are substantially larger than the Acquired Funds and have a more stable base of assets. The accompanying document describes the proposed transactions and compares the investment policies, operating expenses and performance histories of the Acquired Funds and Acquiring Funds.

Shareholders of AIM International Growth Fund and AIM Worldwide Growth Fund are being asked to approve an Agreement and Plan of Reorganization by and among AIM Growth Series, AIM International Funds, Inc. and A I M Advisors, Inc., that will govern the reorganization of the Acquired Funds into the Acquiring Funds. After careful consideration, the Board of Trustees of AIM Growth Series has unanimously approved the proposals and recommends that you read the enclosed materials carefully and then vote FOR the proposals.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares on the web at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy insert.

                                          Sincerely,

                                          /s/ ROBERT H GRAHAM

                                          Robert H. Graham
                                          Chairman of the Board and President

                            AIM INTERNATIONAL GROWTH
                           AIM WORLDWIDE GROWTH FUND

                                 PORTFOLIOS OF
                               AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 10, 1999

TO THE SHAREHOLDERS OF AIM INTERNATIONAL GROWTH FUND AND
AIM WORLDWIDE GROWTH FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM International Growth Fund and AIM Worldwide Growth Fund (the "Acquired Funds"), investment portfolios of AIM Growth Series ("AGS"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on February 10, 1999, at 3:00 p.m., local time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization (the "Agreement") between AGS, acting on behalf of the Acquired Funds, and AIM International Funds, Inc., ("AIF"), acting on behalf of AIM International Equity Fund and AIM Global Growth Fund (the "Acquiring Funds"). The Agreement provides for the combination of AIM International Growth Fund with AIM International Equity Fund and the combination of AIM Worldwide Growth Fund with AIM Global Growth Fund (the "Reorganizations"). Pursuant to the Agreement, all of the assets of an Acquired Fund will be transferred to the Acquiring Fund with which it will combine, the Acquiring Fund will assume all of the liabilities of the Acquired Fund, and AIF will issue Class A shares of the Acquiring Fund to the Acquired Fund's Class A and Advisor Class shareholders, and Class B shares of the Acquiring Fund to the Acquired Fund's Class B shareholders. The value of each Acquired Fund shareholder's account with the Acquiring Fund immediately after the Reorganization will be the same as the value of such shareholder's account with the Acquired Fund immediately prior to the Reorganization. The Reorganizations have been structured as tax-free transactions. No initial sales charge will be imposed in connection with the Reorganizations.

     2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on December 8, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AGS. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEB SITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY INSERT. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AGS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          Helge K. Lee
                                          Vice President and Secretary

December 28, 1998

                         AIM INTERNATIONAL GROWTH FUND
                           AIM WORLDWIDE GROWTH FUND
                                 PORTFOLIOS OF
                               AIM GROWTH SERIES
                               11 GREENWAY PLAZA
                                   SUITE 100
                              HOUSTON, TEXAS 77046
                           TOLL FREE: (800) 454-0327

                         AIM INTERNATIONAL EQUITY FUND
                             AIM GLOBAL GROWTH FUND
                                 PORTFOLIOS OF
                         AIM INTERNATIONAL FUNDS, INC.
                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                            DATED: DECEMBER 28, 1998

     This document is being furnished in connection with a special meeting of Shareholders of AIM INTERNATIONAL GROWTH FUND and AIM WORLDWIDE GROWTH FUND (the "Acquired Funds"), investment portfolios of AIM Growth Series ("AGS"), a Delaware business trust, to be held on February 10, 1999 (the "Special Meeting"). At the Special Meeting, the shareholders of the Acquired Funds are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of the Acquired Funds, AIM International Funds, Inc. ("AIF"), a Maryland corporation, acting on behalf of AIM International Equity Fund and AIM Global Growth Fund (the "Acquiring Funds"), and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of AIM International Growth Fund with AIM International Equity Fund, and the combination of AIM Worldwide Growth Fund with AIM Global Growth Fund (the "Reorganizations"). THE BOARD OF TRUSTEES OF AGS HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATIONS AS BEING IN THE BEST INTEREST OF THE SHAREHOLDERS OF EACH OF THE ACQUIRED FUNDS.

     Pursuant to the Agreement, all of the assets of an Acquired Fund will be transferred to the Acquiring Fund with which it will combine, the Acquiring Fund will assume all of the liabilities of the Acquired Fund, and AIF will issue Class A shares of the Acquiring Fund to the Acquired Fund's Class A and Advisor Class shareholders, and Class B shares of the Acquiring Fund to the Acquired Fund's Class B shareholders. The value of each Acquired Fund shareholder's account with the Acquiring Fund immediately after the Reorganization will be the same as the value of such shareholder's account with the Acquired Fund immediately prior to the Reorganization. The Reorganizations have been structured as tax-free transactions. No initial sales charge will be imposed in connection with the Reorganizations.

     The Acquiring Funds are series portfolios of AIF, an open-end, series management investment company. The investment objective and policies of each Acquiring Fund are similar to those of the Acquired Fund with which it will combine. AIM Advisors serves as the investment adviser to the Acquired Funds and the Acquiring Funds.

     AIM International Equity Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM Advisors to have strong earnings momentum. AIM International Growth Fund seeks long-term growth of capital by investing in equity securities of issuers domiciled in certain countries other than the United States.

     AIM Global Growth Fund seeks to provide long-term growth of capital by investing in a portfolio of global (i.e., U.S. and foreign) equity securities of selected companies that are considered by AIM Advisors to have strong earnings momentum. AIM Worldwide Growth Fund seeks long-term growth of capital by investing primarily in equity securities of issuers domiciled anywhere in the world. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of the Acquired Funds should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectuses of the Acquired Funds, each dated September 8, 1998, along with the Supplements to the Prospectus of AIM International Growth Fund dated September 28, 1998 and December 14, 1998, and the Supplements to the Prospectus of AIM Worldwide Growth Fund dated September 28, 1998 and December 14, 1998 (the "Acquired Funds Prospectuses"), together with the related Statement of Additional Information also dated September 8, 1998 along with the Supplement to the Statement of Additional Information dated October 16, 1998, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectuses of the Acquiring Funds dated February 20, 1998, along with the Supplement to the Prospectus of AIM International Equity Fund dated July 1, 1998 and the Supplements to the Prospectus of AIM Global Growth Fund dated June 30, 1998 and October 1, 1998 (the "Acquiring Funds Prospectuses"), and the related Statement of Additional Information also dated February 20, 1998, have been filed with the SEC and are incorporated by reference herein. A copy of the Prospectus of AIM International Equity Fund is attached as Appendix II, and the Prospectus of AIM Global Growth Fund is attached as Appendix III, to this Proxy Statement/Prospectus. Such documents are available without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AGS and AIF. Additional information about the Acquired Funds and the Acquiring Funds may also be obtained on the Web at http://www.aimfunds.com.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
REASONS FOR THE REORGANIZATIONS.............................    2
  Background and Reasons for the Reorganizations............    2
  Board Considerations......................................    2
SYNOPSIS....................................................    4
  The Reorganizations.......................................    4
  Comparison of the Acquiring Funds and the Acquired
    Funds...................................................    5
RISK FACTORS................................................    7
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............    9
  Investment Objectives of AIM International Equity Fund and
    AIM International Growth Fund...........................    9
  Investment Policies of AIM International Equity Fund and
    AIM International Growth Fund...........................    9
  Investment Objectives of AIM Global Growth Fund and AIM
    Worldwide Growth Fund...................................   11
  Investment Policies of AIM Global Growth Fund and AIM
    Worldwide Growth Fund...................................   11
  Portfolio Management......................................   12
  Management Discussion and Analysis of Performance.........   12
FINANCIAL HIGHLIGHTS........................................   13
  AIM International Equity Fund.............................   13
  AIM Global Growth Fund....................................   15
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   17
  Terms of the Reorganizations..............................   17
  The Reorganizations.......................................   17
  Other Terms...............................................   17
  Federal Tax Consequences..................................   18
  Accounting Treatment......................................   19
RIGHTS OF SHAREHOLDERS......................................   19
  Liability of Shareholders.................................   19
  Election of Directors/Trustees; Terms.....................   20
  Removal of Directors/Trustees.............................   20
  Meetings of Shareholders..................................   20
  Liability of Directors/Trustees and Officers;
    Indemnification.........................................   20
  Termination...............................................   21
  Voting Rights of Shareholders.............................   21
  Dissenters' Rights........................................   21
  Amendments to Organization Documents......................   21
OWNERSHIP OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS
  SHARES....................................................   22
  Significant Holders.......................................   22
  Ownership of Officers and Directors/Trustees..............   24
CAPITALIZATION..............................................   24
LEGAL MATTERS...............................................   25
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   25
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE
  ACQUIRED FUNDS............................................   26
AGREEMENT AND PLAN OF REORGANIZATION....................Appendix I
PROSPECTUS OF AIM INTERNATIONAL EQUITY FUND............Appendix II
PROSPECTUS OF AIM GLOBAL GROWTH FUND..................Appendix III
AIM INTERNATIONAL EQUITY FUND DISCUSSION & ANALYSIS....Appendix IV
AIM GLOBAL GROWTH FUND DISCUSSION & ANALYSIS............Appendix V

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, aimfunds.com, Invest With Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection is a service mark, of A I M Management Group Inc.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AGS from the shareholders of the Acquired Funds for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on February 10, 1999, at 3:00 p.m., local time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in a class of shares of an Acquired Fund at the Special Meeting will constitute a quorum ("Quorum") with respect to that class of shares. Approval of the Agreement by an Acquired Fund requires the affirmative vote of a majority of the shares cast by shareholders of each class of shares of that Acquired Fund. The Agreement may be approved by one of the Acquired Funds and the Reorganization of that Acquired Fund may be completed even though the Agreement is not approved by shareholders of the other Acquired Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AGS. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on December 8, 1998 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 15,261,454 Class A shares, 5,313,662 Class B shares and 23,759 Advisor Class shares of AIM International Growth Fund outstanding, and 5,213,433 Class A shares, 2,374,018 Class B shares and 56,859 Advisor Class shares of AIM Worldwide Growth Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AGS has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Special Meeting. AGS expects to solicit proxies principally by mail, but AGS or SCC may also solicit proxies by telephone, facsimile, telegraph or personal interview. AGS's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $57,000. Each of the Acquired Funds will bear its costs and expenses incurred in connection with the Reorganizations.

     AGS intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about December 28, 1998.

                        REASONS FOR THE REORGANIZATIONS

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

     AGS was organized as a Massachusetts business trust in 1985, and was reorganized into a Delaware business trust on May 29, 1998. Prior to May 29, 1998, AGS operated under the name GT Global Growth Series. Chancellor LGT Asset Management, Inc., an indirect subsidiary of Liechtenstein Global Trust AG ("LGT"), initially provided investment advisory services to GT Global Growth Series.

     On May 29, 1998, LGT consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc., which then changed its name to INVESCO (NY), Inc. In connection with that transaction, the Board of Trustees determined that it would be advisable to engage AIM Advisors to provide investment advisory and other services to GT Global Growth Series with INVESCO
(NY), Inc. continuing to provide sub-advisory services. AIM Advisors and its affiliates are indirect subsidiaries of AMVESCAP PLC that provide investment advisory, marketing, administration, fund accounting and distribution services to The AIM Family of Funds--Registered Trademark--. The shareholders of GT Global Growth Series approved the change in service providers, which took effect on May 29, 1998. GT Global Growth Series changed its name to AIM Growth Series at that same time. AIM Advisors now serves as investment adviser to the investment portfolios of AIM Growth Series and INVESCO Asset Management Ltd. (London) serves as sub-adviser to several of the investment portfolios of AIM Growth Series.

     AIM Advisors evaluated AIM International Growth Fund and AIM Worldwide Growth Fund and recommended that AIM International Growth Fund be reorganized into AIM International Equity Fund and that AIM Worldwide Growth Fund be reorganized into AIM Global Growth Fund. AIM International Growth Fund and AIM International Equity Fund have similar investment objectives and policies, as do AIM Worldwide Growth Fund and AIM Global Growth Fund. AIM Advisors serves as investment adviser for the Acquired Funds and the Acquiring Funds. Reorganization of the Acquiring Funds into the Acquired Funds was recommended by AIM Advisors because the Acquiring Funds have similar investment objectives and policies, and have better performance records and generally lower operating expense ratios than the Acquired Funds. The Acquiring Funds are also substantially larger than the Acquired Funds and have a more stable base of assets.

BOARD CONSIDERATIONS

     The Board of Trustees of AGS has determined that the Reorganizations of the Acquired Funds are in the best interests of the shareholders of each of the Acquired Funds, and recommends approval of the Agreement by the shareholders of the Acquired Funds at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

     At a meeting of the Board of Trustees held on August 11 and 12, 1998, AIM Advisors proposed that the Board of Trustees approve the Reorganizations of the Acquired Funds into the Acquiring Funds. The Trustees received from AIM Advisors written materials that described the structure and tax consequences of the Reorganizations and contained information concerning the Acquired Funds and the Acquiring Funds, including comparative total return and fee and expense information, a comparison of the investment objectives of the Acquired Funds and the Acquiring Funds, pro forma expense ratios and biographical information on the portfolio managers of the Acquiring Funds.

     In considering the Reorganizations, the Board of Trustees noted that AIM International Growth Fund and AIM International Equity Fund have similar investment objectives and policies, as do AIM Worldwide

Growth Fund and AIM Global Growth Fund. The Board of Trustees also noted that the expense ratios of the Acquired Funds are generally higher than the expense ratios of the Acquiring Funds, as shown below.

                                                 COMPARATIVE OPERATING EXPENSES AT JUNE 30, 1998
                        -------------------------------------------------------------------------------------------------
                        AIM INTERNATIONAL        AIM INTERNATIONAL           AIM GLOBAL              AIM WORLDWIDE
                           EQUITY FUND              GROWTH FUND              GROWTH FUND              GROWTH FUND
                        -----------------   ---------------------------   -----------------   ---------------------------
                                                                ADVISOR                                           ADVISOR
                        CLASS A   CLASS B   CLASS A   CLASS B    CLASS    CLASS A   CLASS B   CLASS A   CLASS B    CLASS
                        SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                        -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Expense Ratio...   1.43%     2.20%     1.91%     2.56%     1.56%     1.69%     2.23%     1.87%     2.52%     1.52%

     The Board of Trustees also considered the performance of the Acquired Funds in relation to the performance of the Acquiring Funds. As of May 31, 1998, the Morningstar ratings and Lipper Analytical Services rankings for AIM International Equity Fund and AIM International Growth Fund were as follows:

     Morningstar Rating(1)

                                                       OVERALL   3 YEAR   5 YEAR   10 YEAR
                                                       -------   ------   ------   -------
AIM International Equity Fund........................   4         4        4         n/a
AIM International Growth Fund........................   3         3        2           3

     Lipper Rank (Percentile)(2)

                                                 YTD   1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                 ---   ------   ------   ------   -------
AIM International Equity Fund..................  29%     27%      18%      15%      n/a
AIM International Growth Fund..................  90%     49%      39%      85%       64%

     As of May 31, 1998, the Morningstar ratings and Lipper Analytical Services rankings for AIM Global Growth Fund and AIM Worldwide Growth Fund were as follows:

     Morningstar Rating(1)

                                                       OVERALL   3 YEAR   5 YEAR   10 YEAR
                                                       -------   ------   ------   -------
AIM Global Growth Fund...............................   5         5        n/a       n/a
AIM Worldwide Growth Fund............................   4         3          3         4

     Lipper Rank (Percentile)(2)

                                                 YTD   1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                                 ---   ------   ------   ------   -------
AIM Global Growth Fund.........................  32%     28%      11%     n/a       n/a
AIM Worldwide Growth Fund......................  75%     65%      76%      92%       58%

---------------

(1) Under the Morningstar rating system, the top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive a single star.

(2) Under the Lipper ranking system, the lower the percentile rank the better the performance.

The Trustees noted that if the better performance of AIM Global Growth Fund continues it should offset the slightly higher expenses that would be incurred by AIM Worldwide Growth Fund Advisor Class shareholders who receive AIM Global Growth Fund Class A shares in the Reorganization.

     In addition, the Board of Trustees noted that no initial sales or other charges would be imposed on any of the shares of the Acquiring Funds issued to the shareholders of the Acquired Funds in connection with the Reorganizations. The Board of Trustees also reviewed the principal terms of the Agreement. Finally, the

Board of Trustees noted that the Acquired Funds would be provided with an opinion of counsel that the Reorganizations would be tax-free as to each Acquired Fund and its shareholders.

     At a meeting held on August 31, 1998, the Board of Trustees again considered the Reorganizations. At that meeting, AIM Advisors noted that AIM International Growth Fund had about $170 million in assets, compared with $2.3 billion in assets for AIM International Equity Fund. AIM Advisors further indicated that AIM International Equity Fund's superior historic performance and lower expense ratios make AIM International Equity Fund a potentially better investment for shareholders than AIM International Growth Fund. The Reorganization of AIM International Growth Fund into AIM International Equity Fund would benefit shareholders by lowering the expense ratios for shareholders of AIM International Growth Fund without imposing any tax consequences. The Reorganization would result in reduced revenues for AIM Advisors, since AIM Advisors would receive lower management fees on the assets presently held by AIM International Growth Fund. AIM Advisors noted that the expenses incurred by AIM International Growth Fund in connection with Reorganization would be offset by lower management fees and total expenses after the Reorganization. AIM Advisors indicated that Advisor Class shareholders of AIM International Growth Fund would receive Class A shares of AIM International Equity Fund, which is the most appropriate class available for such shares.

     AIM Advisors reported that AIM Worldwide Growth Fund's assets totaled about $114 million, compared with $500 million for AIM Global Growth Fund. AIM Advisors indicated that AIM Global Growth Fund had performed significantly better than AIM Worldwide Growth Fund and had generally lower expense ratios. AIM Advisors explained that the Reorganization would result in lost revenues for AIM Advisors, since it would move shareholders on a tax-free basis to a fund with lower advisory fees. AIM Advisors indicated that Advisor Class shareholders of AIM Worldwide Growth Fund would receive Class A shares of AIM Global Growth Fund, which is the most appropriate class available for such shares. AIM Advisors noted that Advisor Class shares are estimated to have an expense increase of 0.11% as a result of the Reorganization. The Board discussed these matters further and agreed that the impact of the Reorganizations on shareholders was favorable in general.

     At a subsequent meeting of the Board of Trustees held on September 23, 1998, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed Reorganizations will not dilute the interests of the shareholders of either of the Acquired Funds and are in the best interest of the shareholders of each of the Acquired Funds in view of the better performance and generally lower operating expenses of the Acquiring Funds with which they will be combined. Therefore, the Board of Trustees recommended the approval of the Agreement by the shareholders of each Acquired Fund at a special meeting.

                                    SYNOPSIS

THE REORGANIZATIONS

     The Reorganizations will result in the combination of AIM International Growth Fund with AIM International Equity Fund and the combination of AIM Worldwide Growth Fund with AIM Global Growth Fund. The Acquired Funds are portfolios of AGS, a Delaware business trust. The Acquiring Funds are portfolios of AIF, a Maryland corporation.

     If shareholders of an Acquired Fund approve the Agreement and other closing conditions are satisfied, all of the assets of that Acquired Fund will be transferred to the Acquiring Fund with which it will combine, the Acquiring Fund will assume all of the liabilities of the Acquired Fund, and AIF will issue Class A shares of the Acquiring Fund to the Acquired Fund's Class A and Advisor Class shareholders, and Class B shares of the Acquiring Fund to the Acquired Fund's Class B shareholders. The shares of an Acquiring Fund issued in a Reorganization will have an aggregate net asset value equal to the value of the Acquired Fund's net assets transferred to the Acquiring Fund. Shareholders will not pay any initial sales charge for shares of the Acquiring Funds received in connection with the Reorganizations. The value of each shareholder's account with an Acquiring Fund immediately after a Reorganization will be the same as the value of such shareholder's account with the Acquired Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     The Acquired Funds will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganizations will constitute tax-free reorganizations for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganizations. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

COMPARISON OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

  INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of each Acquiring Fund are similar to the investment objective and policies of the Acquired Fund with which it will combine.

     AIM International Equity Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM Advisors to have strong earnings momentum. AIM International Growth Fund seeks long-term growth of capital by investing in equity securities of issuers domiciled in certain countries other than the United States.

     AIM Global Growth Fund seeks to provide long-term growth of capital by investing in a portfolio of global (i.e., U.S. and foreign) equity securities of selected companies that are considered by AIM Advisors to have strong earnings momentum. AIM Worldwide Growth Fund seeks long-term growth of capital by investing primarily in equity securities of issuers domiciled anywhere in the world. See "Comparison of Investment Objectives and Policies" below.

  INVESTMENT ADVISORY SERVICES

     AIM Advisors serves as investment adviser, and INVESCO Asset Management Ltd. (London) serves as sub-adviser, to the Acquired Funds. AIM Advisors also serves as investment adviser to the Acquiring Funds. INVESCO Asset Management Ltd. (London) does not act as sub-adviser for the Acquiring Funds, however, and the Reorganizations will end INVESCO Asset Management Ltd. (London)'s role in management of the Acquired Funds' assets.

  PERFORMANCE

     Set forth below are average annual total returns for the periods indicated for each of the Acquiring Funds and the Acquired Funds. Average annual total return figures do not take into account sales charges applicable to purchases of Class A shares or redemptions of Class B shares of the Acquiring Funds or the Acquired Funds. Past performance cannot guarantee comparable future results.

                                AIM INTERNATIONAL        AIM INTERNATIONAL           AIM GLOBAL              AIM WORLDWIDE
                                   EQUITY FUND              GROWTH FUND              GROWTH FUND              GROWTH FUND
                                -----------------   ---------------------------   -----------------   ---------------------------
                                                                        ADVISOR                                           ADVISOR
                                CLASS A   CLASS B   CLASS A   CLASS B    CLASS    CLASS A   CLASS B   CLASS A   CLASS B    CLASS
                                SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
1 Year Ended April 30, 1998...   23.27%    22.27%    21.75%    20.82%    21.56%    31.09%    30.43%    25.74%    24.83%    26.33%
5 Years Ended April 30,
 1998.........................   16.12%      N/A      9.46%     8.74%      N/A     23.87%    23.27%    16.78%    16.00%      N/A

  EXPENSES

     Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Class A and Class B shares of the Acquiring Funds for their fiscal year ended October 31, 1997 and for the Class A, Class B and Advisor Class shares of the Acquired Funds for their fiscal year ended December 31, 1997. Pro forma estimated Expense Ratios of the Acquiring Funds giving effect to the Reorganizations are also provided. Expense Ratios are shown net of any voluntary fee waivers and expense reimbursements.

     AIM International Equity Fund and AIM International Growth Fund

                                                                                                          AIM INTERNATIONAL
                                                                                                             EQUITY FUND
                                                        AIM INTERNATIONAL        AIM INTERNATIONAL            PRO FORMA
                                                           EQUITY FUND              GROWTH FUND               ESTIMATED
                                                        -----------------   ---------------------------   -----------------
                                                        CLASS A   CLASS B   CLASS A   CLASS B   ADVISOR   CLASS A   CLASS B
                                                        SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                                        -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchase of shares (as a
  percentage of offering price).......................   5.50%     none      5.50%     none      none      5.50%     none
Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as
  applicable).........................................   none      5.00%     none      5.00%     none      none      5.00%
ANNUAL OPERATING EXPENSES (AS A % OF NET ASSETS)
  (AFTER FEE WAIVERS OR EXPENSE REIMBURSEMENTS, IF
  ANY)
Management fees.......................................   0.89%     0.89%     0.98%     0.98%     0.98%     0.89%     0.89%
Rule 12b-1 distribution plan payments.................   0.30%     1.00%     0.35%     1.00%     0.00%     0.30%     1.00%
All other expenses....................................   0.28%     0.36%     0.49%     0.49%     0.49%     0.28%     0.36%
                                                         ----      ----      ----      ----      ----      ----      ----
Total fund operating expenses (net of waivers)(1).....   1.47%     2.25%     1.82%     2.47%     1.47%     1.47%     2.25%
                                                         ====      ====      ====      ====      ====      ====      ====

---------------

(1) If management fees had not been waived for AIM International Equity Fund, the management fees would have been 0.93% and total fund operating expenses would have been 1.51% and 2.29% for the Class A shares and Class B shares, respectively.

     AIM Global Growth Fund and AIM Worldwide Growth Fund

                                                                                                             AIM GLOBAL
                                                                                                             GROWTH FUND
                                                           AIM GLOBAL                                         PRO FORMA
                                                           GROWTH FUND       AIM WORLDWIDE GROWTH FUND        ESTIMATED
                                                        -----------------   ---------------------------   -----------------
                                                        CLASS A   CLASS B   CLASS A   CLASS B   ADVISOR   CLASS A   CLASS B
                                                        SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                                        -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchase of shares (as a
  percentage of offering price).......................   4.75%     none      5.50%     none      none      4.75%     none
Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as
  applicable).........................................   none      5.00%     none      5.00%     none      none      5.00%
ANNUAL OPERATING EXPENSES (AS A % OF NET ASSETS)
  (AFTER FEE WAIVERS OR EXPENSE REIMBURSEMENTS, IF
  ANY)
Management fees.......................................   0.85%     0.85%     0.98%     0.98%     0.98%     0.85%     0.85%
Rule 12b-1 distribution plan payments.................   0.50%     1.00%     0.35%     1.00%     0.00%     0.50%     1.00%
All other expenses....................................   0.41%     0.44%     0.49%     0.49%     0.49%     0.30%     0.35%
                                                         ----      ----      ----      ----      ----      ----      ----
Total fund operating expenses.........................   1.76%     2.29%     1.82%     2.47%     1.47%     1.65%     2.20%
                                                         ====      ====      ====      ====      ====      ====      ====

  SALES CHARGES

     No sales charges are applicable to shares of the Acquiring Funds received in connection with the Reorganizations.

     The Acquiring Funds Class A shares, which will be issued to the Acquired Funds Class A and Advisor Class shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 5.50% for AIM International Equity Fund and 4.75% for AIM Global Growth Fund. After the Reorganizations, current holders of Advisor Class shares of an Acquired Fund will be able to purchase additional Class A shares of the resulting Acquiring Fund at net asset value without imposition of an initial sales charge. The Acquiring Funds Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased.

     The AIM International Equity Fund Class A shares pay a fee in the amount of 0.30% of average daily net assets and the AIM Global Growth Fund Class A shares pay a fee in the amount of 0.50% of average daily net assets to A I M Distributors, Inc. ("AIM Distributors") for distribution services. Class B shares of the Acquiring Funds pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares for distribution services. For more information, see the Investors Guide to The AIM Family of Funds in The Acquiring Funds Prospectuses attached as Appendix II and Appendix III to this Proxy Statement/Prospectus.

     The Class A shares of the Acquired Funds are sold at net asset value plus an initial sales charge of 5.50%. Advisor Class shares of the Acquired Funds are sold at net asset value without the imposition of an initial sales charge or a contingent deferred sales charge, but are available for purchase only by qualified purchasers. The Acquired Funds Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased.

     The Acquired Funds Class A shares pay a fee in the amount of 0.35% of average daily net assets of the Class A shares to AIM Distributors for distribution services. The Acquired Funds Advisor Class shares are currently not subject to such distribution fees. The Acquired Funds Class B shares pay distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares to AIM Distributors.

  DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of the Acquiring Funds and the Acquired Funds are both distributed by AIM Distributors. Purchase and redemption procedures are the same for the Acquiring Funds and the Acquired Funds. Shares of the Acquiring Funds and the Acquired Funds may be exchanged for shares of other funds of The AIM Family of Funds of the same class.

                                  RISK FACTORS

     The Acquiring Funds and the Acquired Funds are subject to substantially similar investment risks. The Acquiring Funds and the Acquired Funds invest in securities of foreign companies, which generally involves greater risks than investing in securities of domestic companies. The principal risks to AIM International Equity Fund and AIM Global Growth Fund from investing in foreign securities are described below.

     CURRENCY RISK. The value of an Acquiring Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

     Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain are members of the European Union designated for participation in the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." On January 1, 1999, the euro will be substituted for national currencies of the participating countries. During a transition period from January 1, 1999 through December 31, 2001, national currencies will be defined as denominations of the euro. Any other European country which is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

     The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by an Acquiring Fund.

     POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which an Acquiring Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political and social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of a Fund's investments.

     REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by an Acquiring Fund may be reduced by withholding tax at the source which would reduce dividend income payable to the Fund's shareholders.

     MARKET RISK. The securities markets in many of the countries in which an Acquiring Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Acquiring Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management.

     EMERGING MARKETS AND DEVELOPING COUNTRIES. Investors should also be aware that the Acquiring Funds may invest in companies located within emerging or developing countries. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM Advisors believes that these characteristics of emerging markets can be expected to continue in the future. In addition, throughout the countries formerly referred to as the Eastern Bloc, the lack of a capital market structure or market-oriented economy and the possible reversal of recent favorable economic, political and social events in some of these countries present greater risks than those associated with more developed market-oriented Western European countries and markets.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF AIM INTERNATIONAL EQUITY FUND AND AIM INTERNATIONAL GROWTH FUND

     The investment objective of AIM International Equity Fund is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM Advisors to have strong earnings momentum.

     AIM International Growth Fund seeks long-term growth of capital by investing primarily in equity securities of issuers domiciled in certain foreign countries.

INVESTMENT POLICIES OF AIM INTERNATIONAL EQUITY FUND AND AIM INTERNATIONAL GROWTH FUND

     Under normal market conditions, AIM International Equity Fund will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter-market. The Fund may satisfy the foregoing requirement in part by investing in the securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

     In managing AIM International Equity Fund, AIM Advisors seeks to apply to a diversified portfolio of international equity securities substantially the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM Advisors. AIM Advisors reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM Advisors considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM Advisors believes are currently experiencing a greater than anticipated increase in earnings.

     If a particular foreign company meets the quantitative standards determined by AIM Advisors, its securities may be acquired by AIM International Equity Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM Advisors will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

     AIM Advisors may invest a portion of AIM International Equity Fund's assets in (i) cash or high-grade short-term securities, including repurchase agreements, commercial paper, time deposits and master notes, denominated either in U.S. dollars or foreign currencies, (ii) U.S. government obligations or investment grade (high quality) corporate bonds or other debt securities, and
(iii) taxable municipal securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, AIM Advisors may invest, for temporary defensive purposes, all or substantially all of the Fund's assets in the securities described above. To the extent that the Fund is invested to a significant degree in cash, high-grade short-term securities, U.S. government obligations, investment grade (high quality) corporate bonds or other debt securities, or taxable municipal securities, its ability to achieve its investment objective of growth of capital may be adversely affected. Under normal circumstances, the Fund will invest no more than 20% of the value of its total assets in high-grade short-term securities.

     Under normal market conditions, AIM International Equity Fund invests in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), and the Fund may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle.

     Investment in the equity markets of developing countries involves exposure to securities exchanges that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable than the equity markets of developed countries. At the present time, AIM does not intend to invest more than 20% of AIM International Equity Fund's total assets in foreign companies located in developing countries.

     AIM International Growth Fund is intended for investors seeking to complement their U.S. equity investments with a professionally managed non-U.S. portfolio. AIM International Growth Fund seeks its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of issuers domiciled in its Primary Investment Area, as described below. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible debt securities and warrants to acquire such securities. The Fund's Primary Investment Area includes the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela but not the United States.

     AIM International Growth Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of its Primary Investment Area. Such investments may include: (a) securities of issuers in countries that are not located in the Primary Investment Area but are linked by tradition, economic markets, cultural similarities or geography to the countries in such Primary Investment Area; and (b) securities of issuers located elsewhere in the world that have operations in the Primary Investment Area or that stand to benefit from political and economic events in the Primary Investment Area.

     Under normal circumstances, the assets of AIM International Growth Fund are invested in the equity securities of issuers domiciled in at least three different countries.

     AIM International Growth Fund may invest up to 35% of its total assets in debt securities, including U.S. and foreign government securities and corporate debt securities, Samurai and Yankee bonds, Eurobonds and Depository Receipts. The issuers of such debt securities may or may not be domiciled in the Primary Investment Area of the Fund. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not similarly rated by any other nationally recognized statistical rating organization ("NRSRO"), deemed by the Fund's sub-adviser to be of equivalent quality. Debt rated Baa by Moody's, which is the lowest category of investment grade debt, is considered by Moody's to have speculative characteristics.

     In managing AIM International Growth Fund, the sub-adviser seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above average growth rates. The sub-adviser further attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. Investments are made in such markets only after balancing the potential for growth of selected companies in each market relative to the risks of investing in each such country.

INVESTMENT OBJECTIVES OF AIM GLOBAL GROWTH FUND AND AIM WORLDWIDE GROWTH FUND

     The investment objective of AIM Global Growth Fund is to provide long-term growth of capital.

     AIM Worldwide Growth Fund seeks long-term growth of capital.

INVESTMENT POLICIES OF AIM GLOBAL GROWTH FUND AND AIM WORLDWIDE GROWTH FUND

     AIM Global Growth Fund seeks to achieve its objective by investing in a portfolio of global equity securities of selected companies that are considered by AIM Advisors to have strong earnings momentum. Current income is not an important criterion of investment selection, and any such income should be considered incidental.

     In managing AIM Global Growth Fund, AIM Advisors seeks to apply to the diversified portfolio of equity securities the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM Advisors. AIM Advisors reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is anticipated that common stocks will be the principal form of investment of the Fund. The portfolio of the Fund is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which AIM Advisors considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which AIM Advisors believes are currently enjoying a dramatic increase in earnings.

     Under normal market conditions, AIM Global Growth Fund will invest primarily in marketable equity securities (including common and preferred stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company)) of companies which are listed on a recognized securities exchange or traded in an over-the-counter market. The Fund may satisfy the foregoing requirement in part by investing in the securities of issuers which are in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers. The Fund may invest up to 20% of its total assets in securities convertible into or exchangeable for equity securities of foreign and domestic issuers which (except in the case of ADRs, EDRs and other securities representing underlying securities of foreign issuers) are listed on a recognized securities exchange or traded in an over-the-counter market.

     If a particular foreign company meets the quantitative standards determined by AIM Advisors, its securities may be acquired by AIM Global Growth Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM Advisors will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. Under normal market conditions, the Fund will maintain at least 20% of its total assets in U.S. dollar denominated securities.

     AIM Worldwide Growth Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of issuers domiciled in its Primary Investment Area, as described below. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible debt securities and warrants to acquire such securities. The Fund's Primary Investment Area includes the following countries:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States and Venezuela.

     AIM Worldwide Growth Fund will emphasize investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin (such as Japan, Hong Kong and Australia). The Fund may also invest in the securities of companies located in developing countries (such as Turkey, Poland and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. Under normal market conditions, the assets of the Fund will be invested in the securities of companies located in at least four different countries, including the United States.

     Under normal circumstances, the assets of AIM Worldwide Growth Fund are invested in the equity securities of issuers domiciled in at least three different countries, and 20% to 60% of the Fund's assets normally are invested in the equity securities of U.S. issuers.

     AIM Worldwide Growth Fund may invest up to 35% of its total assets in debt securities, including U.S. and foreign government securities and corporate debt securities, Samurai and Yankee bonds, Eurobonds and Depository Receipts. The Fund will not limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest ratings categories by Moody's or by S&P, or, if not similarly rated by any other NRSRO, deemed by the Sub-adviser to be of equivalent quality. Debt rated Baa by Moody's, which is the lowest category of investment grade debt, is considered by Moody's to have speculative characteristics.

     In managing AIM Worldwide Growth Fund, the sub-adviser seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above average growth rates. The sub-adviser further attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. Investments are made in such markets only after balancing the potential for growth of selected companies in each market relative to the risks of investing in each such country.

PORTFOLIO MANAGEMENT

     A. Dale Griffin, III, Clas G. Olsson, Paul A. Rogge and Barrett K. Sides are primarily responsible for the day-to-day management of AIM International Equity Fund. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), an indirect subsidiary of A I M Management Group Inc. ("AIM") and has been responsible for AIM International Equity Fund since its inception in 1992. He has been associated with AIM and/or its subsidiaries since 1989 and began working as an investment professional in 1987. Mr. Olsson is an Investment Officer of AIM Capital and has been responsible for AIM International Equity Fund since 1997. He has been associated with AIM and/or its subsidiaries since 1994 and began working as an investment professional in 1994. Prior to 1994, Mr. Olsson was a broker assistant trainee with Merrill Lynch, Pierce, Fenner & Smith Incorporated. Mr. Rogge is Vice President of AIM Capital and also has been responsible for AIM International Equity Fund since its inception in 1992. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1991. Mr. Sides is Assistant Vice President of AIM Capital and has been responsible for AIM International Equity Fund since 1995. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990.

     A. Dale Griffin, III, Paul A. Rogge and Jonathan G. Schoolar are primarily responsible for day-to-day management of AIM Global Growth Fund. Background information on Mr. Griffin and Mr. Rogge is provided above. Mr. Griffin and Mr. Rogge have been responsible for AIM Global Growth Fund since its inception in 1994. Mr. Schoolar is Senior Vice President of AIM Capital, Vice President of AIM, Vice President of AIF and has been responsible for AIM Global Growth Fund since its inception in 1994. He has been associated with AIM or its subsidiaries since 1986 and began working as an investment professional in 1984.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of AIM International Equity Fund for the six-month period ended April 30, 1998, is set forth in Appendix IV to this Proxy Statement/Prospectus and a discussion of the performance of AIM Global Growth Fund for the six-month period ended April 30, 1998, is set forth in Appendix V to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

AIM INTERNATIONAL EQUITY FUND

     Shown below are financial highlights for a Class A Share of AIM International Equity Fund outstanding during the six months ended April 30, 1998, and during each of the years in the five-year period ended October 31, 1997 and the period April 7, 1992 (effective date of registration statement) through October 31, 1992, and for a Class B Share of AIM International Equity Fund outstanding during the six months ended April 30, 1998, and during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994. This information (other than the information for the six months ended April 30, 1998) has been audited by AIF's independent accountants whose unqualified reports on the financial statements of AIM International Equity Fund are included in its annual report to shareholders for the fiscal year ended October 31, 1997. AIM International Equity Fund's semi-annual report to shareholders dated April 30, 1998, and its annual report to shareholders dated October 31, 1997, are available without charge upon request made to AIF at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

     AIM International Equity Fund Class A Shares

                                                                                                                     PERIOD
                                                                                                                  APRIL 7, 1992
                                                                       YEAR ENDED OCTOBER 31                         THROUGH
                                  APRIL 30,          ----------------------------------------------------------    OCTOBER 31,
                                    1998                1997          1996         1995       1994       1993         1992
                                 -----------         ----------    ----------    --------   --------   --------   -------------
                                 (UNAUDITED)
Net asset value beginning of
  period.......................  $    16.64          $    15.37    $    13.65    $  13.50   $  12.18   $   8.88     $   8.74(h)
Income from operations:
  Net investment income........       (0.01)(a)            0.04(a)       0.04(a)     0.01       0.02       0.02         0.01
  Net gains on securities (both
    realized and unrealized)...        2.87                1.68          2.07        0.62       1.31       3.29         0.13
                                 ----------          ----------    ----------    --------   --------   --------     --------
Total from investment
  operations...................        2.86                1.72          2.11        0.63       1.33       3.31         0.14
                                 ----------          ----------    ----------    --------   --------   --------     --------
Less distributions:
  Dividends from net investment
    income.....................       (0.06)              (0.02)        (0.01)      (0.04)     (0.01)     (0.01)          --
  Distributions from net
    realized gains.............          --               (0.43)        (0.38)      (0.44)        --         --           --
                                 ----------          ----------    ----------    --------   --------   --------     --------
Total distributions............       (0.06)              (0.45)        (0.39)      (0.48)     (0.01)     (0.01)          --
                                 ----------          ----------    ----------    --------   --------   --------     --------
Net asset value, end of
  period.......................  $    19.44          $    16.64    $    15.37    $  13.65   $  13.50   $  12.18     $   8.88
                                 ==========          ==========    ==========    ========   ========   ========     ========
Total return(b)................       17.27%              11.43%        15.79%       5.24%     10.94%     37.36%        1.65%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)............  $1,795,411          $1,577,390    $1,108,395    $654,764   $708,159   $372,282     $122,663
  Ratio of expenses to average
    net assets(c)..............        1.46%(d)(e)         1.47%         1.58%       1.67%      1.64%      1.78%        1.85%(i)
  Ratio of net investment
    income to average net
    assets(f)..................       (0.13)%(d)           0.24%         0.25%       0.10%      0.22%      0.28%        0.27%(i)
  Portfolio turnover rate......          30%                 50%           66%         68%        67%        62%          23%
  Average brokerage commission
    rate(g)....................  $   0.0229          $   0.0168    $   0.0192         N/A        N/A        N/A          N/A

---------------

(a)  Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than 1 year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.50% (annualized), 1.51%, 1.60%, 1.68% and 1.89% (annualized), respectively for 1998-1995 and 1992.

(d)  Ratios are annualized and based on average net assets of $1,607,899,814.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

footnotes continued on next page

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are (0.17)% (annualized), 0.20%, 0.22%, 0.09% and 0.22%
     (annualized), respectively for 1998-1995 and 1992.

(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(h)  Net asset value at beginning of the period has been restated to reflect a
     1.1619 for 1 stock split, effected in the form of a dividend, on May 21, 1992.

(i)  Annualized.

     AIM International Equity Fund Class B Shares

                                                                                                  PERIOD
                                                                                               SEPTEMBER 15
                                                                 YEAR ENDED OCTOBER 31           THROUGH
                                         APRIL 30,         ---------------------------------   OCTOBER 31,
                                           1998              1997         1996        1995         1994
                                        -----------        --------     --------     -------   ------------
                                        (UNAUDITED)
Net asset value beginning of period...   $  16.27          $  15.13     $  13.54     $ 13.49      $13.42
Income from operations:
  Net investment income...............      (0.08)(a)         (0.09)(a)    (0.07)(a)   (0.09)      (0.01)
  Net gains on securities (both
    realized and unrealized)..........       2.81              1.66         2.04        0.61        0.08
                                         --------          --------     --------     -------      ------
Total from investment operations......       2.73              1.57         1.97        0.52        0.07
                                         --------          --------     --------     -------      ------
Less distributions:
  Dividends from net investment
    income............................         --                --           --       (0.03)         --
  Distributions from net realized
    gains.............................         --             (0.43)       (0.38)      (0.47)         --
                                         --------          --------     --------     -------      ------
Total distributions...................         --             (0.43)       (0.38)      (0.47)         --
                                         --------          --------     --------     -------      ------
Net asset value, end of period........   $  19.00          $  16.27     $  15.13     $ 13.54      $13.49
                                         ========          ========     ========     =======      ======
Total return(b).......................      16.78%            10.61%       14.88%       4.35%       0.52%
Ratios/Supplemental Data:
  Net assets, end of year (000's
    omitted)..........................   $810,320          $678,809     $368,355     $51,964      $4,833
  Ratio of expenses to average net
    assets(c).........................       2.23%(d)(e)       2.25%        2.35%       2.55%       2.53%(f)
  Ratio of net investment income to
    average net assets(g).............      (0.90)%(d)        (0.53)%      (0.53)%     (0.78)%     (0.67)%(f)
  Portfolio turnover rate.............         30%               50%          66%         68%         67%
  Average brokerage commission
    rate(h)...........................   $ 0.0229          $ 0.0168     $ 0.0192         N/A         N/A

---------------

(a)  Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 2.27% (annualized), 2.28%, 2.37% and 2.56%, respectively for 1998-1995.

(d)  Ratios are annualized and based on average net assets of $720,585,336.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(f)  Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements are (0.94)% (annualized), (0.57)%, (0.55)% and (0.79)%, respectively for 1998-1995.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

AIM GLOBAL GROWTH FUND

     Shown below are financial highlights for a Class A share and a Class B share of AIM Global Growth Fund outstanding during the six months ended April 30, 1998, and during each of the years in the three-year period ended October 31, 1997, and the period September 15, 1994 (date operations commenced) through October 31, 1994. This information (other than the information for the six months ended April 30, 1998) has been audited by AIF's independent accountants whose unqualified reports on the financial statements of AIM Global Growth Fund are included in its annual report to shareholders for the fiscal year ended October 31, 1997. AIM Global Growth Fund's semi-annual report to shareholders dated April 30, 1998, and the annual report to shareholders dated October 31, 1997, are available without charge upon request made to AIF at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

     AIM Global Growth Fund Class A Shares

                                                                                                             PERIOD
                                                                                                          SEPTEMBER 15
                                                                         YEAR ENDED OCTOBER 31              THROUGH
                                               APRIL 30,          ------------------------------------    OCTOBER 31,
                                                 1998               1997             1996       1995          1994
                                              -----------         --------         --------    -------    ------------
                                              (UNAUDITED)
Net asset value beginning of period.........   $  16.65           $  14.20         $  12.32    $ 10.23       $10.00
Income from operations:
  Net investment income.....................      (0.04)             (0.04)           (0.01)     (0.02)          --
  Net gains on securities (both realized and
    unrealized).............................       3.09               2.49             2.11       2.11         0.23
                                               --------           --------         --------    -------       ------
Total from investment operations............       3.05               2.45             2.10       2.09         0.23
                                               --------           --------         --------    -------       ------
Less distributions:
  Dividends from net investment income......         --                 --               --     (0.004)          --
  Distributions from net realized gains.....      (0.42)                --            (0.22)        --           --
                                               --------           --------         --------    -------       ------
Total distributions.........................      (0.42)                --            (0.22)    (0.004)          --
                                               --------           --------         --------    -------       ------
Net asset value, end of period..............   $  19.28           $  16.65         $  14.20    $ 12.32       $10.23
                                               ========           ========         ========    =======       ======
Total return(a).............................      18.81%             17.25%           17.26%     20.48%        2.30%
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)...   $217,916           $178,917         $114,971    $23,754       $3,093
  Ratio of expenses to average net
    assets(b)...............................       1.74%(c)(d)        1.76%(c)(d)      1.93%      2.12%        1.95%(e)
  Ratio of net investment income to average
    net assets(f)...........................      (0.49)%(c)         (0.30)%(c)       (0.13)%    (0.28)%       0.10%(e)
  Portfolio turnover rate...................         36%                96%              82%        79%          .6%
  Average brokerage commission rate(g)......   $ 0.0277           $ 0.0239         $ 0.0234        N/A          N/A

---------------

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94%, 2.98% and 5.67% (annualized) for the periods 1996-1994, respectively.

(c)  Ratios are annualized and based on average net assets of $190,554,477.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same (annualized).

(e)  Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)%, (1.14)% and (3.63)% (annualized) for the periods 1996-1994, respectively.

(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

     AIM Global Growth Fund Class B Shares

                                                                                                    PERIOD
                                                                                                 SEPTEMBER 15
                                                                    YEAR ENDED OCTOBER 31          THROUGH
                                            APRIL 30,          -------------------------------   OCTOBER 31,
                                              1998               1997        1996       1995         1994
                                           -----------         --------    --------    -------   ------------
                                           (UNAUDITED)
Net asset value beginning of period......   $  16.39           $  14.05    $  12.26    $ 10.22      $10.00
Income from operations:
  Net investment income..................      (0.09)(a)          (0.11)      (0.05)     (0.04)         --
  Net gains on securities (both realized
    and unrealized)......................       3.04               2.45        2.06       2.08        0.22
                                            --------           --------    --------    -------      ------
Total from investment operations.........       2.95               2.34        2.01       2.04        0.22
                                            --------           --------    --------    -------      ------
Less distributions:
  Distributions from net realized
    gains................................      (0.42)                --       (0.22)        --          --
                                            --------           --------    --------    -------      ------
Total distributions......................      (0.42)                --       (0.22)        --          --
                                            --------           --------    --------    -------      ------
Net asset value, end of period...........   $  18.92           $  16.39    $  14.05    $ 12.26      $10.22
                                            ========           ========    ========    =======      ======
Total return(b)..........................      18.49%             16.65%      16.60%     19.96%       2.20%
Ratios/Supplemental Data:
  Net assets, end of year (000's
    omitted).............................   $281,432           $224,225    $121,848    $17,157      $1,277
  Ratio of expenses to average net
    assets(c)............................       2.28%(d)(e)        2.29%       2.48%      2.64%       2.51%(f)
  Ratio of net investment income (loss)
    to average net assets(g).............      (1.02)%(d)         (0.83)%     (0.69)%    (0.79)%     (0.47)%(f)
  Portfolio turnover rate................         36%                96%         82%        79%          6%
  Average brokerage commission rate(h)...   $ 0.0277           $ 0.0239    $ 0.0234        N/A         N/A

---------------

(a)  Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Rations of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49%, 3.38% and 6.20% (annualized) for the periods 1996- 1994, respectively.

(d)  Ratios are annualized and based on average net assets of $244,693,916.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.27% (annualized).

(f)  Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)%, (1.54)% and (4.16)% (annualized) for the periods 1996-1994, respectively.

(h) The average commission rate is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATIONS

     The terms and conditions under which the Reorganizations may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATIONS

     Each Acquiring Fund will acquire all of the assets of the Acquired Fund with which it will combine in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Consummation of each Reorganization (the "Closing") is expected to occur on February 12, 1999, at 5:00 p.m. Central Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on that business day.

     At the Effective Time, all of the assets of AIM International Growth Fund shall be delivered to the Custodian for the account of AIM International Equity Fund in exchange for the assumption by AIM International Equity Fund of all of the liabilities of any kind of AIM International Growth Fund and delivery by AIF directly to (i) the AIM International Growth Fund Advisor Class shareholders and Class A shareholders of a number of AIM International Equity Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth) and to (ii) the AIM International Growth Fund Class B shareholders of a number of AIM International Equity Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of AIM International Growth Fund so transferred, assigned and delivered.

     At the Effective Time, all of the assets of AIM Worldwide Growth Fund shall be delivered to the Custodian for the account of AIM Global Growth Fund in exchange for the assumption by AIM Global Growth Fund of all of the liabilities of any kind of AIM Worldwide Growth Fund and delivery by AIF directly to (i) the AIM Worldwide Growth Fund Advisor Class shareholders and Class A shareholders of a number of AIM Global Growth Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth) and to (ii) the AIM Worldwide Growth Funds Class B shareholders of a number of AIM Global Growth Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of AIM Worldwide Growth Fund so transferred, assigned and delivered.

     Consummation of the Reorganization of AIM International Growth Fund is not conditioned upon consummation of the Reorganization of AIM Worldwide Growth Fund, and consummation of the Reorganization of AIM Worldwide Growth Fund is not conditioned upon consummation of the Reorganization of AIM International Growth Fund.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AGS and AIF. If any amendment is made to the Agreement which effects a material change to the Agreement and the Reorganizations, such change will be submitted to the affected shareholders for their approval.

     Each of AGS and AIF has made representations and warranties in the Agreement that are customary in matters such as the Reorganizations. The obligations of AGS and AIF pursuant to the Agreement with respect to a particular Acquired Fund or Acquiring Fund are subject to various conditions, including the following: (a) the assets of the Acquired Fund to be acquired by the Acquiring Fund with which it will be combined shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by each of the Acquired Funds immediately prior to the Reorganizations; (b) AIF's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (c) the shareholders of the Acquired Fund shall have approved the Agreement; and (d) AGS and AIF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the Reorganizations will not result in the recognition of gain or loss for Federal income tax purposes for the Acquired Fund, the Acquiring Fund or their shareholders.

     The Acquired Fund and the Acquiring Funds have each agreed to bear their own expenses in connection with the Reorganizations.

     The Board of Trustees of AGS may waive without shareholder approval any default by AIF or any failure by AIF to satisfy any of the conditions to AGS's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of the Acquired Funds. The Agreement may be terminated and the Reorganizations may be abandoned by either AGS or AIF at any time by mutual agreement of AGS and AIF, or by either party in the event that the Acquired Funds shareholders do not approve the Agreement or if the Closing does not occur on or before April 30, 1999.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganizations, under currently applicable law, are as follows:
(i) the Reorganizations will each qualify as a "reorganization" within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by each Acquired Fund upon the transfer of its assets to an Acquiring Fund;
(iii) no gain or loss will be recognized by any shareholder of an Acquired Fund upon the exchange of shares of an Acquired Fund solely for shares of an Acquiring Fund; (iv) the tax basis of the shares of an Acquiring Fund to be received by a shareholder of an Acquired Fund will be the same as the tax basis of the shares of the Acquired Fund surrendered in exchange therefor; (v) the holding period of the shares of an Acquiring Fund to be received by a shareholder of an Acquired Fund will include the holding period for which such shareholder held the shares of the Acquired Fund exchanged therefor, provided that such shares of the Acquired Fund are capital assets in the hands of such shareholder as of the Closing; (vi) no gain or loss will be recognized by an Acquiring Fund on the receipt of assets of an Acquired Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities; (vii) the tax basis of the assets of each Acquired Fund in the hands of an Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; and
(viii) the holding period of the assets of an Acquired Fund to be received by each Acquiring Fund will include the holding period of such assets in the hands of the Acquired Fund immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AGS and AIF as to the foregoing Federal income tax consequences of the Reorganizations, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AGS and AIF upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization): (A) there is no plan or intention by the shareholders of the Acquired Funds to redeem a number of shares of the Acquiring Funds received in the Reorganizations that would reduce an Acquired Fund shareholders' ownership of Acquiring Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of the respective Acquired Fund as of the Closing Date; (B) following the Reorganizations, each Acquiring Fund will continue the historic business of the respective Acquired Fund (for this purpose "historic business" shall mean the business most recently conducted by each Acquired Fund which was not entered into in connection with the Reorganizations) or use a significant portion of such Acquired Fund's historic business assets in its business; (C) at the direction of the Acquired Funds, the Acquiring Funds will issue directly to each Acquired Fund's shareholders pro rata the shares of the Acquiring Fund that each respective Acquired Fund constructively receives in the Reorganization and each Acquired Fund will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing; (D) the Acquiring Funds have no plan or intention to reacquire any of their shares issued in the Reorganizations, except to the extent that the Acquiring Funds are required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of their shares presented for redemption; (E) the Acquiring Funds do not plan or intend to sell or otherwise dispose of any of the assets of the Acquired Funds acquired in the Reorganizations, except for dispositions made in the ordinary course of their business or dispositions necessary to maintain their status as a "regulated investment company" ("RIC") under the Code; (F) the Acquiring Funds, the Acquired Funds and the shareholders of the Acquired Funds will pay their respective expenses, if any, incurred in connection with the Reorganizations; (G) each Acquiring Fund will acquire at least 90 percent of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by each respective Acquired Fund immediately before the Reorganizations, including for this purpose any amounts used by each Acquired Fund to pay its reorganization expenses and all redemptions and distributions made by the Acquired Fund immediately before the Reorganizations (other than redemptions pursuant to a demand of a shareholder in the ordinary course of the Acquired Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and (H) the Acquiring Funds and the Acquired Funds have each elected to be taxed as a RIC under
Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of the Acquired Funds ending on the Closing and the taxable year of the Acquiring Funds that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF THE ACQUIRED FUNDS. THE ACQUIRED FUNDS' SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATIONS, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganizations will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Acquiring Funds of the assets of the Acquired Funds will be the same as the book cost basis of such assets to the Acquired Funds.

                             RIGHTS OF SHAREHOLDERS

     AIF is a Maryland corporation and AGS is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of the AGS are substantially the same as those of the directors of AIF.

     There are, however, certain differences between the two forms of organization. The operations of AIF, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of AGS, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AGS Declaration of Trust provides that shareholders of the Acquired Funds shall not be subject to any personal liability for acts or obligations of the Acquired Funds and that every written agreement, obligation or other undertaking made or issued by the Acquired Funds shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Acquired Funds' property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Acquired Funds themselves are unable to meet their obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Acquired Funds, the possibility of the Acquired Funds being unable to meet their obligations is considered remote, and even if a claim were brought against the Funds and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of AGS have elected the trustees of AGS. Such trustees serve for the life of AGS, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such Trustees only at annual or special meetings of shareholders.

     The shareholders of AIF have elected the directors of AIF. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

REMOVAL OF DIRECTORS/TRUSTEES

     A trustee of AGS may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AGS. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

     A director of AIF may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of AIF.

MEETINGS OF SHAREHOLDERS

     AGS is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The By-Laws of AGS provide that a majority of the Trustees may call special meetings of shareholders and the Trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Acquired Funds' shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

     AIF is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. AIF's Bylaws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the AGS Declaration of Trust, the trustees and officers of AGS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The AGS Declaration of Trust require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. AIF's Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

TERMINATION

     AGS or any series or class of shares of beneficial interest in AGS may be terminated by a majority shareholder vote of AGS or the affected series or class, respectively, or if there are fewer than 100 shareholders of record of AGS or of such terminating series or class, the trustees pursuant to written notice to the shares of AGS or the affected series or class.

     Maryland law provides that AIF may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

     The AGS Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees,
(iii) approval of investment advisory contracts, as required by the 1940 Act;
(iv) termination of AGS or a series of class of its shares of beneficial interest, (v) amendment of the Declaration of Trust, (vi) sale of all or substantially all of the assets of AGS or one of its investment portfolios,
(vii) merger or consolidation of AGS or any of its investment portfolios, with certain exceptions, and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     Shareholders of a Maryland corporation such as AIF are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

DISSENTERS' RIGHTS

     Neither Delaware law nor the Declaration of Trust confers upon AGS shareholders appraisal or dissenters' rights.

     Under Maryland law, AIF's shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the Acquiring Funds' assets, and are bound by the terms of the transaction.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Delaware law, the Board of Trustees of AGS may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which reduces the indemnification provided to shareholders or former shareholders or which changes the preferences, voting powers, rights, and privileges of outstanding shares in a manner materially adverse to the shareholders of such shares, without approval of the affected shareholders. The trustees shall have the power to alter, amend or repeal the Bylaws of AGS or adopt new Bylaws at any time.

     Consistent with Maryland law, AIF reserves the right to amend, alter, change or repeal any provision contained in their Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of AIF may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the AIF Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. The AIF Bylaws provide that the Bylaws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the special meeting. Except as to any particular Bylaw which is specified as not subject to amendment by the Board of Directors, the Bylaws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meetings of the Board.

         OWNERSHIP OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of December 8, 1998, to the knowledge of AGS, owned beneficially 5% or more of any class of the outstanding shares of the Acquired Funds:

     AIM International Growth Fund:

                                                                           PERCENT
                                                              PERCENT      OWNED OF
                                                              OWNED OF    RECORD AND
                                                               RECORD    BENEFICIALLY
                                                              --------   ------------
Class A Shares
  Merrill Lynch Pierce Fenner & Smith.......................    8.31%      -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246
Class B Shares
  Merrill Lynch Pierce Fenner & Smith.......................    5.97%      -0-
  FBO The Sole Benefit of its Customers
  Security #97A94
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246-6484
Advisor Class Shares
  LGT Asset Management 401(K) Plan..........................   97.32%      -0-
  Attn: Debbie Nettles
  11 Greenway Plaza, Suite 100
  Houston, TX 77046-1173

     AIM Worldwide Growth Fund:

                                                                           PERCENT
                                                              PERCENT      OWNED OF
                                                              OWNED OF    RECORD AND
                                                               RECORD    BENEFICIALLY
                                                              --------   ------------
Class A Shares
  Merrill Lynch Pierce Fenner & Smith.......................    6.90%      -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246
Advisor Class Shares
  LGT Asset Management 401(K) Plan..........................   86.11%      -0-
  Attn: Debbie Nettles
  11 Greenway Plaza, Suite 100
  Houston, TX 77046-1173
  Wells Fargo Bank NA TTEE FBO..............................    9.92%      -0-
  LGT Asset Management SERP Plan
  A/C 5000201000
  26610 West Agoura Road
  P.O. Box 9800 MAC 9139-027
  Calabasas, CA 91372-0800

     Listed below is the name, address and percent ownership of each person who as of December 8, 1998 to the knowledge of AIF, owned beneficially 5% or more of any class of the outstanding shares of the Acquiring Funds:

     AIM International Equity Fund:

                                                                           PERCENT
                                                              PERCENT      OWNED OF
                                                              OWNED OF    RECORD AND
                                                               RECORD    BENEFICIALLY
                                                              --------   ------------
Class A Shares
  Merrill Lynch Pierce Fenner & Smith.......................   37.20%      -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246
Class B Shares
  Merrill Lynch Pierce Fenner & Smith.......................   35.44%      -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

     AIM Global Growth Fund:

                                                                           PERCENT
                                                              PERCENT      OWNED OF
                                                              OWNED OF    RECORD AND
                                                               RECORD    BENEFICIALLY
                                                              --------   ------------
Class A Shares
  Merrill Lynch Pierce Fenner & Smith.......................   11.52%        -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246
Class B Shares
  Merrill Lynch Pierce Fenner & Smith.......................   20.66%        -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246

OWNERSHIP OF OFFICERS AND DIRECTORS/TRUSTEES

     To the best of the knowledge of AIF, the beneficial ownership of shares of the Acquiring Funds by officers and directors of AIF as a group constituted less than 1% of the outstanding shares of each such fund as of December 8, 1998. To the best of the knowledge of AGS, the beneficial ownership of shares of the Acquired Funds by officers or trustees of AGS as a group constituted less than 1% of the outstanding shares of such fund as of December 8, 1998.

                                 CAPITALIZATION

     The following table sets forth as of June 30, 1998, (i) the capitalization of the Acquiring Funds Class A Shares and the Acquiring Funds Class B Shares,
(ii) the capitalization of the Acquired Funds Class A, Class B and Advisor Class shares, and (iii) the pro forma capitalization of the Acquiring Funds Class A and Class B shares as adjusted to give effect to the transactions contemplated by the Agreement.

     AIM International Equity Fund and AIM International Growth Fund:

                              AIM              AIM              AIM            PRO FORMA AIM            AIM              AIM
                         INTERNATIONAL    INTERNATIONAL    INTERNATIONAL    INTERNATIONAL EQUITY   INTERNATIONAL    INTERNATIONAL
                          EQUITY FUND      GROWTH FUND      GROWTH FUND         FUND CLASS A        EQUITY FUND      GROWTH FUND
                         CLASS A SHARES   CLASS A SHARES   ADVISOR SHARES    SHARES AS ADJUSTED    CLASS B SHARES   CLASS B SHARES
                         --------------   --------------   --------------   --------------------   --------------   --------------
Net Assets.............  $1,833,589,859    $143,957,678       $252,159         $1,977,799,696       $844,051,101     $49,567,348
Shares Outstanding.....     92,577,015       16,887,447         29,471             99,856,664*        43,647,712       6,072,995
Net Asset Value Per
 Shares................  $       19.81     $       8.52       $   8.56         $        19.81       $      19.34     $      8.16

                            PRO FORMA AIM
                         INTERNATIONAL EQUITY
                             FUND CLASS B
                          SHARES AS ADJUSTED
                         --------------------
Net Assets.............      $893,618,449
Shares Outstanding.....        46,210,657*
Net Asset Value Per
 Shares................      $      19.34

     AIM Global Growth Fund and AIM Worldwide Growth Fund:

                                                AIM              AIM           PRO FORMA AIM                            AIM
                            AIM GLOBAL       WORLDWIDE        WORLDWIDE        GLOBAL GROWTH        AIM GLOBAL       WORLDWIDE
                           GROWTH FUND      GROWTH FUND      GROWTH FUND        FUND CLASS A       GROWTH FUND      GROWTH FUND
                          CLASS A SHARES   CLASS A SHARES   ADVISOR SHARES   SHARES AS ADJUSTED   CLASS B SHARES   CLASS B SHARES
                          --------------   --------------   --------------   ------------------   --------------   --------------
Net Assets..............   $230,046,171     $95,789,457       $1,173,623        $327,009,251       $294,453,584     $41,963,181
Shares Outstanding......     11,774,553       6,010,096           72,854          16,736,840*        15,375,353       2,762,324
Net Asset Value Per
 Shares.................   $      19.54     $     15.94       $    16.11        $      19.54       $      19.15     $     15.19

                             PRO FORMA AIM
                             GLOBAL GROWTH
                              FUND CLASS B
                           SHARES AS ADJUSTED
                          --------------------
Net Assets..............      $336,416,765
Shares Outstanding......        17,566,642*
Net Asset Value Per
 Shares.................      $      19.15

* Shares have been adjusted to reflect the effect of the merger.

                                 LEGAL MATTERS

     Certain legal matters concerning AIF and its participation in the Reorganizations, the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599. Certain legal matters concerning AGS and its participation in the Reorganizations will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AGS and AIF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AGS's registration statement containing the Prospectus and Statement of Additional Information relating to the Acquired Funds is Registration No. 2-57526. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to the Acquiring Funds is Registration No. 811-6463. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AIF and AGS are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AGS and AIF (including the Registration Statement of AIF relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the prescribed rates at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. The SEC maintains a Web site at http://www.sec.gov that contains information regarding AIF, AGS and other registrants that file electronically with the SEC.

              ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND
                               THE ACQUIRED FUNDS

     For more information with respect to AIF and the Acquiring Funds concerning the following topics, please refer to the Acquiring Funds Prospectuses as indicated: (i) see"Summary," "The Fund," "Investment Objectives and Policies," "Management" and "General Information" for further information regarding AIF and the Acquiring Funds; (ii) see "Summary," "Investment Objectives and Policies," "Management" and "General Information" for further information regarding management of the Acquiring Funds; (iii) see "Summary," "Management," "Organization of the Company," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the capital stock of the Acquiring Funds; (iv) see "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of the Acquiring Funds.

     For more information with respect to AGS and the Acquired Funds concerning the following topics, please refer to the Acquired Funds Prospectuses as indicated: (i) see "Summary," "The Fund," "Investment Program," "Management" and "General Information" for further information regarding AGS and the Acquired Funds; (ii) see "Summary," "Investment Program," "Management" and "General Information" for further information regarding management of the Acquired Funds;
(iii) see "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the shares of the Acquired Funds; (iv) see "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of the Acquired Funds.

                                                                     APPENDIX I

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                         AIM INTERNATIONAL GROWTH FUND

                                      AND

                           AIM WORLDWIDE GROWTH FUND,

                             SEPARATE PORTFOLIOS OF

                               AIM GROWTH SERIES

                                NOVEMBER 4, 1998

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................    1
  SECTION 1.1     Definitions.................................................    1
ARTICLE 2  TRANSFER OF ASSETS.................................................    2
  SECTION 2.1     Reorganizations.............................................    2
  SECTION 2.2     Computation of Net Asset Value..............................    4
  SECTION 2.3     Valuation...................................................    4
  SECTION 2.4     Delivery....................................................    4
  SECTION 2.5     Termination of Series.......................................    5
  SECTION 2.6     Issuance of Acquiring Fund Shares...........................    5
  SECTION 2.7     Investment Securities.......................................    5
  SECTION 2.8     Liabilities.................................................    5
ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF AIM GROWTH.......................    6
  SECTION 3.1     Organization; Authority.....................................    6
  SECTION 3.2     Registration and Regulation of AIM Growth...................    6
  SECTION 3.3     Financial Statements........................................    6
  SECTION 3.4     No Material Adverse Changes; Contingent Liabilities.........    6
  SECTION 3.5     Acquired Fund Shares; Liabilities; Business Operations......    6
  SECTION 3.6     Accountants.................................................    7
  SECTION 3.7     Binding Obligation..........................................    7
  SECTION 3.8     No Breaches or Defaults.....................................    7
  SECTION 3.9     Authorizations or Consents..................................    7
  SECTION 3.10    Permits.....................................................    8
  SECTION 3.11    No Actions, Suits or Proceedings............................    8
  SECTION 3.12    Contracts...................................................    8
  SECTION 3.13    Properties and Assets.......................................    8
  SECTION 3.14    Taxes.......................................................    8
  SECTION 3.15    Benefit and Employment Obligations..........................    9
  SECTION 3.16    Brokers.....................................................    9
  SECTION 3.17    Voting Requirements.........................................    9
  SECTION 3.18    State Takeover Statutes.....................................    9
  SECTION 3.19    Books and Records...........................................    9
  SECTION 3.20    Prospectus and Statement of Additional Information..........    9
  SECTION 3.21    No Distribution.............................................    9
  SECTION 3.22    Liabilities of the Acquired Funds...........................    9
  SECTION 3.23    Value of Shares.............................................   10
  SECTION 3.24    Shareholder Expenses........................................   10
  SECTION 3.25    Intercompany Indebtedness...................................   10
ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF AIM INTERNATIONAL................   10
  SECTION 4.1     Organization; Authority.....................................   10
  SECTION 4.2     Registration and Regulation of AIM International............   10
  SECTION 4.3     Financial Statements........................................   10
  SECTION 4.4     No Material Adverse Changes; Contingent Liabilities.........   10
  SECTION 4.5     Registration of Acquiring Fund Class A Shares and Acquiring
                  Fund Class B Shares.........................................   11
  SECTION 4.6     Accountants.................................................   11
  SECTION 4.7     Binding Obligation..........................................   11
  SECTION 4.8     No Breaches or Defaults.....................................   11
  SECTION 4.9     Authorizations or Consents..................................   12
  SECTION 4.10    Permits.....................................................   12

                                                                                PAGE
                                                                                ----
  SECTION 4.11    No Actions, Suits or Proceedings............................   12
  SECTION 4.12    Taxes.......................................................   12
  SECTION 4.13    Brokers.....................................................   13
  SECTION 4.14    Representations Concerning the Reorganization...............   13
  SECTION 4.15    Prospectus and Statement of Additional Information..........   13
  SECTION 4.16    Value of Shares.............................................   13
  SECTION 4.17    Intercompany Indebtedness; Consideration....................   13
ARTICLE 5  COVENANTS..........................................................   14
  SECTION 5.1     Conduct of Business.........................................   14
  SECTION 5.2     Announcements...............................................   14
  SECTION 5.3     Expenses....................................................   15
  SECTION 5.4     Further Assurances..........................................   15
  SECTION 5.5     Notice of Events............................................   15
  SECTION 5.6     Access to Information.......................................   15
  SECTION 5.7     Consents, Approvals and Filings.............................   15
  SECTION 5.8     Submission of Agreement to Shareholders.....................   15
ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................   16
  SECTION 6.1     Conditions Precedent of AIM International...................   16
  SECTION 6.2     Mutual Conditions...........................................   16
  SECTION 6.3     Conditions Precedent of AIM Growth..........................   17
  SECTION 6.4     Transactions Independent....................................   17
ARTICLE 7  TERMINATION OF AGREEMENT...........................................   18
  SECTION 7.1     Termination.................................................   18
  SECTION 7.2     Survival After Termination..................................   18
ARTICLE 8  MISCELLANEOUS......................................................   18
  SECTION 8.1     Survival of Representations and Warranties..................   18
  SECTION 8.2     Governing Law...............................................   18
  SECTION 8.3     Binding Effect, Persons Benefitting, No Assignment..........   18
  SECTION 8.4     Obligations of AIM International and AIM Growth.............   18
  SECTION 8.5     Amendments..................................................   19
  SECTION 8.6     Enforcement.................................................   19
  SECTION 8.7     Interpretation..............................................   19
  SECTION 8.8     Counterparts................................................   19
  SECTION 8.9     Entire Agreement; Schedules.................................   19
  SECTION 8.10    Notices.....................................................   19
  SECTION 8.11    Representations by AIM Advisors.............................   20
  Schedule 6.1(d) Opinion of Counsel to AIM International
  Schedule 6.2(g) Tax Opinions
  Schedule 6.3(d) Opinion of Counsel to AIM Growth

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 4, 1998 (this "Agreement"), by and among AIM Growth Series, a Delaware business trust ("AIM Growth"), acting on behalf of AIM International Growth Fund and AIM Worldwide Growth Fund, each a separate series of AIM Growth (the "Acquired Funds"), AIM International Funds, Inc., a Maryland corporation ("AIM International"), acting on behalf of AIM International Equity Fund and AIM Global Growth Fund, each a separate series of AIM International, and AIM Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIM Growth is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, AIM International Growth Fund and AIM Worldwide Growth Fund, for sale to the public; and

     WHEREAS, AIM International is an investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in separate investment portfolios for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AIM Growth and AIM International; and

     WHEREAS, each Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund with which it will combine in exchange for the assumption by the Acquiring Fund of all of the liabilities of such Acquired Fund and the issuance by AIM International of shares of such Acquiring Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AIM Growth, AIM International and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Acquired Fund" means AIM International Growth Fund and AIM Worldwide Growth Fund, each a separate series of AIM Growth.

          "Acquired Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

          "Acquired Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in an Acquired Fund.

          "Acquired Fund Shareholders Meeting" means a meeting of the shareholders of an Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIM Growth to consider and vote upon the approval of this Agreement and the Reorganization of such Acquired Fund contemplated by this Agreement.

          "Acquired Fund Shares" means the issued and outstanding shares of beneficial interest in an Acquired Fund.

          "Acquiring Fund" means AIM International Equity Fund and AIM Global Growth Fund, each a separate series of AIM International.

          "Acquiring Fund Class A Shares" means Class A Shares of the capital stock of an Acquiring Fund issued by AIM International.

          "Acquiring Fund Class B Shares" means Class B Shares of the capital stock of an Acquiring Fund issued by AIM International.

          "Acquiring Fund Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

          "Acquiring Fund Shares" means shares of the capital stock of AIM International issued pursuant to Section 2.6 of this Agreement.

          "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

          "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

          "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

          "AIM Growth" means AIM Growth Series, a Delaware business trust.

          "AIM Growth Registration Statement" means the registration statement on Form N-1A of AIM Growth, as amended, Registration No. 2-57526.

          "AIM International" means AIM International Funds, Inc., a Maryland corporation.

          "AIM International Registration Statement" means the registration statement on Form N-1A of AIM International, as amended, Registration No. 811-6463.

          "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIM International on behalf of an Acquired Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AIM International.

          "Closing" means the transfer of the assets of an Acquired Fund to the Acquiring Fund with which it will combine, the assumption of all of such Acquired Fund's liabilities by the Acquiring Fund and the issuance of the Acquiring Fund Shares directly to the Acquired Fund Shareholders as described in Section 2.1 of this Agreement.

          "Closing Date" means February 12, 1999, or such other date as the parties may mutually determine.

          "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

          "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Acquiring Funds and the Acquired Funds.

          "Effective Time" means 5:00 p.m. Central Time on the Closing Date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

          "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

          "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

          "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          "Reorganization" means the acquisition of the assets of an Acquired Fund by the Acquiring Fund with which it will combine in consideration of the assumption by such Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance by AIM International of Acquiring Fund Shares directly to Acquired Fund Shareholders as described in this Agreement, and the termination of such Acquired Fund's status as designated series of shares of AIM Growth.

          "Required Shareholder Vote" shall have the meaning set forth in
     Section 3.17 of this Agreement.

          "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1  Reorganizations.

     (a) Reorganization of AIM International Growth Fund. At the Effective Time, all of the assets of AIM International Growth Fund shall be delivered to the Custodian for the account of AIM International Equity Fund in exchange for the assumption by AIM International Equity Fund of all of the liabilities of any kind of AIM International Growth Fund and delivery by AIM International directly to (i) the holders of record as of the Effective Time of the issued and outstanding Advisor Class and Class A shares of AIM International Growth Fund of a number of AIM International Equity Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth) and to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of AIM International Growth Fund of a number of AIM International Equity Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of AIM International Growth Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, the AIM International Equity Fund will receive good and marketable title to such assets free and clear of all Liens.

     (b) Reorganization of AIM Worldwide Growth Fund. At the Effective Time, all of the assets of AIM Worldwide Growth Fund shall be delivered to the Custodian for the account of AIM Global Growth Fund in exchange for the assumption by AIM Global Growth Fund of all of the liabilities of any kind of AIM Worldwide Growth Fund and delivery by AIM International directly to (i) the holders of record as of the Effective Time of the issued and outstanding Advisor Class and Class A shares of AIM Worldwide Growth Fund of a number of AIM Global Growth Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth) and to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of AIM Worldwide Growth Funds of a number of AIM Global Growth Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of AIM Worldwide Growth Fund so transferred, assigned and delivered, all determined and adjusted as provided in
Section 2.2 below. Upon delivery of such assets, the AIM Global Growth Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2  Computation of Net Asset Value.

     (a) The net asset value of the Acquiring Fund Shares, and the net value of the assets of an Acquired Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the Closing Date.

     (b) The net asset value of the Acquiring Fund Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the AIM International Registration Statement.

     (c) The net value of the assets of an Acquired Fund to be transferred to an Acquiring Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the AIM Growth Registration Statement.

     (d) All computations of value regarding the net assets of an Acquired Fund and the net asset value of the Acquiring Fund Shares to be issued pursuant to this Agreement shall be made by agreement of AIM Growth and AIM International. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3 Valuation. The assets of an Acquired Fund and the net asset value per share of the Acquiring Fund Shares shall be valued as of the close of regular trading on the NYSE on the Closing Date. The share transfer books of the Acquired Funds will be permanently closed as of the close of business on the Closing Date and only requests for the redemption of shares of the Acquired Funds received in proper form prior to the close of regular trading on the NYSE on the Closing Date shall be accepted by the Acquired Funds. Redemption requests thereafter received by an Acquired Fund shall be deemed to be redemption requests for Acquiring Fund Class A Shares or Acquiring Fund Class B Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to the Acquired Fund Shareholders under this Agreement.

     SECTION 2.4  Delivery.

     (a) Assets held by an Acquired Fund shall be delivered by AIM Growth to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AIM Growth shall instruct the Custodian to transfer such assets to the account of the respective Acquiring Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by an Acquired Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the respective Acquiring Fund at the Custodian.

     (b) If, on the Closing Date, an Acquired Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by the Acquired Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then AIM International shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if the Acquired Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AIM International or the Custodian, including brokers' confirmation slips.

     SECTION 2.5 Termination of Series. As soon as reasonably practicable after the Closing Date, the status of each Acquired Fund as designated series of shares of AIM Growth shall be terminated; provided, however, that the termination of the status of an Acquired Fund as a series of shares of AIM Growth shall not be required if the Reorganization of such Acquired Fund shall not have been consummated.

     SECTION 2.6 Issuance of Acquiring Fund Shares. At the Effective Time, each Acquired Fund Shareholder of record as of the close of regular trading on the NYSE on the Closing Date holding such Acquired Fund Class A shares or Advisor Class shares shall be issued that number of full and fractional Class A shares of the Acquiring Fund with which it will combine having a net asset value equal to the net asset value of such Acquired Fund Class A shares or Advisor Class shares held by such Acquired Fund Shareholder on the Closing Date, and each Acquired Fund Shareholder of record as of the Closing Date holding such Acquired Fund Class B shares shall be issued that number of full and fractional Class B shares of the Acquiring Fund with which it will combine having a net asset value equal to the net asset value of such Acquired Fund Class B Shares held by such Acquired Fund Shareholder on the Closing Date. All issued and outstanding shares of beneficial interest in each Acquired Fund shall thereupon be canceled on the books of AIM Growth. AIM Growth shall provide instructions to the transfer agent of AIM International with respect to the Acquiring Fund Class A Shares and Acquiring Fund Class B Shares to be issued to Acquired Fund Shareholders. AIM International shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AIM International shall record on its books the ownership of Acquiring Fund Class A and Acquiring Fund Class B Shares by Acquired Fund Shareholders and shall forward a confirmation of such ownership to the Acquired Fund Shareholders. No redemption or repurchase of such shares credited to former Acquired Fund Shareholders in respect of the Acquired Fund shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AIM International for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIM International.

     SECTION 2.7 Investment Securities. On or prior to the Closing Date, AIM Growth shall deliver a list setting forth the securities each Acquired Fund then owns together with the respective Federal income tax bases thereof. AIM Growth shall provide to AIM International on or before the Closing Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to an Acquiring Fund hereunder. Such records shall be made available by AIM Growth prior to the Closing Date for inspection by the Treasurer (or his designee) or the auditors of AIM International upon reasonable request.

     SECTION 2.8 Liabilities. Each Acquired Fund shall use reasonable best efforts to discharge all of their known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF AIM GROWTH

     AIM Growth, on behalf of the Acquired Funds, represents and warrants to AIM International that:

     SECTION 3.1 Organization; Authority. AIM Growth is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2 Registration and Regulation of AIM Growth. AIM Growth is duly registered with the SEC as an investment company under the Investment Company Act and all Acquired Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIM Growth to revoke or rescind any such registration or qualification. Each Acquired Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Each Acquired Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AIM Growth Registration Statement currently in effect. The value of the net assets of each Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of such Acquired Fund and all purchases and redemptions of Acquired Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3 Financial Statements. The books of account and related records of each Acquired Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 1997, and the unaudited financial statements for the six month period ended June 30, 1998, of each Acquired Fund previously delivered to AIM International (the "Acquired Fund Financial Statements") present fairly in all material respects the financial position of such Acquired Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4 No Material Adverse Changes; Contingent Liabilities. Since June 30, 1998, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of an Acquired Fund or the status of an Acquired Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by an Acquired Fund or occurring in the ordinary course of business of the Acquired Fund or AIM Growth. There are no contingent liabilities of an Acquired Fund not disclosed in the Acquired Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5  Acquired Fund Shares; Liabilities; Business Operations.

     (a) The Acquired Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) There is no plan or intention by the shareholders of an Acquired Fund who own five percent (5%) or more of such Acquired Fund Shares, and to the knowledge of AIM Growth's management the remaining shareholders of such Acquired Fund have no present plan or intention, of selling, exchanging, redeeming or otherwise disposing of a number of the Acquiring Fund Shares received by them in connection with a Reorganization that would reduce such Acquired Fund Shareholder's ownership of Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding shares of such Acquired Fund as of the same date. For purposes of this representation, Acquired Fund Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Acquiring Fund will be treated as outstanding Acquired Fund Shares on the date of the

Reorganization. Moreover, Acquired Fund Shares and Acquiring Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for Acquired Fund Shares or Acquiring Fund Shares which have been, or will be, redeemed by an Acquired Fund or an Acquiring Fund in the ordinary course of its business as a series of an open-end, management investment company under the Investment Company Act.

     (c) At the time of its Reorganization, an Acquired Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Acquired Fund Shares, except for the right of investors to acquire such Acquired Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, each Acquired Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, an Acquired Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to the Acquiring Fund.

     (e) AIM Growth does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6 Accountants. PricewaterhouseCoopers, LLP, which has reported upon the Acquired Fund Financial Statements for the period ended December 31, 1997, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7 Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIM Growth on behalf of each Acquired Fund and, assuming this Agreement has been duly executed and delivered by AIM International and approved by Acquired Fund Shareholders, constitutes the legal, valid and binding obligation of AIM Growth enforceable against AIM Growth in accordance with its terms from and with respect to the revenues and assets of the respective Acquired Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8 No Breaches or Defaults. The execution and delivery of this Agreement by AIM Growth on behalf of the Acquired Funds and performance by AIM Growth of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIM Growth, other than Acquired Fund Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AIM Growth and
(ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of an Acquired Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIM Growth is a party or by which it may be bound and which relates to the assets of an Acquired Fund or to which any property of an Acquired Fund may be subject;
(B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIM Growth or any property of an Acquired Fund. AIM Growth is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIM Growth in connection with the due execution and delivery by AIM Growth of this Agreement and the consummation by AIM Growth of the transactions contemplated hereby.

     SECTION 3.10 Permits. AIM Growth has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to the Acquired Funds, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIM Growth there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11  No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIM Growth, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIM Growth before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIM Growth, threatened in writing or, if probable of assertion, orally, against AIM Growth affecting any property, asset, interest or right of an Acquired Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to such Acquired Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIM Growth's conduct of the business of an Acquired Fund affecting in any significant respect the conduct of such business. AIM Growth is not, and has not been to the knowledge of AIM Growth, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of an Acquired Fund.

     SECTION 3.12 Contracts. AIM Growth is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of an Acquired Fund, by which the assets, business, or operations of an Acquired Fund may be bound or affected, or under which it or the assets, business or operations of an Acquired Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIM Growth there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13 Properties and Assets. Each Acquired Fund has good and marketable title to all properties and assets reflected in the Acquired Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Acquired Fund Financial Statements.

     SECTION 3.14  Taxes.

     (a) Each Acquired Fund has elected to be a regulated investment company under Subchapter M of the Code. Each Acquired Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Each Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) insure continued qualification of each Acquired Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of an Acquired Fund arising by reason of undistributed investment company taxable income or net capital gain, AIM Growth will declare on or prior to the Closing Date to the shareholders of each Acquired Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing

(A) all of such Acquired Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1998 and for the short taxable year beginning on January 1, 1999 and ending on the Closing Date and (B) all of such Acquired Fund's net capital gain reorganized in its taxable year ended December 31, 1998 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Each Acquired Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Acquired Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against either Acquired Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of either Acquired Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of AIM Growth, the fiscal year of each Acquired Fund has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15 Benefit and Employment Obligations. On or prior to the Closing Date, an Acquired Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16 Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIM Growth in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIM Growth or any action taken by it.

     SECTION 3.17 Voting Requirements. The vote of a majority of each class of shares of an Acquired Fund cast at a meeting at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in an Acquired Fund necessary to approve this Agreement and the Reorganization of such Acquired Fund contemplated by this Agreement.

     SECTION 3.18 State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganizations, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19 Books and Records. The books and records of AIM Growth relating to each Acquired Fund, reflecting, among other things, the purchase and sale of Acquired Fund Shares, the number of issued and outstanding shares owned by each Acquired Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for each Acquired Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21 No Distribution. The Acquiring Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22 Liabilities of the Acquired Funds. The liabilities of each Acquired Fund that are to be assumed by an Acquiring Fund in connection with a Reorganization, or which the assets of the Acquired Fund to be transferred in the Reorganizations are subject, were incurred by such Acquired Fund in the ordinary course of its business. The fair market value of the assets of each Acquired Fund to be transferred to an Acquiring Fund in a Reorganization will equal or exceed the sum of the liabilities to be assumed by such Acquiring Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23 Value of Shares. The fair market value of the Acquiring Fund Class A Shares received by Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class A shares and the Acquired Fund Advisor Class shares constructively surrendered in exchange therefor, and the fair market value of the Acquiring Fund Class B Shares received by Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class B shares constructively surrendered in exchange therefor.

     SECTION 3.24 Shareholder Expenses. The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganizations.

     SECTION 3.25 Intercompany Indebtedness. There is no intercompany indebtedness between AIM Growth and AIM International that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

              REPRESENTATIONS AND WARRANTIES OF AIM INTERNATIONAL

     AIM International, on behalf of the Acquiring Funds, represents and warrants to AIM Growth as follows:

     SECTION 4.1 Organization; Authority. AIM International is duly organized, validly existing and in good standing under the Maryland General Corporation Law, with all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2 Registration and Regulation of AIM International. AIM International is duly registered with the SEC as an investment company under the Investment Company Act. Each Acquiring Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Each Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIM International Registration Statement. The value of the net assets of each Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of such Acquired Fund and all purchases and redemptions of Acquired Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3 Financial Statements. The books of account and related records of each Acquiring Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 1997, and the unaudited financial statements for the six month period ended June 30, 1998, of each Acquiring Fund previously delivered to AIM Growth (the "Acquiring Fund Financial Statements") present fairly in all material respects the financial position of such Acquiring Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4 No Material Adverse Changes; Contingent Liabilities. Since June 30, 1998, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of an Acquiring Fund or the status of an Acquiring Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by an Acquiring Fund or occurring in the ordinary course of business of the Acquiring Fund or AIM International. There are no contingent liabilities of an Acquiring Fund not disclosed in the Acquiring Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5 Registration of Acquiring Fund Class A Shares and Acquiring Fund Class B Shares.

     (a) The capital stock of AIM International is divided into six portfolios, including the Acquiring Funds. Each Acquiring Fund currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Charter, AIM International is authorized to issue 200,000,000 Class A shares and 200,000,000 Class B shares of each Acquiring Fund.

     (b) The Acquiring Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIM International then in effect.

     (c) The Acquiring Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, an Acquiring Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Acquiring Fund Class A or Acquiring Fund Class B shares, except for the right of investors to acquire Acquiring Fund Class A Shares or Acquiring Fund Class B Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AIM International's Registration Statement on Form N-14 shall be furnished to AIM Growth and the Acquired Fund Shareholders entitled to vote at the Acquired Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Acquiring Funds, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIM Growth for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of an Acquiring Fund which have been or are being offered for sale (other than Acquiring Fund Shares to be issued in connection with the Reorganizations) have been duly registered under the Securities Act by the AIM International Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIM International to revoke or rescind any such registration or qualification.

     SECTION 4.6 Accountants. KPMG Peat Marwick LLP, which has reported upon the Acquiring Fund Financial Statements for the period ended October 31, 1997, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7 Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIM International on behalf of each Acquiring Fund and, assuming this Agreement has been duly executed and delivered by AIM Growth, constitutes the legal, valid and binding obligation of AIM International, enforceable against AIM International in accordance with its terms from and with respect to the revenues and assets of the respective Acquiring Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8 No Breaches or Defaults. The execution and delivery of this Agreement by AIM International on behalf of the Acquiring Funds and performance by AIM International of its obligations hereunder have been duly authorized by all necessary corporate action on the part of AIM International and (i) do not, and on the Closing Date will not, result in any violation of the Charter or by-laws of AIM International and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of an Acquiring Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIM International is a party or by which it may be bound and which relates to the assets of an Acquiring Fund or to which any properties of an Acquiring Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIM International or any property of an Acquiring Funds. AIM International is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIM International in connection with the due execution and delivery by AIM International of this Agreement and the consummation by AIM International of the transactions contemplated hereby.

     SECTION 4.10 Permits. AIM International has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Acquiring Funds, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIM International there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIM International, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIM International before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIM International, threatened in writing or, if probable of assertion, orally, against AIM International, affecting any property, asset, interest or right of an Acquiring Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to such Acquiring Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIM International's conduct of the business of an Acquiring Fund affecting in any significant respect the conduct of such business. AIM International is not, and has not been, to the knowledge of AIM International, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of an Acquiring Fund.

     SECTION 4.12  Taxes.

     (a) Each Acquiring Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Acquiring Fund has qualified as such for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Each Acquired Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Each Acquiring Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Acquiring Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against either Acquiring Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of either Acquiring Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) The fiscal year of each Acquiring Fund has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 4.13 Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIM International in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIM International or any action taken by it.

     SECTION 4.14  Representations Concerning the Reorganization.

     (a) Neither Acquiring Fund owns directly or indirectly, nor have they owned at any time during the five-year period ending on the Closing Date, any shares of its corresponding Acquired Fund.

     (b) AIM International has no plan or intention to reacquire any of the Acquiring Fund Shares issued in the Reorganization, except to the extent that each Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (c) Each Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (d) Following the Reorganization, each Acquiring Fund will continue the "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of the Acquired Fund from which such Acquiring Fund acquired assets in the Reorganization or use a significant portion of such Acquired Fund's historic business assets in a business.

     SECTION 4.15 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for each Acquiring Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16 Value of Shares. The fair market value of the Acquiring Fund Class A Shares received by Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class A shares and Advisor Class shares constructively surrendered in exchange therefor, and the fair market value of the Acquiring Fund Class B Shares received by the Acquired Fund Shareholders in each Reorganization will be approximately equal to the fair market value of the Acquired Fund Class B shares constructively surrendered therefor.

     SECTION 4.17 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between AIM Growth and AIM International that was issued or acquired, or will be settled, at a discount. No consideration other than the Acquiring Fund Shares (and each Acquiring Fund's assumption of an Acquired Fund's liabilities, including for this purpose all liabilities to which the assets of each respective Acquired Fund are subject) will be issued in exchange for the assets of an Acquired Fund acquired by an Acquiring Fund in connection with a Reorganization. The fair market value of the assets of each Acquired Fund transferred to an Acquiring Fund in a Reorganization will equal or exceed the sum of the liabilities assumed by such Acquiring Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIM Growth shall conduct the business of each Acquired Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of each Acquired Fund in the ordinary course in all material respects. Without limiting the generality of the foregoing, AIM Growth shall not do any of the following with respect to an Acquired Fund without the prior written consent of AIM International, which consent shall not be unreasonably withheld:

          (i) split, combine or reclassify any of its shares of beneficial interest or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its shares of beneficial interest;

          (ii) amend its Agreement and Declaration of Trust or by-laws;

          (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or series or division thereof or any assets that are material, individually or in the aggregate, to an Acquired Fund taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice;

          (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

          (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of an Acquired Fund, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

          (vi) settle or compromise any material income tax liability or make any material tax election;

          (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

          (viii) change its method of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

          (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

          (x) adopt any Benefit Plan.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIM International shall conduct the business of each Acquiring Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Acquiring Funds in the ordinary course in all material respects.

     SECTION 5.2 Announcements. AIM Growth and AIM International shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AIM Growth nor AIM International shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3 Expenses. Each Acquired Fund and each Acquiring Fund shall each bear the expenses it incurs in connection with this Agreement and a Reorganization and other transactions contemplated hereby.

     SECTION 5.4 Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganizations, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganizations.

     SECTION 5.5 Notice of Events. AIM International shall give prompt notice to AIM Growth, and AIM Growth shall give prompt notice to AIM International, of
(a) the occurrence or nonoccurrence of any event which to the knowledge of AIM International or to the knowledge of AIM Growth, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AIM Growth, Sections 6.1 and 6.2 or (ii) in the case of AIM International, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganizations and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6  Access to Information.

     (a) AIM Growth will, during regular business hours and on reasonable prior notice, allow AIM International and its authorized representatives reasonable access to the books and records of AIM Growth pertaining to the assets of the Acquired Funds and to officers of AIM Growth knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIM Growth.

     (b) AIM International will, during regular business hours and on reasonable prior notice, allow AIM Growth and its authorized representatives reasonable access to the books and records of AIM International pertaining to the assets of the Acquiring Funds and to officers of AIM International knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIM International.

     SECTION 5.7 Consents, Approvals and Filings. Each of AIM Growth and AIM International shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganizations and the other transactions contemplated by this Agreement. In addition, each of AIM Growth and AIM International shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganizations and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganizations and the other transactions contemplated herein. Each of AIM Growth and AIM International shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8 Submission of Agreement to Shareholders. AIM Growth shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene each Acquired Fund Shareholders Meeting. AIM Growth shall, through its Board of Trustees, recommend to the Acquired Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIM Growth shall use its reasonable best efforts to hold each Acquired Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1 Conditions Precedent of AIM International. The obligation of AIM International to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIM International.

     (a) The representations and warranties of AIM Growth on behalf of the Acquired Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIM Growth shall have complied with and satisfied in all material respects all agreements and conditions relating to the Acquired Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIM International shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIM Growth, in such individual's capacity as an officer of AIM Growth and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIM Growth certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of AIM Growth, and resolutions, consents and authorizations of or regarding AIM Growth with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIM International shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to AIM Growth, or other counsel reasonably acceptable to AIM International, in form and substance reasonably acceptable to counsel for AIM International, as to the matters set forth in Schedule 6.1(d).

     (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.2 Mutual Conditions. The obligations of AIM Growth and AIM International to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AIM Growth and AIM International, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AIM Growth and AIM International shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of AIM International Growth Fund and related matters shall have been approved and adopted at the Acquired Fund Shareholders Meeting by the shareholders of AIM International Growth Fund on the record date by the Required Shareholder Vote, and this Agreement, the Reorganization of AIM Worldwide Growth Fund and related matters shall have been approved and adopted at the Acquired Fund Shareholders Meeting by the shareholders of AIM Worldwide Growth Fund on the record date by the Required Shareholder Vote.

     (c) The assets of each Acquired Fund to be acquired by the respective Acquiring Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by such Acquired Fund immediately prior to the Reorganization. For purposes of this
Section 6.2(c), assets used by an Acquired Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of such Acquired Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of such Acquired Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AIM International with respect to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) AIM Growth and AIM International shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP in form and substance reasonably acceptable to AIM Growth and AIM International, as to the matters set forth on Schedule 6.2(f).

     (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.3 Conditions Precedent of AIM Growth. The obligation of AIM Growth to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIM Growth.

     (a) The representations and warranties of AIM International on behalf of the Acquiring Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIM International shall have complied with and satisfied in all material respects all agreements and conditions relating to the Acquiring Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIM Growth shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIM International, in such individual's capacity as an officer of AIM International and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and
(b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIM International certifying as to the accuracy and completeness of the attached Charter and by-laws, as amended, of AIM International and resolutions, consents and authorizations of or regarding AIM International with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIM Growth shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIM International, or other counsel reasonably acceptable to AIM Growth, in form and substance reasonably acceptable to counsel for AIM International, as to the matters set forth on Schedule 6.3(d).

     SECTION 6.4 Transactions Independent. AIM International and AIM Growth agree that consummation of the Reorganization of AIM International Growth Fund is not conditioned upon consummation of the Reorganization of AIM Worldwide Growth Fund, and that consummation of the Reorganization of AIM Worldwide Growth Fund is not conditioned upon consummation of the Reorganization of AIM International Growth Fund. Accordingly, the occurrence or non-occurrence of an event that would result in any of the conditions precedent to the Reorganization of AIM International Fund not being satisfied will not absolve the parties of their obligation under this Agreement to consummate the Reorganization of AIM Worldwide Growth Fund (assuming that all of the conditions precedent to such Reorganization had been satisfied), and the occurrence or non-occurrence of an event that would result in any of the conditions precedent to the Reorganization of AIM Worldwide Growth Fund not being satisfied will not absolve the parties of their obligation under this Agreement to consummate the Reorganization of AIM International Growth Fund (assuming that all of the conditions precedent to such Reorganization have been satisfied).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1  Termination.

     (a) This Agreement may be terminated in whole or with respect to a Reorganization described herein on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIM Growth and AIM International; or

          (ii) at the election of AIM Growth or AIM International:

             (A) if the Closing Date shall not be on or before April 30, 1999, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at an Acquired Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination. If the circumstances described in Section 7.1(a) above are applicable to only one Acquired Fund, this Agreement may be terminated only as to the effected Acquired Fund.

     SECTION 7.2 Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of an Acquired Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Acquired Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1 Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2 Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3 Binding Effect, Persons Benefitting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4  Obligations of AIM International and AIM Growth.

     (a) AIM Growth and AIM International hereby acknowledge and agree that the Acquiring Funds are separate investment portfolios of AIM International, that AIM International is executing this Agreement on behalf of each of the Acquiring Funds, and that any amounts payable by AIM International under or in connection with this Agreement shall be payable solely from the revenues and assets of the respective Acquiring Fund. AIM Growth further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIM International in his or her capacity as an officer of AIM International intending to bind AIM International as provided herein, and that no officer, director or shareholder of AIM International shall be personally liable for the liabilities or obligations of AIM International incurred hereunder.

     (b) AIM Growth and AIM International hereby acknowledge and agree that the Acquired Funds are separate investment portfolios of AIM Growth, that AIM Growth is executing this Agreement on behalf of each of the Acquired Funds and that any amounts payable by AIM Growth under or in connection with this Agreement shall be payable solely from the revenues and assets of the respective Acquired Fund. AIM International further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIM Growth in his or her capacity as an officer of AIM Growth intending to bind AIM Growth as provided herein, and that no officer, trustee or shareholder of AIM Growth shall be personally liable for the liabilities of AIM Growth incurred hereunder.

     SECTION 8.5 Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AIM Growth and AIM International.

     SECTION 8.6 Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7 Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9 Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

        (a) If to AIM Growth:

          AIM Growth Series
          11 Greenway Plaza, Suite 100
          Houston, Texas 77046-1173
          Attn: Carol F. Relihan, Esq.
          Fax: (713) 993-9185
          with a copy to:

          Kirkpatrick & Lockhart LLP
          1800 Massachusetts Avenue, N.W.
          Washington, D.C. 20036-1800
          Attn: Arthur J. Brown, Esq.
          Fax: (202) 778-9100

      (b) If to AIM International:

          AIM International Funds, Inc.
          11 Greenway Plaza, Suite 100
          Houston, Texas 77046-1173
           Attn: Carol F. Relihan, Esq.
          Fax: (713) 993-9185

          with a copy to:

          Ballard Spahr Andrews & Ingersoll, LLP
          1735 Market Street, 51st Floor
          Philadelphia, Pennsylvania 19103-7599
          Attn: William H. Rheiner, Esq.
          Fax: (215) 864-8999

     SECTION 8.11 Representations by AIM Advisors. In its capacity as investment adviser to AIM Growth, AIM Advisors represents to AIM International that to the best of its knowledge the representations and warranties of AIM Growth and the Acquired Funds contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIM International, AIM Advisors represents to AIM Growth that to the best of its knowledge the representations and warranties of AIM International and the Acquiring Funds contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AIM Growth and AIM International do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            AIM GROWTH SERIES, acting on
                                            behalf of AIM International Growth
                                            Fund and
                                            AIM WorldWide Growth Fund

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------
                                                       Robert H. Graham

                                            AIM INTERNATIONAL FUNDS, INC.,
                                            acting on behalf of AIM
                                            International
                                            Equity Fund and AIM Global Growth
                                            Fund

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------
                                                       Robert H. Graham

                                            A I M Advisors, Inc.

                                            By:    /s/ ROBERT H. GRAHAM
                                              ----------------------------------
                                                       Robert H. Graham

                                SCHEDULE 6.1(d)

                        OPINION OF COUNSEL TO AIM GROWTH

     1. AIM Growth is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AIM Growth is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIM Growth have been duly authorized and approved by all requisite trust action on the part of AIM Growth. The Agreement has been duly executed and delivered by AIM Growth and constitutes the valid and binding obligation of AIM Growth.

     4. The Acquired Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIM Growth is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AIM Growth or who has devoted substantive attention on behalf of AIM Growth during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Acquiring Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of each Acquired Fund to each respective Acquiring Fund in exchange for the Acquiring Fund Shares distributed directly to the Acquired Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that each Acquired Fund and each Acquiring Fund will be a "party to a reorganization" within the meaning of 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by an Acquired Fund on the transfer of its assets to the respective Acquiring Fund solely in exchange for Acquiring Fund Class A Shares and Acquiring Fund Class B Shares or on the distribution of Acquiring Fund Class A Shares and Acquiring Fund Class B Shares to the Acquired Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by each Acquiring Fund upon the receipt of assets of each respective the Acquired Fund in exchange for Acquiring Fund Class A Shares and Acquiring Fund Class B Shares issued directly to the Acquired Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Acquired Fund Shareholders on the receipt of Acquiring Fund Class A Shares and Acquiring Fund Class B Shares in exchange for Acquired Fund Shares of each respective Acquired Fund.

     (v) In accordance with Section 362(b) of the Code, the basis to each Acquiring Fund of the assets of each respective Acquired Fund transferred to it will be the same as the basis of such assets in the hands of such Acquired Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, an Acquired Fund Shareholder's basis for Acquiring Fund Class A Shares and Acquiring Fund Class B Shares received by such Acquired Fund Shareholder will be the same as his basis for Acquired Fund Shares of each respective Acquired Fund exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, an Acquired Fund Shareholder's holding period for Acquiring Fund Class A Shares and Acquired Fund Class B Shares will be determined by including such Acquired Fund Shareholder's holding period for the Acquired Fund Shares of each respective Acquired Fund exchanged therefor, provided that Acquired Fund Shareholder held such Acquired Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of each Acquired Fund transferred to each respective Acquiring Fund in the Reorganizations will include the holding period for such assets in the hands of such Acquired Fund.

                                SCHEDULE 6.3(d)

                    OPINION OF COUNSEL TO AIM INTERNATIONAL

     1. AIM International is a corporation validly existing and in good standing under the Maryland General Corporation Law.

     2. AIM International is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIM International have been duly authorized and approved by all requisite corporate action on the part of AIM International. The Agreement has been duly executed and delivered by AIM International and constitutes the valid and binding obligation of AIM International.

     4. The Acquired Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIM International is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AIM International or who has devoted substantive attention on behalf of AIM International during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against an Acquired Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II

                         AIM INTERNATIONAL FUNDS, INC.

                         AIM International Equity Fund

                         Supplement dated July 1, 1998
                   to the Prospectus dated February 20, 1998

The third sentence in the second paragraph under the caption "HEDGING STRATEGIES AND OTHER INVESTMENT TECHNIQUES -- Options" on page 10 is deleted and replaced in its entirety by the following:

     "A put option is 'covered' if the Fund segregates liquid assets with a value equal to the exercise price of the put option."

The following paragraphs are inserted as a new item under "HEDGING STRATEGIES AND OTHER INVESTMENT TECHNIQUES," after "Investment in Other Investment Companies" on page 12 of the prospectus:

     "REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of the Fund.

     REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

     To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs."

The following paragraphs should be inserted under the heading of "RISK FACTORS -- Currency Risk" on page 12:

     "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

     The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund."

         [AIM LOGO
         APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--


           AIM INTERNATIONAL EQUITY FUND

           (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)


PROSPECTUS
FEBRUARY 20, 1998


           AIM INTERNATIONAL EQUITY FUND (the "Fund") is a diversified, series investment portfolio of AIM International Funds, Inc. (the "Company"), an open-end, series, management investment company. The Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum. There is no assurance that the Fund will attain its investment objective.

           This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated February 20, 1998, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at P.O. Box 4739, Houston, Texas 77210-4739 or by calling
           (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained on the Web at http://www.aimfunds.com.

           THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                             PAGE
                                             ----
SUMMARY..................................       2
THE FUND.................................       4
  Table of Fees and Expenses.............       4
  Financial Highlights...................       6
  Performance............................       8
  Investment Objective and Policies......       9
  Hedging Strategies and Other Investment
     Techniques..........................      10
  Risk Factors...........................      12
  Investment Restrictions................      13
  Management.............................      13
  Organization of the Company............      16

                                             PAGE
                                             ----
INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS(R)...............................     A-1
  Introduction to The AIM Family of
     Funds...............................     A-1
  How to Purchase Shares.................     A-1
  Terms and Conditions of Purchase of the
     AIM
     Funds...............................     A-2
  Special Plans..........................     A-9
  Exchange Privilege.....................    A-11
  How to Redeem Shares...................    A-13
  Determination of Net Asset Value.......    A-17
  Dividends, Distributions and Tax
     Matters.............................    A-18
  General Information....................    A-20
APPLICATION INSTRUCTIONS.................     B-1

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUND. AIM International Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, series, management investment company. Currently the Company offers six separate series portfolios. This Prospectus relates to AIM INTERNATIONAL EQUITY FUND (the "Fund"). The Company also offers other classes of shares in five other investment portfolios, AIM ASIAN GROWTH FUND ("ASIAN FUND"), AIM EUROPEAN DEVELOPMENT FUND ("EUROPEAN FUND"), AIM GLOBAL AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND"), AIM GLOBAL GROWTH FUND ("GROWTH FUND") and AIM GLOBAL INCOME FUND ("INCOME FUND"), (collectively, with AIM INTERNATIONAL EQUITY FUND, the "Funds") each of which pursues unique investment objectives. All such other Funds offer multiple classes of shares to different types of investors. The shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about ASIAN FUND, EUROPEAN FUND, AGGRESSIVE GROWTH FUND, GROWTH FUND, or INCOME FUND, call (800) 347-4246. See "General Information."

  The investment objective of the Fund is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by the Fund's investment advisor to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities. Under normal market conditions, the Fund will invest at least 70% of its total assets in marketable equity securities (including common and preferred stock, depositary receipts for stock and other securities having the characteristics of stock) of companies located outside the United States ("foreign companies") which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies which are listed on a recognized foreign securities exchange or traded on a foreign over-the-counter market. Under normal market conditions, the Fund's assets will be invested in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe and the Pacific Basin and may also invest to a limited extent in the securities of companies located in developing countries in various regions of the world.

  Over the past 30 years, securities of foreign companies ("foreign securities") have offered generally higher levels of capital growth than similar investments in the United States. The Fund's investment advisor believes that investment in foreign securities offers significant potential for long-term capital appreciation. Also, foreign equity markets often do not move in step with each other or with domestic equity markets. The Fund's investment advisor believes that a portfolio invested in a number of markets worldwide should thus achieve better long-term results for investors than one which is subject to the movements of a single market.

  The Fund intends to achieve its investment objective by using a fully managed investment policy providing for the selection of securities. The Fund will also seek to spread its investments among countries or regions in accordance with the investment advisor's assessment of prospects for relative economic growth, political conditions, currency exchange fluctuations and other relevant factors. For more complete information on the Fund's investment objective, policies and strategies, see "Investment Objective and Policies" and "Hedging Strategies and Other Investment Techniques."

  RISK FACTORS. THE FUND IS DESIGNED FOR LONG-TERM INVESTORS SEEKING INTERNATIONAL DIVERSIFICATION AND WILLING TO BEAR THE RISKS ASSOCIATED WITH INVESTMENT IN FOREIGN SECURITIES, INCLUDING CURRENCY RISK, POLITICAL AND ECONOMIC RISK, REGULATORY RISK AND MARKET RISK. IT IS NOT DESIGNED AS A COMPLETE INVESTMENT PROGRAM. FOR A DISCUSSION OF THESE RISKS, SEE "RISK FACTORS."

  MANAGEMENT. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to an investment advisory agreement (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives. Under the terms of the Advisory Agreement, AIM supervises all aspects of the

Fund's operations and provides investment advisory services to the Fund. As compensation for these services, AIM receives a fee based on the Fund's average daily net assets. Under an administrative services agreement (the "Administrative Services Agreement"), AIM is reimbursed by the Fund for its costs of performing, or arranging for the performance of, certain accounting and other administrative services for the Fund. Under a transfer agency and service agreement ("the Transfer Agency and Service Agreement"), A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services for the Fund.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of the Fund which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years of the date on which a purchase was made. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year of the date such shares were purchased. Class C shares are subject to higher expenses than Class A shares.

  SUITABILITY FOR INVESTORS. The Multiple Distribution System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares or Class C shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. ("AIM Distributors") intends to reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Fund is one of several mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more are made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years following the date on which a purchase was made. Class B shares redeemed after six years following the date of purchase will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. Class C shares redeemed after one year from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund declares and pays dividends from net investment income, if any, and makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses for Class A and Class B shares set forth in the table are based on the average net assets of the respective classes of the Fund for the year ended October 31, 1997. The fees and expenses for Class C shares set forth in the table are based on the estimated average net assets of Class C shares of the Fund for the period August 4 (date sales commenced) to October 31, 1997. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                              CLASS A    CLASS B    CLASS C
                                                              -------    -------    -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
    of offering price)......................................   5.50%       None       None
  Maximum sales load on reinvested dividends and
    distributions...........................................    None       None       None
  Deferred sales load (as a % of original purchase price or
    redemption proceeds, whichever is lower)................    None*     5.00%      1.00%
  Redemption fee............................................    None       None       None
  Exchange fee..............................................    None       None       None
Annual Fund Operating Expenses (as a % of average net
  assets)
  Management fees** (after fee waivers).....................   0.89%      0.89%      0.89%
  Rule 12b-1 distribution plan payments.....................   0.30%      1.00%      1.00%
  Other expenses............................................   0.28%      0.36%      0.36%
                                                               -----      -----      -----
      Total fund operating expenses**.......................   1.47%      2.25%      2.25%
                                                               =====      =====      =====

------------

* Purchases of $1 million or more are not subject to an initial sales charge. HOWEVER, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO CERTAIN REDEMPTIONS MADE WITHIN 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

** If management fees had not been waived, the management fees would have been 0.93% and total fund operating expenses would have been 1.51%, 2.28% and 2.28% for the Class A shares, Class B shares and Class C shares, respectively.

  EXAMPLES. An investor in the Fund would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

1 year....................................................    $ 69
3 years...................................................    $ 99
5 years...................................................    $131
10 years..................................................    $221

  THE EXAMPLES ABOVE ASSUME PAYMENT OF A SALES CHARGE AT THE TIME OF PURCHASE; ACTUAL EXPENSES MAY VARY FOR PURCHASES OF $1 MILLION OR MORE, WHICH ARE MADE AT NET ASSET VALUE AND ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE FOR 18 MONTHS FOLLOWING THE DATE SUCH SHARES WERE PURCHASED.

  An investor in the Fund would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

 1 year...................................................    $ 73
 3 years..................................................    $100
 5 years..................................................    $140
10 years..................................................    $239*

  An investor in the Fund would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period.

 1 year...................................................    $ 23
 3 years..................................................    $ 70
 5 years..................................................    $120
10 years..................................................    $239*

------------

* Reflects the conversion to Class A shares eight years following the end of the calendar month in which a purchase was made; therefore years nine and ten reflect Class A expenses.

  An investor would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

 1 year....................................................    $33
 3 years...................................................    $70

  An investor would pay the following expenses on the same $1,000 investment in Class C shares of the Fund, assuming no redemption at the end of each time period.

 1 year....................................................    $23
 3 years...................................................    $70

  As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end sales charge applicable to Class A shares and the Rule 12b-1 fees applicable to Class A shares, Class B shares and Class C shares, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. In addition, while the examples assume a 5% annual return, the Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below are per share income and capital changes for a Class A share of the Fund outstanding during each of the years in the five-year period ended October 31, 1997, and the period April 7, 1992 (effective date of registration statement) through October 31, 1992, and for a Class B share of the Fund outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994 and for a Class C share of the Fund outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Fund's financial statements and the related notes appears in the Statement of Additional Information.

                                                                                                              PERIOD
                                                                                                           APRIL 7, 1992
                                                               YEAR ENDED OCTOBER 31,                         THROUGH
                                             -----------------------------------------------------------    OCTOBER 31,
                                                1997            1996        1995       1994       1993         1992
                                             ----------      ----------   --------   --------   --------   -------------
CLASS A SHARE
Net asset value, beginning of period.......  $    15.37      $    13.65   $  13.50   $  12.18   $   8.88     $   8.74(h)
Income from investment operations:
  Net investment income....................        0.04(a)         0.04(a)     0.01      0.02       0.02         0.01
  Net gains on securities (both realized
    and unrealized)........................        1.68            2.07       0.62       1.31       3.29         0.13
                                             ----------      ----------   --------   --------   --------     --------
  Total from investment operations.........        1.72            2.11       0.63       1.33       3.31         0.14
                                             ----------      ----------   --------   --------   --------     --------
Less distributions:
  Dividends from net investment income.....       (0.02)          (0.01)     (0.04)     (0.01)     (0.01)          --
  Distributions from net realized gains....       (0.43)          (0.38)     (0.44)        --         --           --
                                             ----------      ----------   --------   --------   --------     --------
  Total distributions......................       (0.45)          (0.39)     (0.48)     (0.01)     (0.01)          --
                                             ----------      ----------   --------   --------   --------     --------
Net asset value, end of period.............  $    16.64      $    15.37   $  13.65   $  13.50   $  12.18     $   8.88
                                             ==========      ==========   ========   ========   ========     ========
Total return(b)............................       11.43%          15.79%      5.24%     10.94%     37.36%        1.65%
                                             ==========      ==========   ========   ========   ========     ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)...............................  $1,577,390      $1,108,395   $654,764   $708,159   $372,282     $122,663
                                             ==========      ==========   ========   ========   ========     ========
  Ratio of expenses to average net
    assets(c)..............................        1.47%(d)(e)       1.58%     1.67%     1.64%      1.78%        1.85%(i)
                                             ==========      ==========   ========   ========   ========     ========
  Ratio of net investment income to average
    net assets(f)..........................        0.24%(d)        0.25%      0.10%      0.22%      0.28%        0.27%(i)
                                             ==========      ==========   ========   ========   ========     ========
  Portfolio turnover rate..................          50%             66%        68%        67%        62%          23%
                                             ==========      ==========   ========   ========   ========     ========
  Average brokerage commission rate(g).....  $   0.0168      $   0.0192        N/A        N/A        N/A          N/A
                                             ==========      ==========   ========   ========   ========     ========

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than 1 year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.51%, 1.60%, 1.68 and 1.89% (annualized), respectively for 1997-1995 and
    1992.

(d) Ratios are based on average net assets of $1,416,524,861.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(f)After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 0.20%, 0.22%, 0.09% and 0.22% (annualized), respectively for 1997-1995 and 1992.

(g)The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(h)Net asset value at beginning of the period has been restated to reflect a
   1.1619 for 1 stock split, effected in the form of a dividend, on May 21, 1992.

(i)Annualized.

                                                                                                       PERIOD
                                                                                                    SEPTEMBER 15,
                                                                 YEAR ENDED OCTOBER 31,                THROUGH
                                                           -----------------------------------       OCTOBER 31,
                                                             1997           1996        1995            1994
                                                           --------       --------     -------      -------------
CLASS B SHARE
Net asset value, beginning of period.....................  $  15.13       $  13.54     $ 13.49         $ 13.42
Income from investment operations:
  Net investment income (loss)...........................     (0.09)(a)      (0.07)(a)   (0.09)          (0.01)
  Net gains on securities (both realized and
    unrealized)..........................................      1.66           2.04        0.61            0.08
                                                           --------       --------     -------         -------
  Total from investment operations.......................      1.57           1.97        0.52            0.07
                                                           --------       --------     -------         -------
Less distributions:
  Dividends from net investment income...................        --             --       (0.03)             --
  Distributions from net realized gains..................     (0.43)         (0.38)      (0.44)             --
                                                           --------       --------     -------         -------
  Total distributions....................................     (0.43)         (0.38)      (0.47)             --
                                                           --------       --------     -------         -------
Net asset value, end of period...........................  $  16.27       $  15.13     $ 13.54         $ 13.49
                                                           ========       ========     =======         =======
Total return(b)..........................................     10.61%         14.88%       4.35%           0.52%
                                                           ========       ========     =======         =======
Ratios/supplemental data:
Net assets, end of period (000s omitted).................  $678,809       $368,355     $51,964         $ 4,833
                                                           ========       ========     =======         =======
  Ratio of expenses to average net assets(c).............      2.25%(d)(e)     2.35%      2.55%           2.53%(f)
                                                           ========       ========     =======         =======
  Ratio of net investment income (loss) to average net
    assets(g)............................................     (0.53)%(d)     (0.53)%     (0.78)%         (0.67)%(f)
                                                           ========       ========     =======         =======
  Portfolio turnover rate................................        50%            66%         68%             67%
                                                           ========       ========     =======         =======
  Average brokerage commission rate(h)...................  $ 0.0168       $ 0.0192         N/A             N/A
                                                           ========       ========     =======         =======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 2.28%, 2.37% and 2.56%, respectively for 1997-1995.

(d) Ratios are based on average net assets of $558,130,289.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.24%.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements are (0.57)%, (0.55)% and (0.79)%, respectively for 1997-1995.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                PERIOD
                                                               AUGUST 4,
                                                                THROUGH
                                                              OCTOBER 31,
                                                                  997
                                                              -----------
CLASS C SHARES
Net asset value, beginning of period........................    $ 17.64
Income from investment operations:
  Net investment income (loss)..............................      (0.02)(a)
  Net gains (losses) on securities (both realized and
    unrealized).............................................      (1.35)
                                                                -------
  Total from investment operations..........................      (1.37)
                                                                -------
Less distributions:
  Dividends from net investment income......................         --
  Distributions from net realized gains.....................         --
                                                                -------
  Total distributions.......................................         --
                                                                -------
Net asset value, end of period..............................    $ 16.27
                                                                =======
Total return(b).............................................      (7.77)%
                                                                =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................    $12,829
                                                                =======
  Ratio of expenses to average net assets(c)................       2.27%(d)(e)
                                                                =======
  Ratio of net investment income (loss) to average net
    assets(f)...............................................      (0.55)%(d)
                                                                =======
  Portfolio turnover rate...................................         50%
                                                                =======
  Average brokerage commission rate(g)......................    $0.0168
                                                                =======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total return is not annualized.

(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 2.30% (annualized).

(d) Ratio is annualized and based on average net assets of $5,564,501.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 2.26%.

(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements is (0.59)% (annualized).

(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

--------------------------------------------------------------------------------

PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of total return. All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charge) to which investments in the Fund's shares may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  Standardized total return for Class A shares reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.

  The Fund's total return shows its overall change in value, including changes in share price assuming that all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses. The stated period for quotations of average annual total return will be for periods of one year and the life of the Fund (commencing as of the effective date of its registration statement).

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return.

  The performance of the Fund will vary from time to time, and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund, which is a fundamental policy that may be changed only with the approval of the Fund's shareholders, is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities. There can be no assurance that the Fund will achieve its objective.

  The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Fund, as described below and elsewhere in this Prospectus and in the Statement of Additional Information, without approval of the Fund's shareholders, except in those instances in which shareholder approval is expressly required.

  Under normal market conditions the Fund will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter-market. The Fund may satisfy the foregoing requirement in part by investing in the securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. The Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

  In managing the Fund, AIM seeks to apply to a diversified portfolio of international equity securities substantially the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM reviews carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings.

  If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

  AIM recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. For these and other reasons, AIM from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

  AIM may invest a portion of the Fund's assets in (i) cash or high-grade short-term securities, including repurchase agreements, commercial paper, time deposits and master notes, denominated either in U.S. dollars or foreign currencies, (ii) U.S. government obligations or investment grade (high quality) corporate bonds or other debt securities, and (iii) taxable municipal securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, AIM may invest, for temporary defensive purposes, all or substantially all of the Fund's assets in the securities described above. To the extent that the Fund is invested to a significant degree in cash, high-grade short-term securities, U.S. government obligations, investment grade (high quality) corporate bonds or other debt securities, or taxable municipal securities, its ability to achieve its investment objective of growth of capital may be adversely affected. Under normal circumstances, the Fund will invest no more than 20% of the value of its total assets in high-grade short-term securities. A repurchase agreement is an instrument under which the Fund ac-quires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. The Fund intends to enter into repurchase agreements with sellers believed by AIM to present minimal credit risk. See "Investment Restrictions."

  Under normal market conditions, the Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), and the Fund may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle.

  Investment in the equity markets of developing countries involves exposure to securities exchanges that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable than the equity markets of developed countries. At the present time, AIM does not intend to invest more than 20% of the Fund's total assets in foreign companies located in developing countries.

--------------------------------------------------------------------------------

HEDGING STRATEGIES AND OTHER INVESTMENT TECHNIQUES

  The Fund may, at such times as AIM deems appropriate and consistent with the investment objective of the Fund, write (sell) covered put or call options and may purchase put or call options on its portfolio securities. The Fund may also purchase and sell (i) options on domestic and foreign securities and currencies,
(ii) stock index options, (iii) stock, currency and interest rate futures, (iv) options on stock, currency, stock index and interest rate futures and (v) foreign forward currency exchange contracts. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes. The Fund does not intend to hedge against currency, investment and interest rate risks during the coming year. Any change to such policy must be submitted by AIM to the Company's Board of Directors prior to the effectiveness of such change.

  To a limited extent the Fund may employ certain investment techniques intended to provide liquidity for temporary or emergency purposes, provide flexibility in the purchase of new issues of securities, protect the Fund from a decline in the market value of its securities and permit the Fund to invest all of its assets. Those techniques include entering into reverse repurchase agreements, lending portfolio securities, purchasing securities on a "when-issued" basis, short sales "against the box" and investing in closed-end investment companies.

  OPTIONS. The Fund may purchase put or call options. Such options give the Fund the right for a fixed period of time to sell (in the case of purchase of a put option) or to buy (in the case of purchase of a call option) the number of units of the underlying security or obligation covered by the option at a fixed or determinable exercise price. Buying a put option hedges against the risk of a market decline. Buying a call option hedges against a market advance. Prior to its expiration, a put or call option may be sold in a closing sale transaction. Gain or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  The Fund also may write (sell) put or call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if the Fund owns the underlying security covered by the call. A put option is "covered" if the Fund's custodian segregates liquid assets with a value equal to the exercise price of the put option. If a "covered" call or put option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. If the covered put option is exercised, the writer's cost of purchasing the underlying security is reduced by the amount of the premium received from the initial sale of the put option. Prior to its expiration, a put or call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  The Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's portfolio securities and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25% of the Fund's total assets. The Fund will not purchase put options (including options on securities indices and futures contracts) if, at the time of investment, the aggregate premiums paid for such options will exceed 5% of its total assets.

  FUTURES AND FORWARD CONTRACTS. Since substantially all of the securities held by the Fund may be denominated in foreign currencies, the value of the Fund's portfolio will be affected by changes in exchange rates between currencies (including the U.S. dollar), as well as by changes in the market value of the securities themselves. The Fund may enter into interest rate, exchange rate and currency futures contracts and related options, or it may purchase or sell stock index futures contracts and related options in order to hedge the value of its portfolio against changes in market conditions or in exchange rates between currencies (including the U.S. dollar). Futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time and for a specified price. Futures contracts are traded on U.S. and foreign exchanges and generally contain standardized strike prices and expiration dates. Certain futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. In addition to purchasing or selling futures contracts on currencies and specific securities, interest rates and exchange rates, the Fund may purchase or sell stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. No more than 5% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts and asset coverage requirements are set forth above under "Options." Although the Fund is authorized to invest in futures contracts and related options with respect to foreign securities, stock indices, interest rates and currencies, it will limit such investments to those which have been approved by the Commodity Futures Trading Commission for investment by United States investors.

  In attempting to manage its currency exposure, the Fund may buy and sell currencies, either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). The Fund may also enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Unlike futures contracts, forward contracts are generally individually negotiated and privately traded. A forward contract obligates the seller to sell a specific security or currency at a specified price on a future date, which may be any fixed number of days from the date of the contract. The Fund may enter into transaction hedging forward contracts with respect to all or a substantial portion of its trades. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its total assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

  There are risks associated with the use of futures and forward contracts and options thereon for hedging purposes. During certain market conditions, sales of futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio securities or currency against which the futures or forward contract or options thereon are being sold. In the futures and options on futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Risks in the use of futures contracts and options thereon also result from the possibility that changes in the market value of securities or currency may differ substantially from the changes anticipated by the Fund when hedged positions were established. Successful use of futures and forward contracts and options thereon is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct. Accordingly, the Fund may lose the expected benefit of futures and forward transactions and options thereon if markets move in an unanticipated manner.

  OTHER HEDGING TECHNIQUES. For hedging purposes, the Fund may also purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible reduced levels of income and lack of access to income during this period; and (d) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. For additional information on the use of repurchase agreements, see the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. The Fund may invest in reverse repurchase agreements, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act. The Fund may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares.

  LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment of the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. If the Fund purchases a when-issued security or enters into a delayed delivery agreement, the Fund's custodian bank will segregate liquid assets in an amount at least equal to the when-issued commitment or delayed delivery agreement commitment.

  SHORT SALES. The Fund may make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration. The Fund will enter into such transactions only to the extent the aggregate value of all securities sold short does not represent more than 10% of the Fund's assets at any given time.

  ILLIQUID SECURITIES AND RULE 144A SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Unregistered securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of unregistered securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Company's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities on behalf of the Fund and monitoring AIM's implementation of the guidelines and procedures.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

--------------------------------------------------------------------------------

RISK FACTORS

  There can be no assurance that the Fund's investment objective will be attained. The Fund is designed for investors seeking international diversification, and is not intended as a complete investment program. In addition, investing in securities of foreign companies generally involves greater risks than investing in securities of domestic companies. Investors should consider carefully the following special factors before investing in the Fund.

  CURRENCY RISK. The value of the Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

  POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by withholding tax at the source which would reduce dividend income payable to the Fund's shareholders.

  MARKET RISK. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The following restrictions may not be changed without approval of the Fund's shareholders. The Fund may not:

          1. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          3. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the SEC permits their exclusion.

          4. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements as a temporary defensive measure for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets, taken at market value, and may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. For purposes of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase and sale of options, futures or related options shall be deemed to be the issuance of a senior security. Whenever bank borrowings and the value of the Fund's reverse repurchase agreements exceed 5% of the value of the Fund's total assets, the Fund will not make any additional purchases of securities for investment purposes.

  A complete listing of investment restrictions applicable to the Fund, some of which may be changed by the Board of Directors without shareholder approval, is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the investment advisory agreement with AIM, the administrative services agreement with AIM, the agreement with AIM Distributors regarding distribution of the Fund's shares, the agreement with State Street Bank and Trust Company as custodian, and the agreement with A I M Fund Services, Inc. as transfer agent. The day-to-day operations of the Fund are delegated to the officers of the Company and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997. AIM was organized in 1976 and, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.

  ADMINISTRATOR. AIM and the Company have entered into a Master Administrative Services Agreement, dated as of February 28, 1997, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund. AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. A. Dale Griffin, III, Clas G. Olsson, Paul A. Rogge and Barrett K. Sides are primarily responsible for the day-to-day management of the Fund. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since its inception in 1992. He has been associated with AIM and/or its subsidiaries since 1989 and began working as an investment professional in 1987. Mr. Olsson is an Investment Officer of AIM Capital and has been responsible for the Fund since 1997. He has been associated with AIM and/or its subsidiaries since 1994 and began working as an investment professional in 1994. Prior to 1994, Mr. Olsson was a broker assistant trainee with Merrill Lynch, Pierce, Fenner & Smith Incorporated. Mr. Rogge is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1992. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1991. Mr. Sides is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990.

  FEES AND EXPENSES. For the year ended October 31, 1997, the Fund paid AIM an amount for its advisory services which represented 0.89% of the Fund's average daily net assets. Although the fee payable to AIM under the Advisory Agreement is higher than that paid by most mutual funds which invest in domestic securities, it is competitive with such fees paid by mutual funds which invest primarily in foreign securities. The Company believes such fee is justified due to the higher costs and additional expenses associated with managing and operating a fund holding primarily foreign equity securities. For the year ended October 31, 1997, the Fund reimbursed AIM for administrative services costs pursuant to the Administrative Services Agreement an amount which represented 0.01% of the Fund's average daily net assets. The Class A shares' total expenses for such year were 1.47% of the Class A shares' average daily net assets. The Class B shares' total expenses for such year were 2.25% of the Class B shares' average daily net assets. The Class C shares' total expenses for the period August 4, 1997 (date sales commenced) through October 31, 1997 were 2.25% of the Class C shares' average daily net assets.

  In addition, the Company and A I M Fund Services, Inc. P.O. Box 4739, Houston, TX 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, have entered into a Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  FEE WAIVERS. AIM may from time to time voluntarily waive or reduce its fees, while retaining its ability to be reimbursed for such fees prior to the end of each fiscal year. Fee waivers or reductions, other than those contained in the Advisory Agreement, may be modified or terminated at any time and without notice to investors. AIM has voluntarily agreed to waive its advisory fees under the Advisory Agreement in order to achieve the following annual fee structure for the Fund: 0.95% of the first $500 million of the Fund's average daily net assets; 0.90% of the next $500 million of the Fund's average daily net assets; and 0.85% of the Fund's average daily net assets exceeding $1 billion. For the fiscal year ended October 31, 1997, AIM waived advisory fees for the Fund which represented 0.04% of the Fund's average daily net assets.

  DISTRIBUTOR. The Company has entered into Master Distribution Agreements on behalf of the Fund (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A, Class B and Class C shares of the Fund. The address of A I M Distributors, Inc. is P.O. Box 4739, Houston, Texas 77021-4739. Certain directors and officers of the Company are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM

Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay Contingent Deferred Sales Charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Fund.

  Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.30% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares.

  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and, if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

  For additional information concerning the operation of the Plans, see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

  The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as an open-end series management investment company. The Company currently consists of six investment portfolios: the Fund, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND and AIM GLOBAL INCOME FUND. The Board of Directors may authorize additional portfolios in the future. Shares of the Fund are offered to investors pursuant to this Prospectus, while shares of the Company's other portfolios are offered to investors pursuant to separate prospectuses. The authorized capital stock of the Company consists of 4,000,000,000 shares of common stock with a par value of $0.001 per share, of which 200,000,000 shares are designated Class A shares, 200,000,000 shares are designated Class B shares and 200,000,000 shares are designated Class C shares of each investment portfolio of the Company, and the balance of which are unclassified.

  Class A shares, Class B shares and Class C shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific ex-penses (such as those associated with the shareholder servicing of their shares) and is subject to differing sales loads (which may affect performance), conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Class A shares, Class B shares and Class C shares of the Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is otherwise required under the 1940 Act to elect directors. As of February 2, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated was the owner of record of 33.13%, 36.84% and 47.42% of the outstanding Class A, Class B and Class C shares, respectively, of the Fund. As long as Merrill Lynch, Pierce, Fenner & Smith Incorporated owns over 25% of such shares, it may be presumed to be in "control" of the Class A, Class B and Class C shares of the Fund, as defined in the 1940 Act.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
                         TO THE AIM FAMILY OF FUNDS(R)
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:


            AIM ADVISOR FLEX FUND(*)                      AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND(*)       AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND(*)           AIM HIGH INCOME MUNICIPAL FUND
            AIM ADVISOR MULTIFLEX FUND(*)                 AIM HIGH YIELD FUND
            AIM ADVISOR REAL ESTATE FUND(*)               AIM INCOME FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ASIAN GROWTH FUND                         AIM INTERNATIONAL EQUITY FUND
            AIM BALANCED FUND                             AIM LIMITED MATURITY TREASURY FUND
            AIM BLUE CHIP FUND                            AIM MONEY MARKET FUND(**)
            AIM CAPITAL DEVELOPMENT FUND                  AIM MUNICIPAL BOND FUND
            AIM CHARTER FUND                              AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CONSTELLATION FUND                        AIM TAX-EXEMPT CASH FUND(**)
            AIM EUROPEAN DEVELOPMENT FUND                 AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM VALUE FUND
            AIM GLOBAL GROWTH FUND                        AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND



 (*) Class B Shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE
     FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM REAL ESTATE FUND will not be available until on or about March 3, 1998.



(**) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of
     AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.


  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.


  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Salary Reduction ("SARSEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.


  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739


                                                                       MCF-02/98

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.


  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:



                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)



  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.



  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.



  BY AIM BANK CONNECTION(SM): To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for detail.


--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem
Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.


                                                                       MCF-02/98

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $   25,000                    5.50%          5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25           5.54         4.50
 $ 50,000 but less than $ 100,000                    4.75           4.99         4.00
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $   50,000                    4.75%          4.99%        4.00%
 $ 50,000 but less than $ 100,000                    4.00           4.17         3.25
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


                                                                       MCF-02/98

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $ 100,000                     1.00%          1.01%        0.75%
 $100,000 but less than $ 250,000                    0.75           0.76         0.50
 $250,000 but less than $1,000,000                   0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.


                                                                       MCF-02/98

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem
     Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.


                                                                       MCF-02/98

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:


  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);


  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;


  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), a Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;


  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by vir-


                                                                       MCF-02/98
tue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends,


                                                                       MCF-02/98

Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.


  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; and (i) employees of Triformis Inc.


  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.


                                                                       MCF-02/98

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.


  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.


  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.


  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan each withdrawal is made from the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.


  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and


                                                                       MCF-02/98

Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and
(c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."


  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).



                                                                       MCF-02/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY FUND
     CLASS A                           FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INCOME                       AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A             FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A
   AIM ADVISOR MULTIFLEX               AIM GROWTH FUND -- CLASS A            AIM MONEY MARKET FUND
     FUND -- CLASS A                   AIM HIGH INCOME MUNICIPAL                 -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE               FUND -- CLASS A                       AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                   AIM HIGH YIELD FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM ASIAN GROWTH   FUND -- CLASS A  FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM INTERNATIONAL EQUITY
   AIM BLUE CHIP FUND -- CLASS A       FUND -- CLASS A
   AIM CAPITAL DEVELOPMENT             AIM MONEY MARKET
     FUND -- CLASS A                   FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM MUNICIPAL BOND
   AIM CONSTELLATION                   FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM EUROPEAN DEVELOPMENT            OF CONNECTICUT -- CLASS A
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM WEINGARTEN FUND -- CLASS A
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (II) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares, (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.


                                                                       MCF-02/98

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load         Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load         Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........  acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise,
                   apply if No Load shares were       Offering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A, Class B, or Class C shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and
(h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received


                                                                       MCF-02/98
after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-


                                                                       MCF-02/98
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................      5%
Second.....................................................      4%
Third......................................................      3%
Fourth.....................................................      3%
Fifth......................................................      2%
Sixth......................................................      1%
Seventh and Following......................................     None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70- 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.


                                                                       MCF-02/98

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees;
(2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.


  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be


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                                      A-15
genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.


  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.



  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.


  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed


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                                      A-16
the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.


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                                      A-17

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.


  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.


  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such


                                                                       MCF-02/98
payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and


                                                                       MCF-02/98
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.


  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
FUND -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.



  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. GENERAL INFORMATION



  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.


  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.


  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon legal matters.


  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.


  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the AIM Funds and their shareholders.



  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.


  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                                                                       MCF-02/98

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------


                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary
      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application
      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors
      Legal Guardian          Ward, Minor or
                              Incompetent
      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


                                                                       MCF-02/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."


  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").



  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem
Shares -- Redemptions by Mail").



                                                                       MCF-02/98

[AIM LOGO
APPEARS HERE]                   THE AIM FAMILY OF FUNDS--Registered Trademark--


Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002


For more complete information about any other Fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

INT-PRO-1

                                                                    APPENDIX III

                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND

              (SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

                        Supplement dated October 1, 1998
    to the Prospectus dated February 20, 1998, as supplemented June 30, 1998

The following paragraph should be inserted under the heading of "Foreign Securities -- Currency Risk" on page 21:

     "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

     The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Portfolio."

The following paragraph replaces in its entirety the third paragraph under the heading "MANAGEMENT -- Portfolio Management" on page 24 of the prospectus:

     "A. Dale Griffin, III, Paul A. Rogge and Jonathan C. Schoolar are primarily responsible for the day-to-day management of Growth Fund. Background information for Mr. Griffin and Mr. Rogge is discussed above with respect to the management of Aggressive Growth Fund. Mr. Griffin and Mr. Rogge have been responsible for the Fund since its inception in 1994. Mr. Schoolar is a Senior Vice President of AIM Capital, Vice President of AIM, Vice President of the Company and has been responsible for the Fund since its inception in 1994. He has been associated with AIM and/or its subsidiaries since 1986 and began working as an investment professional in 1984."

                         AIM INTERNATIONAL FUNDS, INC.

                       AIM Global Aggressive Growth Fund
                             AIM Global Growth Fund
                             AIM Global Income Fund

                         Supplement dated June 30, 1998
                   to the Prospectus dated February 20, 1998

The third sentence in the second paragraph under the caption "HEDGING
STRATEGIES -- Options" on page 18 is deleted and replaced in its entirety by the following:

     "A put option is 'covered' if a Fund segregates liquid assets with a value equal to the exercise price of the put option."

The following paragraphs are inserted as a new item under "OTHER INVESTMENT TECHNIQUES," after "Investment in Other Investment Companies" on page 21 of the prospectus:

     "REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with the Funds' investment objectives and policies, the Funds may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of any of the Funds.

     REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

     To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs."

The following paragraphs should be inserted under the heading of "Foreign Securities -- Currency Risk" on page 21:

     "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

     The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Portfolio."

The third paragraph under the heading "MANAGEMENT -- Portfolio Management" on page 24 of the prospectus is revised as follows:

     The first sentence is revised to read in its entirety as follows:

        "Stephen L. Boyd, Monika H. Degan, A. Dale Griffin, III, Clas G. Olsson, Paul A. Rogge, Jonathan C. Schoolar and Barrett K. Sides are primarily responsible for the day-to-day management of Growth Fund."

     The following sentence should be inserted as the 6th sentence in the same paragraph and should read in its entirety as follows:

        "Mr. Boyd has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1998 and has been an investment professional since 1967. Prior to joining AIM, he was a portfolio manager for Van Kampen American Capital from 1989 to 1998."

           [AIM LOGO
           APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--


           AIM GLOBAL AGGRESSIVE GROWTH FUND
           AIM GLOBAL GROWTH FUND
           AIM GLOBAL INCOME FUND


           (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)


PROSPECTUS
FEBRUARY 20, 1998


           AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND and AIM GLOBAL INCOME FUND (collectively, the "Funds") are series investment portfolios of AIM International Funds, Inc. (the "Company"), an open-end, series, management investment company.

           AIM GLOBAL AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND"). The investment objective of the AGGRESSIVE GROWTH FUND is to provide above-average long-term growth of capital appreciation. The Fund seeks to achieve its objective by investing in a portfolio of global (i.e., U.S. and foreign) equity securities including securities of selected companies with relatively small market capitalization.

           AIM GLOBAL GROWTH FUND ("GROWTH FUND"). The investment objective of GROWTH FUND is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of global (i.e., U.S. and foreign) equity securities of selected companies that are considered by the Fund's investment advisor to have strong earnings momentum.

           AIM GLOBAL INCOME FUND ("INCOME FUND"). The investment objective of INCOME FUND is to provide high current income. The Fund seeks to achieve its objective by investing in a portfolio of U.S. and foreign government and corporate debt securities. As a secondary objective, the Fund seeks preservation of principal and capital appreciation.

           This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated February 20, 1998, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at P.O. Box 4739, Houston, Texas 77210-4739 or by calling
           (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds. Additional information about the Funds may also be obtained on the Web at http://www.aimfunds.com.

           THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                             PAGE
                                             ----
SUMMARY..................................       2
THE FUNDS................................       4
  Table of Fees and Expenses.............       4
  Financial Highlights...................       6
  Performance............................      15
  Investment Objectives and Policies.....      15
  Hedging Strategies.....................      18
  Other Investment Techniques............      19
  Risk Factors...........................      21
  Investment Restrictions................      23
  Portfolio Turnover.....................      23
  Management.............................      23
  Organization of the Company............      27

                                             PAGE
                                             ----
INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS(R)...............................     A-1
  Introduction to The AIM Family of
     Funds...............................     A-1
  How to Purchase Shares.................     A-1
  Terms and Conditions of Purchase of the
     AIM
     Funds...............................     A-2
  Special Plans..........................     A-9
  Exchange Privilege.....................    A-11
  How to Redeem Shares...................    A-13
  Determination of Net Asset Value.......    A-17
  Dividends, Distributions and Tax
     Matters.............................    A-18
  General Information....................    A-20
APPENDIX A...............................    A-21
APPENDIX B...............................    A-23
APPLICATION INSTRUCTIONS.................     B-1

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUNDS. AIM International Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, series, management investment company. Currently, the Company offers six separate series portfolios. Three of these series are offered pursuant to this Prospectus: AIM GLOBAL AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND"), AIM GLOBAL GROWTH FUND ("GROWTH FUND") and AIM GLOBAL INCOME FUND ("INCOME FUND")(individually, a "Fund" and collectively, the "Funds"), each of which pursues unique investment objectives. The AGGRESSIVE GROWTH FUND and the GROWTH FUND are diversified investment portfolios; the INCOME FUND is a non-diversified investment portfolio. For more complete information on the Funds' investment objectives and policies, see "Investment Objectives and Policies."

  The Company also offers other classes of shares in three other investment portfolios, AIM ASIAN GROWTH FUND ("ASIAN FUND"), AIM EUROPEAN DEVELOPMENT FUND ("EUROPEAN FUND") and AIM INTERNATIONAL EQUITY FUND ("EQUITY FUND") (collectively, with AGGRESSIVE GROWTH FUND, GROWTH FUND and INCOME FUND, the "Funds") each of which pursues unique investment objectives. All such other Funds offer multiple classes of shares to different types of investors. The shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about ASIAN FUND, EUROPEAN FUND or EQUITY FUND, call (800) 347-4246. See "General Information."

  RISK FACTORS. EACH FUND IS DESIGNED FOR LONG-TERM INVESTORS SEEKING GLOBAL DIVERSIFICATION AND WILLING TO BEAR THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, INCLUDING CURRENCY RISK, POLITICAL AND ECONOMIC RISK, REGULATORY RISK AND MARKET RISK. THE INCOME FUND IS A NON-DIVERSIFIED PORTFOLIO, AND MAY ALSO INVEST IN HIGH YIELD SECURITIES (I.E., "JUNK BONDS") THAT ENTAIL CERTAIN RISKS. NONE OF THE FUNDS IS DESIGNED AS A COMPLETE INVESTMENT PROGRAM. FOR A DISCUSSION OF THESE RISKS, SEE "RISK FACTORS." THE INCOME FUND MAY ENGAGE IN LEVERAGING WHICH MAY INVOLVE AN INCREASE IN RISK. SEE "OTHER INVESTMENT TECHNIQUES -- BORROWING."

  MANAGEMENT. A I M Advisors, Inc. ("AIM") serves as the Funds' investment advisor pursuant to an investment advisory agreement (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives. Under the terms of the Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. As compensation for these services, AIM receives a fee based on each Fund's average daily net assets. Under an administrative services agreement (the "Administrative Services Agreement"), AIM is reimbursed by each Fund for its costs of performing, or arranging for the performance of, certain accounting and other administrative services for each Fund. Under a transfer agency and service agreement (the "Transfer Agency and Service Agreement"), A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services for each Fund.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of the Funds which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years of the date on which a purchase was made.

     Class B shares automatically convert to Class A shares of the same Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year of the date such shares were purchased.

  SUITABILITY FOR INVESTORS. The Multiple Distribution System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of a Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. ("AIM Distributors") will reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Funds are several of the mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of each Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of shares in an amount of $1 million or more are made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years following the date on which a purchase was made. Class B shares redeemed after six years following the date of purchase will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. AGGRESSIVE GROWTH FUND and GROWTH FUND declare and pay dividends from net investment income, if any, and make distributions of realized capital gains, if any, on an annual basis. INCOME FUND declares dividends from net investment income on a daily basis and pays such dividends monthly. INCOME FUND declares and makes distributions of realized short-term capital gains, if any, annually, and of realized long-term capital gains, if any, annually. Dividends and distributions of the Funds may be reinvested at net asset value without payment of a sales charge in the Funds' shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                   THE FUNDS
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Funds understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses for Class A and Class B shares set forth in the table are based on the average net assets of the respective classes of the Funds for the year ended October 31, 1997. The fees and expenses for Class C shares set forth in the table are based on the estimated average net assets of Class C shares of the Funds for the period August 4, 1997 (date sales commenced) to October 31, 1997. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                      AGGRESSIVE
                                     GROWTH FUND                         GROWTH FUND               INCOME FUND
                           --------------------------------    --------------------------------    --------
                           CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C     CLASS A
                           --------    --------    --------    --------    --------    --------    --------
Shareholder Transaction
  Expenses
  Maximum sales load
    imposed on purchase
    of shares
    (as a % of offering
    price)...............    4.75%       None        None        4.75%       None        None        4.75%
  Maximum sales load on
    reinvested dividends
    and distributions....    None        None        None        None        None        None        None
  Deferred sales load (as
    a % of original
    purchase price or
    redemption proceeds,
    whichever is
    lower)...............    None*       5.00%       1.00%       None*       5.00%       1.00%       None*
  Redemption fee.........    None        None        None        None        None        None        None
  Exchange fee...........    None        None        None        None        None        None        None
Annual Fund Operating
  Expenses (as a % of
  average net assets)
  Management fees........    0.87%       0.87%       0.87%       0.85%       0.85%       0.85%       0.09%**
  Rule 12b-1 distribution
    plan payments........    0.50%       1.00%       1.00%       0.50%       1.00%       1.00%       0.50%
  Other expenses.........    0.38%       0.43%       0.43%       0.41%       0.44%       0.44%       0.66%
                            -----       -----       -----       -----       -----       -----       -----
         Total fund
           operating
           expenses......    1.75%       2.30%       2.30%       1.76%       2.29%       2.29%       1.25%**
                            =====       =====       =====       =====       =====       =====       =====


                              INCOME FUND
                           ---------------------
                           CLASS B      CLASS C
                           --------     --------
Shareholder Transaction
  Expenses
  Maximum sales load
    imposed on purchase
    of shares
    (as a % of offering
    price)...............    None         None
  Maximum sales load on
    reinvested dividends
    and distributions....    None         None
  Deferred sales load (as
    a % of original
    purchase price or
    redemption proceeds,
    whichever is
    lower)...............    5.00%        1.00%
  Redemption fee.........    None         None
  Exchange fee...........    None         None
Annual Fund Operating
  Expenses (as a % of
  average net assets)
  Management fees........    0.09%**      0.09%**
  Rule 12b-1 distribution
    plan payments........    1.00%        1.00%
  Other expenses.........    0.67%        0.67%
                            -----        -----
         Total fund
           operating
           expenses......    1.76%**      1.76%**
                            =====        =====

---------------

 * Purchases of shares in an amount of $1 million or more are not subject to an initial sales charge. HOWEVER, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO CERTAIN REDEMPTIONS MADE WITHIN 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

 ** After fee waivers. If management fees had not been waived for INCOME FUND, management fees would have been 0.70%, and total fund operating expenses would have been 1.86%, 2.37% and 2.37% (annualized) for the Class A shares, Class B shares and Class C shares, respectively.

  EXAMPLES. An investor in each of the Funds would pay the following expenses on a $1,000 investment in Class A shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                 AGGRESSIVE
                                                   GROWTH         GROWTH        INCOME
                                                    FUND           FUND          FUND
                                                 ----------       ------        ------
1 year........................................      $ 64           $ 65          $ 60
3 years.......................................      $100           $100          $ 85
5 years.......................................      $138           $138          $113
10 years......................................      $244           $245          $191

  THE EXAMPLES ABOVE ASSUME PAYMENT OF A SALES CHARGE AT THE TIME OF PURCHASE; ACTUAL EXPENSES MAY VARY FOR PURCHASES OF $1 MILLION OR MORE WHICH ARE MADE AT NET ASSET VALUE AND SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE FOR 18 MONTHS FOLLOWING THE DATE SUCH SHARES WERE PURCHASED.

  An investor in each of the Funds would pay the following expenses on a $1,000 investment in Class B shares of the Funds, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

                                                          AGGRESSIVE
                                                            GROWTH          GROWTH         INCOME
                                                             FUND            FUND           FUND
                                                          ----------        ------         ------
1 year.................................................      $ 73            $ 73           $ 68
3 years................................................      $102            $102           $ 85
5 years................................................      $143            $143           $115
10 years...............................................      $250*           $249*          $194*

  An investor in each of the Funds would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period:

                                                          AGGRESSIVE
                                                            GROWTH          GROWTH         INCOME
                                                             FUND            FUND           FUND
                                                          ----------        ------         ------
1 year.................................................      $ 23            $ 23           $ 18
3 years................................................      $ 72            $ 72           $ 55
5 years................................................      $123            $123           $ 95
10 years...............................................      $250*           $249*          $194*

---------------
* Reflects the conversion to Class A shares eight years following the end of the calendar month in which a purchase was made; therefore years nine and ten reflect Class A expenses.

  An investor would pay the following expenses on a $1,000 investment in Class C shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                             AGGRESSIVE
                                                               GROWTH          GROWTH         INCOME
                                                                FUND            FUND           FUND
                                                             ----------        ------         ------
1 year....................................................       $33            $33            $28
3 years...................................................       $72            $72            $55

  An investor would pay the following expenses on the same $1,000 investment in Class C shares of the Funds, assuming no redemption at the end of each time period:

                                                             AGGRESSIVE
                                                               GROWTH          GROWTH         INCOME
                                                                FUND            FUND           FUND
                                                             ----------        ------         ------
1 year....................................................       $23            $23            $18
3 years...................................................       $72            $72            $55

  As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end sales charge applicable to Class A shares and the Rule 12b-1 fees applicable to Class A shares, Class B shares and Class C shares, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF A PARTICULAR FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. In addition, while the examples assume a 5% annual return, a Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below are per share income and capital changes for a Class A share and Class B share of each of the Funds outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date operations commenced) through October 31, 1994 and for a Class C share of each of the Funds outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified reports on the Funds' financial statements and the related notes appear in the Statement of Additional Information.

                       AIM GLOBAL AGGRESSIVE GROWTH FUND

                                                                                                PERIOD
                                                                                             SEPTEMBER 15,
                                                             YEAR ENDED OCTOBER 31,             THROUGH
                                                      ------------------------------------    OCTOBER 31,
                                                         1997           1996        1995         1994
                                                      ----------      --------    --------   -------------
CLASS A SHARE
Net asset value, beginning of period................  $    15.76      $  13.09    $  10.22     $  10.00
Income from investment operations:
  Net investment income (loss)......................       (0.15)(a)     (0.09)(a)    (0.09)(a)         --
  Net gains (losses) on securities (both realized
    and unrealized).................................        1.67          2.81        2.96         0.22
                                                      ----------      --------    --------     --------
  Total from investment operations..................        1.52          2.72        2.87         0.22
                                                      ----------      --------    --------     --------
Less distributions:
  Distributions from net realized gains.............          --         (0.05)         --           --
                                                      ----------      --------    --------     --------
Net asset value, end of period......................  $    17.28      $  15.76    $  13.09     $  10.22
                                                      ==========      ========    ========     ========
Total return(b).....................................        9.65%        20.83%      28.08%        2.20%
                                                      ==========      ========    ========     ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..........  $1,242,505      $919,319    $186,029     $ 18,410
                                                      ==========      ========    ========     ========
  Ratio of expenses to average net assets...........        1.75%(c)(d)     1.83%     2.11%        2.02%(e)(f)
                                                      ==========      ========    ========     ========
  Ratio of net investment income (loss) to average
    net assets......................................      (0.88)%(c)     (0.62)%     (0.68)%       0.27%(f)(g)
                                                      ==========      ========    ========     ========
  Portfolio turnover rate...........................          57%           44%         64%           2%
                                                      ==========      ========    ========     ========
  Average brokerage commission rate paid(h).........  $   0.0131      $ 0.0155         N/A          N/A
                                                      ==========      ========    ========     ========

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) Ratios are based on average net assets of $1,175,400,376.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 4.03% (annualized).

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements is (1.74)% (annualized).

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                                                PERIOD
                                                                                             SEPTEMBER 15,
                                                             YEAR ENDED OCTOBER 31,             THROUGH
                                                      ------------------------------------    OCTOBER 31,
                                                         1997           1996        1995         1994
                                                      ----------      --------    --------   -------------
CLASS B SHARE
Net asset value, beginning of period................  $    15.58      $  13.02    $  10.21      $10.00
Income from investment operations:
  Net investment income (loss)......................       (0.24)(a)     (0.17)(a)    (0.14)(a)        --
                                                      ----------      --------    --------      ------
  Net gains (losses) on securities (both realized
    and unrealized).................................        1.66          2.78        2.95        0.21
                                                      ----------      --------    --------      ------
  Total from investment operations..................        1.42          2.61        2.81        0.21
                                                      ----------      --------    --------      ------
Less distributions:
  Distributions from net realized gains.............          --         (0.05)         --          --
                                                      ----------      --------    --------      ------
Net asset value, end of period......................  $    17.00      $  15.58    $  13.02      $10.21
                                                      ==========      ========    ========      ======
Total return(b).....................................        9.11%        20.09%      27.52%       2.10%
                                                      ==========      ========    ========      ======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..........  $1,241,999      $807,215    $118,199      $6,201
                                                      ==========      ========    ========      ======
  Ratio of expenses to average net assets...........        2.30%(c)(d)     2.37%     2.62%       2.54%(e)(f)
                                                      ==========      ========    ========      ======
  Ratio of net investment income (loss) to average
    net assets......................................       (1.44)%(c)    (1.16)%     (1.19)%     (0.25)%(f)(g)
                                                      ==========      ========    ========      ======
  Portfolio turnover rate...........................          57%           44%         64%          2%
                                                      ==========      ========    ========      ======
  Average brokerage commission rate paid(h).........  $   0.0131      $ 0.0155         N/A         N/A
                                                      ==========      ========    ========      ======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) Ratios are based on average net assets of $1,117,630,574.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average assets would have been the same.

(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 4.43% (annualized).

(f)  Annualized.

(g) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements is (2.14)% (annualized).

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                PERIOD
                                                               AUGUST 4,
                                                                THROUGH
                                                              OCTOBER 31,
                                                                 1997
                                                              -----------
CLASS C SHARE
Net asset value, beginning of period........................    $ 18.39
Income from investment operations:
  Net investment income (loss)..............................      (0.04)(a)
  Net gains (losses) on securities (both realized and
    unrealized).............................................      (1.35)
                                                                -------
  Total from investment operations..........................      (1.39)
                                                                -------
Less distributions:
  Distributions from net realized gains.....................         --
                                                                -------
Net asset value, end of period..............................    $ 17.00
                                                                =======
Total return(b).............................................      (7.56)%
                                                                =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................    $ 4,676
                                                                =======
  Ratio of expenses to average net assets...................       2.36%(c)(d)
                                                                =======
  Ratio of net investment income (loss) to average net
    assets..................................................      (1.50)%(c)
                                                                =======
  Portfolio turnover rate...................................         57%
                                                                =======
  Average brokerage commission rate paid(e).................    $0.0131
                                                                =======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) Ratios are annualized and based on average net assets of $2,556,355.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average assets would have been the same.

(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                             AIM GLOBAL GROWTH FUND

                                                                                              PERIOD
                                                                                           SEPTEMBER 15,
                                                            YEAR ENDED OCTOBER 31,            THROUGH
                                                      ----------------------------------    OCTOBER 31,
                                                        1997           1996       1995         1994
                                                      ---------      --------   --------   -------------
CLASS A SHARE
Net asset value, beginning of period................  $  14.20       $  12.32   $  10.23      $10.00
Income from investment operations:
  Net investment income (loss)......................     (0.04)         (0.01)     (0.02)         --
  Net gains (losses) on securities (both realized
     and unrealized)................................      2.49           2.11       2.11        0.23
                                                      --------       --------   --------      ------
  Total from investment operations..................      2.45           2.10       2.09        0.23
                                                      --------       --------   --------      ------
Less distributions:
  Dividends from net investment income..............        --             --     (0.004)         --
  Distributions from net realized gains.............        --          (0.22)        --          --
                                                      --------       --------   --------      ------
  Total distributions...............................        --          (0.22)    (0.004)         --
                                                      --------       --------   --------      ------
Net asset value, end of period......................  $  16.65       $  14.20   $  12.32      $10.23
                                                      ========       ========   ========      ======
Total return(a).....................................     17.25%         17.26%     20.48%       2.30%
                                                      ========       ========   ========      ======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..........  $178,917       $114,971   $ 23,754      $3,093
                                                      ========       ========   ========      ======
  Ratio of expenses to average net assets(b)........      1.76%(c)(d)     1.93%     2.12%       1.95%(e)
                                                      ========       ========   ========      ======
  Ratio of net investment income (loss) to average
     net assets(f)..................................     (0.30)%(c)     (0.13)%    (0.28)%      0.10%(e)
                                                      ========       ========   ========      ======
  Portfolio turnover rate...........................        96%            82%        79%          6%
                                                      ========       ========   ========      ======
  Average brokerage commission rate(g)..............  $ 0.0239       $ 0.0234        N/A         N/A
                                                      ========       ========   ========      ======

---------------

(a)Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(b)After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94%, 2.98% and 5.67% (annualized) for the periods 1996-1994, respectively.

(c)Ratios are based on average net assets of $155,717,515.

(d)Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(e)Annualized.

(f)After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)%, (1.14)% and (3.63)% (annualized) for the periods 1996-1994, respectively.

(g)The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                                              PERIOD
                                                                                           SEPTEMBER 15,
                                                          YEAR ENDED OCTOBER 31,              THROUGH
                                                  --------------------------------------    OCTOBER 31,
                                                      1997            1996        1995         1994
                                                  -------------     --------    --------   -------------
CLASS B SHARE
Net asset value, beginning of period............    $  14.05        $  12.26    $  10.22      $10.00
Income from investment operations:
  Net investment income (loss)..................       (0.11)          (0.05)      (0.04)         --
  Net gains (losses) on securities (both
     realized and unrealized)...................        2.45            2.06        2.08        0.22
                                                    --------        --------    --------      ------
  Total from investment operations..............        2.34            2.01        2.04        0.22
                                                    --------        --------    --------      ------
Less distributions:
  Distributions from net realized capital
  gains.........................................          --           (0.22)         --          --
                                                    --------        --------    --------      ------
  Total distributions...........................          --           (0.22)         --          --
                                                    --------        --------    --------      ------
Net asset value, end of period..................    $  16.39        $  14.05    $  12.26      $10.22
                                                    ========        ========    ========      ======
Total return(a).................................       16.65%          16.60%      19.96%       2.20%
                                                    ========        ========    ========      ======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)......    $224,225        $121,848    $ 17,157      $1,277
                                                    ========        ========    ========      ======
  Ratio of expenses to average net assets(b)....        2.29%(c)(d)     2.48%       2.64%       2.51%(e)
                                                    ========        ========    ========      ======
  Ratio of net investment income (loss) to
     average net assets(f)......................       (0.83)%(c)      (0.69)%     (0.79)%     (0.47)%(e)
                                                    ========        ========    ========      ======
  Portfolio turnover rate.......................          96%             82%         79%          6%
                                                    ========        ========    ========      ======
  Average brokerage commission rate(g)..........    $ 0.0239        $ 0.0234         N/A         N/A
                                                    ========        ========    ========      ======

---------------

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49%, 3.38% and 6.20% (annualized) for the periods 1996-1994, respectively.

(c) Ratios are based on average net assets of $184,750,715.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)%, (1.54)% and (4.16)% (annualized) for the periods 1996-1994, respectively.

(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                PERIOD
                                                               AUGUST 4,
                                                                THROUGH
                                                              OCTOBER 31,
                                                                 1997
                                                              -----------
CLASS C SHARE
Net asset value, beginning of period........................    $ 17.39
Income from investment operations:
  Net investment income (loss)..............................      (0.03)
  Net gains (losses) on securities (both realized and
     unrealized)............................................      (0.97)
                                                                -------
  Total from investment operations..........................      (1.00)
                                                                -------
Net asset value, end of period..............................    $ 16.39
                                                                =======
Total return(a).............................................      (5.75)%
                                                                =======
Ratios/supplement data:
  Net assets, end of period (000s omitted)..................    $ 1,100
                                                                =======
  Ratio of expenses to average net assets(b)................       2.29%(c)
                                                                =======
  Ratio of net investment income (loss) to average net
     assets(b)..............................................      (0.83)%
                                                                =======
  Portfolio turnover rate...................................         96%
                                                                =======
  Average brokerage commission rate(d)......................    $0.0239
                                                                =======

---------------

(a) Does not deduct sales charges and periods for less than one year, total returns are not annualized.

(b) Ratios are annualized and based on average net assets of $628,292.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                             AIM GLOBAL INCOME FUND

                                                                                                 PERIOD
                                                                                              SEPTEMBER 15,
                                                                YEAR ENDED OCTOBER 31,           THROUGH
                                                           --------------------------------    OCTOBER 31,
                                                             1997          1996      1995         1994
                                                           ---------      -------   -------   -------------
CLASS A SHARE
Net asset value, beginning of period.....................   $ 10.85       $ 10.74   $ 10.02      $10.00
Income from investment operations:
  Net investment income..................................      0.72          0.79(a)    0.79       0.08
  Net gains (losses) on securities (both realized and
     unrealized).........................................      0.21          0.25      0.75        0.01
                                                            -------       -------   -------      ------
  Total from investment operations.......................      0.93          1.04      1.54        0.09
                                                            -------       -------   -------      ------
Less distributions:
  Dividends from investment income.......................     (0.72)        (0.81)    (0.82)      (0.07)
  Distributions from net realized capital gains..........     (0.13)        (0.12)       --          --
                                                            -------       -------   -------      ------
  Total distributions....................................     (0.85)        (0.93)    (0.82)      (0.07)
                                                            -------       -------   -------      ------
Net asset value, end of period...........................   $ 10.93       $ 10.85   $ 10.74      $10.02
                                                            =======       =======   =======      ======
Total return(b)..........................................      9.05%        10.22%    16.07%       0.93%
                                                            =======       =======   =======      ======
Ratios/supplemental data:
  Net assets, end of period
     (000s omitted)......................................   $30,924       $21,926   $10,004      $2,661
                                                            =======       =======   =======      ======
  Ratio of expenses to average net assets(c).............      1.25%(d)(e)    1.25%    1.25%       1.25%(f)
                                                            =======       =======   =======      ======
  Ratio of net investment income to average net
     assets(g)...........................................      6.54%(d)      7.27%     7.38%       6.01%(f)
                                                            =======       =======   =======      ======
  Portfolio turnover rate................................        61%           83%      128%          6%
                                                            =======       =======   =======      ======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.86%, 2.02%, 3.03% and 5.61% (annualized) for the periods 1997-1994, respectively.

(d) Ratios are based on average net assets of $27,582,444.

(e) Ratios include expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.24%.

(f) Annualized.

(g) After fee waivers and/or expenses reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.93%, 6.51%, 5.59% and 1.65% (annualized) for the periods 1997-1994, respectively.

                                                                                              PERIOD
                                                                                           SEPTEMBER 15,
                                                          YEAR ENDED OCTOBER 31,              THROUGH
                                                  --------------------------------------    OCTOBER 31,
                                                      1997            1996        1995         1994
                                                  -------------     --------    --------   -------------
CLASS B SHARE
Net asset value, beginning of period............    $  10.84        $  10.73    $  10.01      $10.00
Income from investment operations:
  Net investment income.........................        0.67            0.74(a)     0.74        0.07
  Net gains (losses) on securities (both
     realized and unrealized)...................        0.21            0.24        0.75        0.01
                                                    --------        --------    --------      ------
  Total from investment operations..............        0.88            0.98        1.49        0.08
                                                    --------        --------    --------      ------
Less distributions:
  Dividends from investment income..............      (0.67)           (0.75)      (0.77)     (0.07)
                                                    --------        --------    --------      ------
  Distributions from net realized gains.........       (0.13)          (0.12)         --          --
                                                    --------        --------    --------      ------
  Total distributions...........................       (0.80)          (0.87)      (0.77)      (0.07)
                                                    --------        --------    --------      ------
Net asset value, end of period..................    $  10.92        $  10.84    $  10.73      $10.01
                                                    ========        ========    ========      ======
Total return(b).................................        8.48%           9.66%      15.56%       0.79%
                                                    ========        ========    ========      ======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)......    $ 25,121        $ 16,787    $  4,207      $  362
                                                    ========        ========    ========      ======
  Ratio of expenses to average net assets(c)....        1.76%(d)(e)     1.75%       1.74%       1.73%(f)
                                                    ========        ========    ========      ======
  Ratio of net investment income to average net
     assets(g)..................................        6.03%(d)        6.77%       6.88%       3.59%(f)
                                                    ========        ========    ========      ======
  Portfolio turnover rate.......................          61%             83%        128%          6%
                                                    ========        ========    ========      ======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.37%, 2.53%, 3.57% and 22.09% (annualized) for the periods 1997-1994, respectively.

(d) Ratios are based on average net assets of $21,915,481.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(f)  Annualized.

(g) After fee waivers and/or expense reimbursements. The ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 5.42%, 6.00% and 5.05% and (16.77)% (annualized) for the periods 1997-1994, respectively.

                                                                PERIOD
                                                               AUGUST 4,
                                                                THROUGH
                                                              OCTOBER 31,
                                                                 1997
                                                              -----------
CLASS C SHARE
Net asset value, beginning of period........................    $ 10.76
Income from investment operations:
  Net investment income.....................................       0.15(a)
  Net gains (losses) on securities (both realized and
     unrealized)............................................       0.17
                                                                -------
  Total from investment operations..........................       0.32
                                                                -------
Less distributions:
  Dividends from net investment income......................      (0.13)
  Distributions from net realized gains.....................      (0.03)
  Total distributions.......................................      (0.16)
Net asset value, end of period..............................    $ 10.92
                                                                =======
Total return(b).............................................       2.99%
                                                                =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................    $   242
                                                                =======
  Ratio of expenses to average net assets(c)................       1.76%(d)(e)
                                                                =======
  Ratio of net investment income to average net assets(f)...       6.03%(c)(d)
                                                                =======
  Portfolio turnover rate...................................         61%
                                                                =======

---------------

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and periods for less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.37% (annualized).

(d) Ratios are annualized and based on average net assets of $98,262.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 5.42% (annualized).

--------------------------------------------------------------------------------

PERFORMANCE

  The performance of each Fund may be quoted in advertising in terms of total return, and the performance of INCOME FUND may also be quoted in terms of yield. All advertisements of a Fund will disclose the maximum sales charge (including deferred sales charge) to which investments in shares of the Funds may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding the Funds' performance is contained in the Funds' annual reports to shareholders, which are available upon request and without charge.

  Standardized total return for Class A shares of a Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of a Fund reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares of a Fund reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period.

  Each Fund's total return shows its overall change in value, including changes in share price assuming that all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a share of the Fund, expressed as an annualized percentage of the maximum offering price per share of the Fund. It is a function of the type and quality of a Fund's investments, its maturity and its operating expense ratio.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such a practice will have the effect of increasing the Fund's yield and total return.

  The performance of each Fund will vary from time to time, and past results are not necessarily representative of future results. Each Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions. A shareholder's investment in any of the Funds is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in a Fund.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

  Each of the Funds has its own investment objective and investment program as discussed herein. The Funds' investment objective(s) are fundamental policies that cannot be changed without shareholder approval. There can, of course, be no assurance that any Fund will in fact achieve its objective(s). The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of any of the Funds, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

  AIM GLOBAL AGGRESSIVE GROWTH FUND. The investment objective of AGGRESSIVE GROWTH FUND is to provide above-average long-term growth of capital appreciation. The Fund seeks to achieve its objective by investing in a portfolio of global equity securities including securities of selected companies with relatively small market capitalization.

  The AGGRESSIVE GROWTH FUND will invest in companies throughout the world which AIM believes possess exceptional growth potential that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by AGGRESSIVE GROWTH FUND may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of AGGRESSIVE GROWTH FUND as equivalent to a complete investment program. AGGRESSIVE GROWTH FUND will emphasize investment in small to medium-sized companies, but its strategy does not preclude investment in large, seasoned companies which in AIM's judgment possess superior potential returns similar to companies with formative growth profiles. The Fund will also invest in established smaller companies (under $1 billion in market capitalization) which in AIM's judgment offer exceptional value based upon substantially above average earnings growth potential relative to market value. Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial and managerial resources or may be dependent on a few key managers. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market. Any of the foregoing may change suddenly and have an immediate impact on the value of the Fund's investments. Furthermore, whenever the securities markets have experienced rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes.

  AIM GLOBAL GROWTH FUND. The investment objective of GROWTH FUND is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of global equity securities of selected companies that are considered by AIM to have strong earnings momentum. Current income will not be an important criterion of investment selection, and any such income should be considered incidental.

  In managing both AGGRESSIVE GROWTH FUND and GROWTH FUND, AIM seeks to apply to each of the diversified portfolios of equity securities the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. Each of AGGRESSIVE GROWTH FUND and GROWTH FUND will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM reviews carefully the earnings history and prospects for growth of each company considered for investment by each of the two Funds. It is anticipated that common stocks will be the principal form of investment of AGGRESSIVE GROWTH FUND and GROWTH FUND. The portfolio of each of the two Funds is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in earnings.

  Under normal market conditions, AGGRESSIVE GROWTH FUND and GROWTH FUND will invest primarily in marketable equity securities (including common and preferred stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company)) of companies which are listed on a recognized securities exchange or traded in an over-the-counter market. Each of these Funds may satisfy the foregoing requirement in part by investing in the securities of issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Each of AGGRESSIVE GROWTH FUND and GROWTH FUND may invest up to 20% of its total assets in securities convertible into or exchangeable for equity securities of foreign and domestic issuers which (except in the case of ADRs, EDRs and other securities representing underlying securities of foreign issuers) are listed on a recognized securities exchange or traded in an over-the-counter market.

  If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by a Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for these Funds, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. Under normal market conditions, AGGRESSIVE GROWTH FUND and GROWTH FUND will maintain at least 20% of their respective total assets in U.S. dollar denominated securities.

  AIM recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by a Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. In addition, the value of a Fund's investments that are denominated in a foreign currency may be affected by changes in currency exchange rates. For these and other reasons, AIM from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities. See "Risk Factors -- Foreign Securities."

  AGGRESSIVE GROWTH FUND and GROWTH FUND each will normally invest at least 65% of their respective total assets in marketable equity securities of foreign and domestic issuers, including common and preferred stock.

  AGGRESSIVE GROWTH FUND and GROWTH FUND will each emphasize investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin (such as Japan, Hong Kong and Australia). The Funds may also invest in the securities of companies located in developing countries (such as Turkey, Poland and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. Under normal market conditions, the assets of each Fund will be invested in the securities of companies located in at least four different countries, including the United States.

  Investment in the equity markets of developing countries involves exposure to securities exchanges that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable than the equity markets of developed countries. See "Risk Factors -- Emerging Markets and Developing Countries."

  AIM GLOBAL INCOME FUND. INCOME FUND'S primary investment objective is to provide a high level of current income. As a secondary objective the Fund seeks preservation of principal and capital appreciation. The Fund seeks to achieve its objectives by investing in a portfolio of U.S. and foreign government and corporate debt securities. INCOME FUND intends to invest in (i) foreign government securities, (ii) securities issued by supranational organizations (such as the World Bank), (iii) foreign and domestic corporate debt securities, including lower-rated or unrated U.S. dollar-denominated high yield corporate debt securities, commonly known as "junk bonds" and (iv) U.S. Government securities, including U.S. Government Agency mortgage-backed securities.

  INCOME FUND is a non-diversified portfolio, which means that with respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer. INCOME FUND will, however, invest no more than 5% of its total assets in the securities of any one corporate issuer, and will invest no more than 25% of its total assets in securities of any one foreign government or supranational issuer. INCOME FUND will generally invest in the securities of issuers located in at least four countries, including the United States.

  INCOME FUND may invest in securities issued by governments and companies throughout the world, but expects that it will invest primarily in securities of issuers in industrialized countries with established securities markets, such as Western European countries, Canada, Japan, Australia, New Zealand and the United States. INCOME FUND may, however, invest up to 20% of its total assets in securities of issuers in developing countries such as Turkey, Poland and Mexico.

  Although INCOME FUND will invest at least 65% of its total assets in non-convertible debt securities of foreign and domestic issuers, it may invest up to 10% of its total assets in common stocks, preferred stocks and similar equity securities of foreign and domestic issuers. INCOME FUND may also invest up to 10% of its total assets in convertible debt securities of foreign and domestic issuers.

  INCOME FUND may invest less than 35% of its total assets in high yield debt securities (i.e., "junk bonds"). Such securities, at the time of purchase, are rated below investment grade or are determined by AIM to be of non-investment grade quality. (For a description of the various rating categories of corporate debt securities in which INCOME FUND may invest, see Appendix A to this Prospectus.)

  During the fiscal year ended October 31, 1997, the percentage of INCOME FUND'S average annual assets, calculated on a dollar weighted basis, which was invested in securities within each rating category of Moody's (as described in Appendix
A), and in unrated securities determined by AIM to be of comparable quality, was as follows:

                                                              INCOME FUND
                                                              -----------
Aaa.........................................................    31.94%
Aa..........................................................    12.86%
A...........................................................    14.12%
Baa.........................................................    10.91%
Ba..........................................................     6.75%
B...........................................................    18.28%
Caa.........................................................     0.54%
Ca..........................................................     0.00%
C...........................................................     0.00%
D...........................................................     0.00%
Unrated.....................................................     4.60%
                                                                ------
          Total Average Annual Assets.......................    100.0%

  Securities issued by the U.S. Treasury (notes, bonds and bills) are supported by the full faith and credit of the United States government, while certain securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States. These agency securities include both obligations supported by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Bank) and obligations supported by the credit of the agency or instrumentality (such as Federal National Mortgage Association bonds.) Similarly, obligations of foreign governments include obligations issued by national, provincial, state or other governments that have taxing authority over their local populations, or by agencies of such governments that may be supported by the full faith and credit of the governmental entity, or solely by the credit of such agency.

  Supranational organizations include organizations formed and supported by governmental entities to promote economic growth and development, or international banking institutions, such as the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Supranational organizations are generally formed and supported by the capital contributions of governmental entities and, in their lending and other activities, carry out the particular purposes designated by their member governmental entities.

  The value of the debt securities in which INCOME FUND invests will change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding long-term debt securities will generally decline, and during periods of falling interest rates, the values of such securities will generally rise. Such changes will affect the net asset value per share of INCOME FUND. Longer-term fixed income securities tend to be subject to greater fluctuations in price than shorter-term securities.

  For a discussion of certain risks associated with investments in high yield securities (i.e., "junk bonds"), foreign securities and non-diversified funds, see "Risk Factors" in this Prospectus. For a further discussion of the intended investment strategies of AGGRESSIVE GROWTH FUND, GROWTH FUND and INCOME FUND, see "Hedging Strategies" and "Other Investment Techniques" in this Prospectus.

--------------------------------------------------------------------------------

HEDGING STRATEGIES

  Each of the Funds may, at such times as AIM deems appropriate and consistent with the investment objective of the Fund, write (sell) covered put or call options on its portfolio securities. Each of the Funds may also purchase and sell (i) options on domestic and foreign securities and currencies, (ii) stock index options, (iii) stock, currency and interest rate futures, (iv) options on stock, currency, stock index and interest rate futures and (v) foreign forward currency exchange contracts. The purpose of such transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. None of the Funds will engage in such transactions for speculative purposes.

  OPTIONS. Each Fund may purchase options issued by the Options Clearing Corporation. Such options give a Fund the right for a fixed period of time to sell (in the case of purchase of a put option) or to buy (in the case of purchase of a call option) the number of units of the underlying security or obligation covered by the option at a fixed or determinable exercise price. Buying a put option hedges against the risk of a market decline. Buying a call option hedges against a market advance. Prior to its expiration, a put or call option may be sold in a closing sale transaction. Gain or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  Each Fund also may write (sell) put or call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if a Fund owns the underlying security covered by the call. A put option is "covered" if a Fund segregates with its custodian liquid assets with a value equal to the exercise price of the put option. If a "covered" call or put option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. If the covered put option is exercised, the writer's cost of purchasing the underlying security is reduced by the amount of the premium received from the initial sale of the put option. Prior to its expiration, a put or call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  Each Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

  Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  None of the Funds will write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25% of the Fund's total assets. None of the Funds will purchase put options (including options on securities indices and futures contracts) if, at the time of investment, the aggregate premiums paid for such options will exceed 5% of the Fund's total assets.

  FUTURES AND FORWARD CONTRACTS. Since substantially all of the securities held by each Fund may be denominated in foreign currencies, the value of their respective portfolios will be affected by changes in exchange rates between currencies (including the U.S. dollar), as well as by changes in the market value of the securities themselves. Each Fund may enter into interest rate, exchange rate and currency futures contracts and related options, or it may purchase or sell stock index futures contracts and related options in order to hedge the value of its portfolio against changes in market conditions or in exchange rates between currencies (including the U.S. dollar). Futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time and for a specified price. Futures contracts are traded on U.S. and foreign exchanges and generally contain standardized strike prices and expiration dates. Certain futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into an offsetting transaction. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. In addition to purchasing or selling futures contracts on currencies and specific securities, interest rates and exchange rates, each Fund may purchase or sell stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. No more than 5% of each Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on each Fund's investment in options on futures contracts are set forth above under "Options." Although each Fund is authorized to invest in futures contracts and related options with respect to foreign securities, stock indices, interest rates and currencies, it will limit such investments to those which have been approved by the Commodity Futures Trading Commission for investment by United States investors.

  In attempting to manage its currency exposure, each Fund may buy and sell currencies, either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). Each Fund may also enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." In addition to hedging specific securities transactions, the Funds may also generally hedge their respective holdings denominated in a particular currency. This practice is sometimes referred to as "position hedging." The Funds may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in any such Fund's portfolio denominated or quoted in that particular foreign currency. None of the Funds will enter into a position hedging commitment if, as a result thereof, (1) AGGRESSIVE GROWTH FUND or GROWTH FUND would have more than 10% of the value of their respective total assets committed to such contracts, or (2) INCOME FUND would have more than 40% of the value of its total assets committed to such contracts. None of the Funds will enter into a forward contract with a term of more than one year.

  Unlike futures contracts, forward contracts are generally individually negotiated and privately traded. A forward contract obligates the seller to sell a specific security or currency at a specified price on a future date, which may be any fixed number of days from the date of the contract. Each Fund may enter into transaction hedging forward contracts with respect to all or a substantial portion of its trades.

  There are risks associated with the use of futures and forward contracts and options thereon for hedging purposes. During certain market conditions, sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio securities or currency against which the futures or forward contract or options thereon are being sold. In the futures and options on futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Risks in the use of futures contracts and options thereon also result from the possibility that changes in the market value of securities or currency may differ substantially from the changes anticipated by a Fund when hedged positions were established. Successful use of futures and forward contracts and options thereon is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct. Accordingly, the Funds may lose the expected benefit of futures and forward transactions and options thereon if markets move in a manner unanticipated by AIM.

--------------------------------------------------------------------------------

OTHER INVESTMENT TECHNIQUES

  Each of the Funds has the flexibility to invest, to the extent described below, in a variety of instruments designed to enhance its investment capabilities. Each of the Funds may invest in money market obligations, foreign securities, repurchase agreements, reverse repurchase agreements, illiquid securities, Rule 144A securities, ADRs and EDRs; INCOME FUND may invest in U.S. Government Agency Mortgage-Backed Securities; and each of the Funds may purchase or sell securities on a delayed delivery or when-issued basis, may borrow money, may lend portfolio securities and make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration.

  CASH MANAGEMENT AND TEMPORARY DEFENSIVE MEASURES. AIM may invest a portion of the assets of the Funds in (i) cash or short-term Money Market Obligations, (ii) U.S. government obligations or investment grade (high quality) corporate bonds or other debt securities, and (iii) taxable municipal securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, AIM may invest, for temporary defensive purposes, all or substantially all of the assets of the Funds in the securities described above. The term "Money Market Obligations" includes a broad range of U.S. Government and foreign government obligations, and bank and commercial instruments that may be available in the money markets. Examples of such obligations include U.S. Treasury obligations and repurchase agreements secured by such obligations, bankers' acceptances, certificates of deposit, repurchase agreements, time deposits and commercial paper, and U.S. Government agencies' securities. Money Market Obligations such as bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. See the Statement of Additional Information for more information on Money Market Obligations.

  To the extent that any of the Funds is invested to a significant degree in cash or cash equivalent Money Market Obligations, U.S. government obligations or investment grade (high quality) corporate bonds or other debt securities, or taxable municipal securities, its ability to achieve its investment objective or objectives may be adversely affected. Under normal circumstances, neither AGGRESSIVE GROWTH FUND nor GROWTH FUND will invest more than 35% of the value of its total assets in high-grade short-term securities, including repurchase agreements. Under normal circumstances, INCOME FUND will maintain at least 20% of its total assets in securities of U.S. issuers.

  U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. INCOME FUND may invest in U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the United States Government or by one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans. GNMA, FNMA, and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. See Appendix B for a more complete description of these securities.

  Mortgage-backed securities consist of interests in underlying mortgages generally with maturities of up to thirty years. However, due to early unscheduled payments of principal on the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond. The value of U. S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to decline as interest rates rise and increase as interest rates decline.

  REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible reduced levels of income and lack of access to income during this period; and (d) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. For additional information on the use of repurchase agreements, see the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. Each Fund may invest in reverse repurchase agreements, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. Each Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidation may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction on the net asset value of a Fund's shares. AGGRESSIVE GROWTH FUND and GROWTH FUND currently intend to enter into reverse repurchase agreements only for temporary or emergency purposes and not as a means of increasing income. INCOME FUND may enter into reverse repurchase agreements to enhance portfolio returns. See "Borrowing."

  LENDING OF PORTFOLIO SECURITIES. Each Fund may from time to time lend securities from their respective portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, a Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment of the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. Each Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but each Fund may sell these securities before the settlement date if it is deemed advisable. If a Fund purchases a when-issued security or enters into a delayed delivery agreement, the Fund's custodian bank will segregate liquid assets in an amount at least equal to the when-issued commitment or delayed delivery agreement commitment.

  DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, INCOME FUND may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

  Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. See "Borrowing," below for the applicable limitation on dollar roll transactions.

  BORROWING. Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. The Funds will restrict borrowings, reverse repurchase agreements and dollar roll transactions to an aggregate of 33- 1/3% of each Fund's respective total assets at the time of the transaction. Neither AGGRESSIVE GROWTH FUND nor GROWTH FUND will purchase additional securities when any borrowings from banks exceed 5% of each Fund's respective total assets.

  Reverse repurchase agreement transactions and dollar roll transactions are considered borrowings under the 1940 Act. Any investment gains made by INCOME FUND with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid by the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

  SHORT SALES. Each Fund may make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration. The Funds will enter into such transactions only to the extent the aggregate value of all securities sold short does not represent more than 10% of each Fund's respective assets at any given time.

  ILLIQUID SECURITIES AND RULE 144A SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Unregistered securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of unregistered securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Company's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities on behalf of the Funds and monitoring AIM's implementation of the guidelines and procedures.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

--------------------------------------------------------------------------------

RISK FACTORS

  There can be no assurance that each Fund's investment objective will be attained. Each Fund is designed for investors seeking international diversification, and is not intended as a complete investment program. In addition, investing in securities of foreign companies generally involves greater risks than investing in securities of domestic companies. INCOME FUND may also invest in high yield securities (i.e., "junk bonds"), which entail certain risks. Investors should consider carefully the following special factors before investing in a Fund.

  FOREIGN SECURITIES. The following considerations are risk factors associated with the Funds' investments in foreign securities:

          CURRENCY RISK. The value of a Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

          POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which a Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of a Fund's investments.

          REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less public information available about foreign securities than is available about domestic securities. Foreign companies are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by withholding tax at the source which would reduce dividend income payable to the Fund's shareholders.

          MARKET RISK. The securities markets in many of the countries in which a Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. Transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management.

  NON-INVESTMENT GRADE DEBT SECURITIES (INCOME FUND ONLY). INCOME FUND may invest in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the Fund, and increased issuer defaults on junk bonds.

  In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

  The credit rating of a debt security does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, AIM continuously monitors the issuers of high yield bonds in INCOME FUND'S portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the bonds' liquidity so that INCOME FUND can meet redemption requests. The achievement of INCOME FUND'S investment objective may be more dependent on AIM's own credit analysis than might be the case for a fund which invests in higher quality bonds. INCOME FUND may retain a portfolio security whose rating has been changed. See Appendix A to this Prospectus -- "Description of Corporate Bond Ratings."

  When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the directors to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

  In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments, than those of higher-rated debt securities.

  NON-DIVERSIFIED PORTFOLIO (INCOME FUND ONLY). INCOME FUND is a non-diversified portfolio, which means that, with respect to 50% of its total assets, it may invest more than 5% of its assets in obligations of one issuer. (A diversified portfolio may not invest more than 5% of its assets in obligations of one issuer, with respect to 75% of its total assets.) Since INCOME FUND may invest a greater percentage of its assets in securities of fewer issuers than a diversified portfolio, it may be subject to greater investment and credit risks than a diversified portfolio.

  EMERGING MARKETS AND DEVELOPING COUNTRIES. Investors should also be aware that the Funds may invest in companies located within emerging or developing countries. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging markets can be expected to continue in the future. In addition, throughout the countries commonly referred to as the Eastern Bloc, the lack of a capital market structure or market-oriented economy and the possible reversal of recent favorable economic, political and social events in some of those countries present greater risks than those associated with more developed, market-oriented Western European countries and markets.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The following restrictions are matters of fundamental policy and may not be changed without approval of a Fund's shareholders.

  No Fund may:

          1. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the SEC permits their exclusion.

          3. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements and dollar roll transactions (INCOME FUND only). With respect to AGGRESSIVE GROWTH FUND and GROWTH FUND, such permitted borrowings shall be used as a temporary defensive measure for extraordinary or emergency purposes. Permitted borrowings shall be in amounts not exceeding 33- 1/3% of a Fund's total assets, taken at market value, and each Fund may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. Whenever bank borrowings exceed 5% of the value of the total assets of AGGRESSIVE GROWTH FUND or GROWTH FUND, such Fund will not make any additional purchases of securities for investment purposes.

  Neither AGGRESSIVE GROWTH FUND nor GROWTH FUND will purchase a security if, as a result, with respect to 75% of the value of the Fund's respective total assets, taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

  INCOME FUND will not purchase a security if, as a result, with respect to 50% of the value of the Fund's total assets taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

  A complete listing of investment restrictions applicable to the Funds, some of which may be changed by the Board of Directors without shareholder approval, is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

  Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. For additional information regarding income taxes and brokerage practices, see the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Funds are vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the investment advisory agreement with AIM, the administrative services agreement with AIM, the agreement with AIM Distributors regarding distribution of the Funds' shares, the agreement with State Street Bank and Trust Company as custodian, and the agreement with A I M Fund Services, Inc. as transfer agent. The day-to-day operations of the Funds are delegated to the officers of the Company and to AIM, subject always to the objective and policies of each Fund and to the general supervision of the Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to each Fund pursuant to a Master Investment Advisory Agreement, dated as of February 28, 1997. A I M was organized in 1976 and, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

  ADMINISTRATOR. AIM and the Company have entered into an Administrative Services Agreement dated as of February 28, 1997, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds. AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors for providing specified administrative services. Currently, AIM is reimbursed for the services of the Company's principal financial officer and his staff, and any expenses related to such services.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Funds. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of each of the Funds and their titles, if any, with AIM or its affiliates and the Company, the length of time they have been responsible for the management of the Funds, their years of experience and prior experience are shown below:

  A. Dale Griffin, III, Robert M. Kippes, Clas G. Olsson, Paul A. Rogge, Barrett
K. Sides and Kenneth A. Zschappel are primarily responsible for the day-to-day management of AGGRESSIVE GROWTH FUND. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since its inception in 1994. He has been associated with AIM and/or its subsidiaries since 1989 and began working as an investment professional in 1987. Mr. Kippes is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1994. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1989. Mr. Rogge is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1994. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1991. Mr. Sides is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990. Mr. Olsson is an Investment Officer of AIM Capital and has been responsible for the Fund since 1997. He has been associated with AIM and/or its subsidiaries since 1994 and began working as an investment professional in 1994. Prior to 1994, Mr. Olsson was a broker assistant with Merrill Lynch, Pierce, Fenner & Smith Incorporated. Mr. Zschappel is Assistant Vice President of AIM Capital and has been responsible for the Fund since January 1998. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990.

  Monika H. Degan, A. Dale Griffin, III, Clas G. Olsson, Paul A. Rogge, Jonathan
C. Schoolar and Barrett K. Sides are primarily responsible for the day-to-day management of GROWTH FUND. Background information for Mr. Griffin, Mr. Olsson, Mr. Rogge and Mr. Sides is discussed above with respect to the management of AGGRESSIVE GROWTH FUND. Mr. Griffin and Mr. Rogge have been responsible for the Fund since its inception in 1994. Mr. Olsson has been responsible for the Fund since 1997. Mr. Sides has been responsible for the Fund since 1995. Ms. Degan is an Investment Officer of AIM Capital and has been responsible for the Fund since 1997. She has been associated with AIM and/or its subsidiaries since 1995 and began working as an investment professional in 1990. Prior to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust. Mr. Schoolar is Senior Vice President of AIM Capital, Vice President of AIM, Vice President of the Company and has been responsible for the Fund since its inception in 1994. He has been associated with AIM and/or its subsidiaries since 1986 and began working as an investment professional in 1984.

  Robert G. Alley, John L. Pessarra and Carolyn L. Gibbs are primarily responsible for the day-to-day management of INCOME FUND. Mr. Alley is Senior Vice President of AIM Capital, Vice President of AIM, Vice President of the Company and has been responsible for the Fund since its inception in 1994. He has been associated with AIM and/or its subsidiaries since 1992 and began working as an investment professional in 1973. Mr. Pessarra is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1994. He has been associated with AIM and/or its subsidiaries since 1990 and began working as an investment professional in 1985. Ms. Gibbs is Vice President of AIM Capital and has been responsible for the Fund since 1995. She has been associated with AIM and/or its subsidiaries since 1992 and began working as an investment professional in 1983.

  FEES AND EXPENSES. AIM is entitled to be paid by each Fund an advisory fee at the annual rates of:

                       AIM GLOBAL AGGRESSIVE GROWTH FUND

                         NET ASSETS                          ANNUAL RATE
                         ----------                          -----------
First $1 billion............................................    0.90%
Over $1 billion.............................................    0.85%

                             AIM GLOBAL GROWTH FUND

                         NET ASSETS                          ANNUAL RATE
                         ----------                          -----------
First $1 billion............................................    0.85%
Over $1 billion.............................................    0.80%

                             AIM GLOBAL INCOME FUND

                         NET ASSETS                          ANNUAL RATE
                         ----------                          -----------
First $1 billion............................................    0.70%
Over $1 billion.............................................    0.65%

  Although these fees are higher than those paid by most mutual funds which invest in domestic securities, they are competitive with such fees paid by mutual funds which invest primarily in foreign securities. The Company believes such fees are justified due to the higher costs and additional expenses associated with managing and operating funds holding primarily foreign securities.

  For the year ended October 31, 1997, each Fund paid the following compensation to AIM for its advisory services, and the total expenses of each class of such Fund were, stated as a percentage of that class' average daily net assets, as follows:

                                                               CLASS A    CLASS B    CLASS C
                                               COMPENSATION    EXPENSE    EXPENSE    EXPENSE*
                                                  TO AIM        RATIO      RATIO      RATIO
                                               ------------    -------    -------    --------
Aggressive Growth Fund.......................     0.87%         1.75%      2.30%      2.30%
Growth Fund..................................     0.85%         1.76%      2.29%      2.29%
Income Fund..................................     0.09%         1.25%      1.76%      1.76%

---------------

* For the period August 4, 1997 (date sales commenced) to October 31, 1997.

  For the fiscal year ended October 31, 1997, AIM waived advisory fees for INCOME FUND which represented 0.61% of such Fund's average daily net assets.

  For the year ended October 31, 1997, each Fund reimbursed AIM for administrative services in the following amounts, stated as a percentage of the Funds' average daily net assets:

                                                              REIMBURSEMENT
                                                                PAYMENTS
                                                              -------------
Aggressive Growth Fund......................................      0.00%
Growth Fund.................................................      0.03%
Income Fund.................................................      0.15%

  In addition, the Company and A I M Fund Services, Inc., P.O. Box 4739, Houston, TX 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, have entered into a Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Funds.

  FEE WAIVERS. AIM may from time to time voluntarily waive or reduce its fees, while retaining its ability to be reimbursed prior to the end of each fiscal year. Fee waivers or reductions, other than those contained in the Advisory Agreement, may be modified or terminated at any time and without notice to investors. AIM has agreed to waive advisory fees under the Advisory Agreement for INCOME FUND until such time as in AIM's judgment, the Fund has achieved a size in assets under management to bear such costs.

  DISTRIBUTOR. The Company has entered into Master Distribution Agreements on behalf of the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A, Class B and Class C shares of the Funds. The address of A I M Distributors, Inc. is P.O. Box 4739, Houston, Texas 77210-4739. Certain directors and officers of the Company are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay Contingent Deferred Sales Charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of each Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of each Fund.

  Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.50% of the average daily net assets of Class A shares of each Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of each Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of a Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to a Fund. The Class A and C Plan does not obligate a Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of a Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, a Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of each Fund (the "Class B Plan"). Under the Class B Plan, each Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to its Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of such Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares.

  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and, if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of a Fund on an agency basis, may receive payments from the Fund pursuant to the Fund's Plans. AIM Distributors does not act as principal, but rather as agent, for the Funds in making such payments. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

  For additional information concerning the operation of the Plans, see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

  The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as a diversified open-end series management investment company. The Company currently consists of six investment portfolios: the Funds, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, and AIM INTERNATIONAL EQUITY FUND. The Board of Directors may authorize additional portfolios in the future. Shares of the Funds are offered to investors pursuant to this Prospectus, while shares of the Company's other portfolios are offered to investors pursuant to separate prospectuses. The authorized capital stock of the Company consists of 4,000,000,000 shares of common stock with a par value of $0.001 per share, of which 200,000,000 shares are designated Class A shares, 200,000,000 shares are designated Class B shares and 200,000,000 shares are designated Class C shares of each investment portfolio of the Company, and the balance of which are unclassified.

  Class A shares, Class B shares and Class C shares of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses (such as those associated with the shareholder servicing of their shares) and is subject to differing sales loads (which may affect performance), conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Class A shares, Class B shares and Class C shares of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which share-holders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is otherwise required under the 1940 Act to elect directors. As of February 2, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated was the owner of record of 26.14% and 46.94% of the outstanding Class B shares and Class C shares, respectively, of AGGRESSIVE GROWTH FUND. As of February 2, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated was the owner of record of 36.29% of the outstanding Class C shares of GROWTH FUND. As long as Merrill Lynch, Pierce, Fenner & Smith Incorporated owns over 25% of such shares, it may be presumed to be in "control" of the Class B shares and Class C shares of AGGRESSIVE GROWTH FUND and the Class C shares of GROWTH FUND, as defined in the 1940 Act.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
                         TO THE AIM FAMILY OF FUNDS(R)
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:


            AIM ADVISOR FLEX FUND(*)                      AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND(*)       AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND(*)           AIM HIGH INCOME MUNICIPAL FUND
            AIM ADVISOR MULTIFLEX FUND(*)                 AIM HIGH YIELD FUND
            AIM ADVISOR REAL ESTATE FUND(*)               AIM INCOME FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ASIAN GROWTH FUND                         AIM INTERNATIONAL EQUITY FUND
            AIM BALANCED FUND                             AIM LIMITED MATURITY TREASURY FUND
            AIM BLUE CHIP FUND                            AIM MONEY MARKET FUND(**)
            AIM CAPITAL DEVELOPMENT FUND                  AIM MUNICIPAL BOND FUND
            AIM CHARTER FUND                              AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CONSTELLATION FUND                        AIM TAX-EXEMPT CASH FUND(**)
            AIM EUROPEAN DEVELOPMENT FUND                 AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM VALUE FUND
            AIM GLOBAL GROWTH FUND                        AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND



 (*) Class B Shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE
     FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM REAL ESTATE FUND will not be available until on or about March 3, 1998.



(**) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of
     AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.


  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.


  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Salary Reduction ("SARSEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.


  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739


                                                                       MCF-02/98

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.


  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:



                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)



  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.



  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.



  BY AIM BANK CONNECTION(SM): To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for detail.


--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem
Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.


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                                       A-2

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $   25,000                    5.50%          5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25           5.54         4.50
 $ 50,000 but less than $ 100,000                    4.75           4.99         4.00
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $   50,000                    4.75%          4.99%        4.00%
 $ 50,000 but less than $ 100,000                    4.00           4.17         3.25
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


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                                       A-3

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $ 100,000                     1.00%          1.01%        0.75%
 $100,000 but less than $ 250,000                    0.75           0.76         0.50
 $250,000 but less than $1,000,000                   0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.


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                                       A-4

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem
     Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.


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                                       A-5

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:


  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);


  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;


  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), a Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;


  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by vir-


                                                                       MCF-02/98
tue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends,


                                                                       MCF-02/98

Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.


  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; and (i) employees of Triformis Inc.


  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.


                                                                       MCF-02/98

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.


  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.


  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.


  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan each withdrawal is made from the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.


  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and


                                                                       MCF-02/98

Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and
(c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."


  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).



                                                                       MCF-02/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY FUND
     CLASS A                           FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INCOME                       AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A             FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A
   AIM ADVISOR MULTIFLEX               AIM GROWTH FUND -- CLASS A            AIM MONEY MARKET FUND
     FUND -- CLASS A                   AIM HIGH INCOME MUNICIPAL                 -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE               FUND -- CLASS A                       AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                   AIM HIGH YIELD FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM ASIAN GROWTH   FUND -- CLASS A  FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM INTERNATIONAL EQUITY
   AIM BLUE CHIP FUND -- CLASS A       FUND -- CLASS A
   AIM CAPITAL DEVELOPMENT             AIM MONEY MARKET
     FUND -- CLASS A                   FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM MUNICIPAL BOND
   AIM CONSTELLATION                   FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM EUROPEAN DEVELOPMENT            OF CONNECTICUT -- CLASS A
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM WEINGARTEN FUND -- CLASS A
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (II) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares, (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.


                                                                       MCF-02/98

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load         Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load         Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........  acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise,
                   apply if No Load shares were       Offering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A, Class B, or Class C shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and
(h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received


                                                                       MCF-02/98
after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-


                                                                       MCF-02/98
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................      5%
Second.....................................................      4%
Third......................................................      3%
Fourth.....................................................      3%
Fifth......................................................      2%
Sixth......................................................      1%
Seventh and Following......................................     None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70- 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.


                                                                       MCF-02/98

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees;
(2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.


  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be


                                                                       MCF-02/98
genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.


  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.



  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.


  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed


                                                                       MCF-02/98
the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.


                                                                       MCF-02/98

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.


  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.


  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such


                                                                       MCF-02/98
payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and


                                                                       MCF-02/98
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.


  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
FUND -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.



  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. GENERAL INFORMATION



  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.


  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.


  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon legal matters.


  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.


  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the AIM Funds and their shareholders.



  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.


  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                                                                       MCF-02/98

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                     DESCRIPTION OF CORPORATE BOND RATINGS

  Investment grade debt securities are those rating categories indicated by an asterisk (*).

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS ARE AS FOLLOWS:

  *Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  *Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

  *A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  *Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from 'Aa' through 'B' in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD AND POOR'S RATINGS SERVICES CLASSIFICATIONS ARE AS FOLLOWS:

  *AAA -- Debt rated 'AAA' has the highest rating assigned by Standard & Poor's ("S&P"). Capacity to pay interest and repay principal is extremely strong.

  *AA -- Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  *A -- Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  *BBB -- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

  BB, B, CCC, CC, C -- Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB -- Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

  B -- Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

  CCC -- Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

  CC -- The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

  C -- The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  C1 -- The rating 'C1' is reserved for income bonds on which no interest is being paid.

  D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The rating from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                                                      APPENDIX B
--------------------------------------------------------------------------------

               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
                 U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

  The following list includes certain common securities, issued or guaranteed by U.S. Government Agencies or Instrumentalities and does not purport to be exhaustive.

  EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

  FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

  FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

  FHA DEBENTURES -- are debentures issued by the Federal Housing Authority of the U.S. Government.

  FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. Government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS -- are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

  FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" -- represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consists of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS -- are bonds issued and guaranteed by FNMA, a federally chartered and privately-owned corporation.

  FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" -- are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

  Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

  Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

  All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing and administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, all under FNMA supervision. FNMA may remove service providers for cause.

  The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee. Lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

  The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

  FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amount of FNMA Certificates currently outstanding is limited.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

  GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because they entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

  The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose little risk to principal investment because of the GNMA guarantee.

  As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Authority indicate that the average life of a single-family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

  As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

  The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

  Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

  GENERAL SERVICES ADMINISTRATION ("GSA") PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

  MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

  NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

  PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

  SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

  SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

  TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

  WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------


                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary
      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application
      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors
      Legal Guardian          Ward, Minor or
                              Incompetent
      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


                                                                       MCF-02/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."


  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").



  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem
Shares -- Redemptions by Mail").



                                                                       MCF-02/98

            [AIM LOGO
            APPEARS HERE]        THE AIM FAMILY OF FUNDS--Registered Trademark--


             Investment Advisor
             A I M Advisors, Inc.
             11 Greenway Plaza, Suite 100
             Houston, TX 77046-1173

             Transfer Agent
             A I M Fund Services, Inc.
             P.O. Box 4739
             Houston, Texas 77210-4739

             Custodian
             State Street Bank and Trust Company
             225 Franklin Street
             Boston, MA 02110

             Principal Underwriter
             A I M Distributors, Inc.
             P.O. Box 4739
             Houston, TX 77210-4739

             Independent Accountants
             KPMG Peat Marwick LLP
             700 Louisiana
             Houston, TX 77002


             For more complete information about any other Fund in The AIM Family of Funds(R), including charges and expenses, please call
             (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

             GLO-PRO-1

                                                                     APPENDIX IV

                     AIM INTERNATIONAL EQUITY FUND DISCUSSION AND ANALYSIS

    Reproduced below is a discussion of the performance of AIM International Equity Fund for the six-month period ended April 30, 1998, that was prepared by its officers and A I M Advisors, Inc. and included in its Semiannual Report dated April 30, 1998.

EUROPEAN MARKETS CONTINUE TO DOMINATE INTERNATIONAL EQUITIES

A roundtable discussion with the Fund management team for AIM International Equity Fund about the six-month reporting period ended April 30, 1998.

Q:   HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A: The Fund posted another impressive period of performance. Total return was 17.27% for Class A shares, 16.78% for Class B shares, and 16.84% for Class C shares for the six-month period ended April 30, 1998. The Fund's performance surpassed both the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (EAFE) of foreign stocks gain of 15.44% during the reporting period and the Lipper International Fund Index advance of 16.53%.

Q:   WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE DURING THE PAST SIX
     MONTHS?

A: The impressive performance by European stocks was the story among international equities during the past six months. European markets continued to rise dramatically as markets there comprised all of the 10 top-performing international markets during the six-month period ended April 30, 1998. Spain led the way with an astounding 54.57% return, followed by Portugal with a 52.89% advance. Furthermore, all of the Fund's top 10 holdings were European companies. Almost 75% of the Fund's portfolio was invested in European equities at the end of the reporting period, a figure that is unlikely to increase.

Q:   WHY DID EUROPEAN MARKETS PERFORM SO WELL DURING THE REPORTING PERIOD?

A: The European Economic and Monetary Union, or EMU, is scheduled to begin on January 1, 1999. In order to qualify for the EMU, European nations must adopt strict budgetary guidelines and improve their finances. This process has lowered interest rates and kept inflation -- the thief of wealth -- at bay. With 11 countries expected to join the EMU next year, this economic restructuring has triggered a bull market never before seen in Europe.

Q:   WERE THERE ANY OTHER FACTORS DRIVING THE EUROPEAN MARKETS?

A: We believe there were four fundamental, long-term themes that fueled this incredible rally in Europe: privatization of state-run companies, increased economic freedoms in Eastern Europe, corporate restructuring, and the growth of investing in European markets.

     Many state-run companies and industries have moved into private hands, such as Telecom Italia S.p.A. and Portugal Telecom, two large holdings in the Fund's portfolio. Additionally, the economic freedoms in Eastern Europe have created a new market of consumers and sparked a wave of entrepreneurial efforts in the former Communist Bloc countries. Once capitalism is planted it can grow very quickly, and we have seen this since the fall of the Berlin Wall. The restructuring by "Corporate Europe" has made companies leaner and more globally competitive. We have seen immediate results of this restructuring as European earnings growth continued to be strong during the reporting period. Finally, thousands of Europeans have discovered the wonders of investing in equities. As money has flowed into European markets, the markets themselves have become larger and more liquid than ever before.

Q:   HOW WAS THE FUND'S ASSETS DISTRIBUTED THROUGHOUT THE REST OF THE WORLD?

A: With approximately three-quarters of the Fund now positioned in Europe, there's not much else to spread around the globe. The Fund finished the reporting period with 7.4% of its net assets in Japan, 4.0% in Asia and Australia, and 7.7% in Latin America. These three regions were decimated by the "Asian Flu" last fall and have been slow to recover. In the first quarter, many of the Asian markets did bounce off their bottoms, some as much as 40%, but keep in mind they were coming off very low levels. What occurred in the last quarter of 1997 was devastating to those fragile emerging markets, and we believe it's going to take quite some time for Asia to recover fully from the economic crisis of last autumn.

Q:   WHY IS JAPAN IN SUCH AN ECONOMIC MALAISE?

A: Although it seems apparent to the rest of the world that real economic reform is needed in Japan, the Japanese government has been extremely reluctant to institute any fiscal stimulus or tax cuts to get their economy moving. Until the government takes some real action to jump-start the economy, there is no real reason to be significantly weighted in Japan. We continue to own recognizable Japanese companies such as Honda Motor Company and Sony Corp., but the Japanese market has significantly underperformed the rest of the world for some time now. The Japanese market was off more than 10% during the reporting period.

Q:   IN WHICH INDUSTRIES WAS THE FUND POSITIONED?

A: The Fund's largest industry position was major regional banks with almost 12.5% of net assets. Although one may not think of banking as a growth industry, we have seen excellent earnings growth in this industry, especially in Europe. Banking positions owned by the Fund included the Royal Bank of Canada, Switzerland's Credit Suisse Group, and France's Societe Generale.

     To no one's surprise during this age of communication breakthroughs, the telecommunications sector demonstrated strong earnings during the reporting period and commanded over 10% of the Fund's portfolio. The Fund was attracted to such wireless telecommunications companies as Finland's Nokia Oyj A.B. and Telecom Italia Mobile S.p.A. Finally, automobile companies comprised almost 4% of the portfolio with the French automaker Renault S.A. having the honor of being the Fund's largest single holding at 1.50% of the portfolio's assets.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A: We are still very positive on Europe, and very cautious on the Pacific Rim. Conditions worldwide remain very good for equities, although it is unrealistic to expect continued equity returns of 20% or more. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings to increase any time soon. In Europe, though, we believe there will continue to be faster earnings growth with better valuations than in the United States, because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios all are lower than in the U.S. The economic outlook in Latin America seems positive as well, although the markets there struggled during the six-month reporting period.

     The economic indicators in the U.S. remain positive, and that is good for markets around the world because they often take their lead from the U.S. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.

                                   APPENDIX V
                 AIM GLOBAL GROWTH FUND DISCUSSION AND ANALYSIS

    Reproduced below is a discussion of the performance of AIM Global Growth Fund for the six-month period ended April 30, 1998, that was prepared by its officers and A I M Advisors, Inc. and included in its Semiannual Report dated April 30, 1998.

EUROPEAN MARKETS AND U.S. BLUE CHIPS CONTINUE TO DOMINATE WORLD EQUITIES

A roundtable discussion with the Fund management team for AIM Global Growth Fund about the six-month reporting period ended April 30, 1998.

Q:   HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A: The Fund posted another impressive period of performance. Total return was 18.81% for Class A shares, 18.49% for Class B shares, and 18.43% for Class C shares for the six-month period ended April 30, 1998. The Fund's performance was right in line with the Morgan Stanley Capital International
     (MSCI) World Index gain of 18.86% during the reporting period.

Q:   WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE DURING THE PAST SIX
     MONTHS?

A: The impressive performance by European stocks was the story among international equities during the past six months. European markets continued to rise dramatically as markets there comprised all of the 10 top-performing international markets during the six-month period ended April 30, 1998. Spain led the way with an astounding 54.57% return, followed by Portugal with a 52.89% advance. Furthermore, eight of the Fund's top 10 holdings were European companies. Almost 43% of the Fund's portfolio was invested in European equities at the end of the reporting period.

     In the United States, the stock market was still feeling the effects of the Asian currency crisis during the first three months of the reporting period. Markets were slow to recover from a significant drop in October, just before the reporting period began, as investors were concerned about the impact of the Asian currency devaluations on corporate profits around the globe.

     However, in the U.S. and most other developed countries, the economic fundamentals remained sound. While the economy grew at a brisk pace, inflation and interest rates -- two forces that could potentially undermine corporate profits continued to be low. In this environment, the Dow Jones Industrial Average (DJIA) resumed its upward climb in late January and broke the 9000 point mark in April to set a record.

Q:   IN THIS ENVIRONMENT, HOW DID LARGE-CAP STOCKS FARE?

A: When markets skyrocketed in the second half of the reporting period, large-cap stocks -- particularly the stocks of the very largest companies, the so-called "mega caps" -- led the charge. In the uncertain market environment created by the Asian currency crises, investors gravitated to the stocks of large, well-known companies such as General Electric Co., IBM, and Procter & Gamble Co., which were represented in the Fund's portfolio. Additionally, foreign investors were attracted to the equities of these large American companies with global reputations. Just over 34% of the Fund was positioned in the United States at the end of the reporting period.

Q:   WHY DID EUROPEAN MARKETS PERFORM SO WELL DURING THE REPORTING PERIOD?

A: The European Economic and Monetary Union, or EMU, is scheduled to begin on January 1, 1999. In order to qualify for the EMU, European nations must adopt strict budgetary guidelines and improve their finances. This process has lowered interest rates and kept inflation -- the thief of wealth -- at bay. With 11 countries expected to join the EMU next year, this economic restructuring has triggered a bull market unlike any before seen in Europe.

Q:   WERE THERE ANY OTHER FACTORS DRIVING THE EUROPEAN MARKETS?

A: We believe there were four fundamental, long-term themes that fueled this incredible rally in Europe: privatization of state-run companies, increased economic freedoms in Eastern Europe, corporate restructuring, and the growth of investing in European markets.

     Many state-run companies and industries have moved into private hands, such as Telecom Italia S.p.A. and Portugal Telecom, two large holdings in the Fund's portfolio. Additionally, the economic freedoms in Eastern Europe have created a new market of consumers and sparked a wave of entrepreneurial efforts in the former Communist Bloc countries. Once capitalism is planted it can grow very quickly, and we have seen this since the fall of the Berlin Wall.

     The restructuring by "Corporate Europe" has made companies leaner and more globally competitive. We have seen immediate results of this rest restructuring as European earnings growth continued to be strong during the reporting period. Finally, thousands of Europeans have discovered the wonders of investing in equities. As money has flowed into European markets, the markets themselves have become larger and more liquid than ever before.

Q:   HOW AS THE PORTFOLIO POSITIONED THROUGHOUT THE REST OF THE WORLD?

A: The Fund finished the reporting period with 5.1% of its net assets in Japan, 3.2% in Asia and Australia, and 7% in Latin America. These three regions were decimated by the "Asian Flu" last fall and have been slow to recover. In the first quarter, many of the Asian markets did bounce off their bottoms, some as much as 40%, but keep in mind they were coming off very low levels. What occurred in the last quarter of 1997 was devastating to those fragile emerging markets, and we believe it's going to take quite some time for Asia to fully recover from the economic crisis of last autumn.

Q:   WHY IS THE JAPANESE ECONOMY IN SUCH AN ECONOMIC MALAISE?

A: Although it seems apparent to the rest of the world that real economic reform is needed in Japan, the Japanese government has been extremely reluctant to institute any fiscal stimulus or tax cuts to get their economy out of the economic gutter. Until the government takes some real action to jump-start the economy, there is no real reason to be significantly weighted in Japan. We continue to own recognizable Japanese companies such as Honda Motor Company and Sony Corp., but the Japanese market has significantly underperformed the rest of the world for some time now. The Japanese market was off more than 10% during the reporting period.

Q:   IN WHICH INDUSTRIES WAS THE FUND POSITIONED?

A: The Fund's largest industry position was major regional banks with over 7% of net assets. Although one may not think of banking as a growth industry, we have seen excellent earnings growth in this industry, we have seen excellent earnings growth in this industry, especially in Europe. Banking positions owned by the Fund included the Royal Bank of Canada, Switzerland's Credit Suisse Group, and France's Societe Generale.

     To no one's surprise during this age of technology, the computer software and services sector commanded over 5% of the Fund's portfolio. The Fund was attracted to such recognizable technology companies as Dell Computer Corp., Compaq Computer Corp., America Online, and Cisco Systems, Inc. Finally, automobile companies comprised over 2% of the portfolio with the German automaker Volkswagen A.G. having the honor of being the Fund's largest single holding at 0.95%.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A: We are still very positive on the United States and Europe, and very cautious on the Pacific Rim. Conditions worldwide remain very good for equities, although it is unrealistic to expect continued equity returns of 20% or more. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings to increase any time soon. In Europe, though, we believe there will continue to be faster earnings growth with better valuations than in the United States, because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios all are lower than in the U.S.

     The economic outlook in Latin America seems positive as well, although the markets there struggled during the six-month reporting period. The economic indicators in the U.S. remain positive, and that is good for markets around the world because they often take their lead from the U.S. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve an Agreement and Plan of Reorganization          [ ]       [ ]          [ ]
     between AIM Growth Series, acting on behalf of AIM International
     Growth Fund, and AIM International Funds Inc., acting on behalf of
     AIM International Equity Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                 AIM INTERNATIONAL GROWTH FUND - CLASS A SHARES
                       (a portfolio of AIM Growth Series)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve an Agreement and Plan of Reorganization          [ ]       [ ]          [ ]
     between AIM Growth Series, acting on behalf of AIM International
     Growth Fund, and AIM International Funds Inc., acting on behalf of
     AIM International Equity Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                 AIM INTERNATIONAL GROWTH FUND - CLASS B SHARES
                       (a portfolio of AIM Growth Series)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve an Agreement and Plan of Reorganization          [ ]       [ ]          [ ]
     between AIM Growth Series, acting on behalf of AIM International
     Growth Fund, and AIM International Funds Inc., acting on behalf of
     AIM International Equity Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                  AIM INTERNATIONAL GROWTH FUND - ADVISOR CLASS
                       (a portfolio of AIM Growth Series)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM International Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve an Agreement and Plan of Reorganization          [ ]       [ ]          [ ]
     between AIM Growth Series, acting on behalf of AIM Worldwide
     Growth Fund, and AIM International Funds, Inc., acting on behalf of AIM Global Growth Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                   AIM WORLDWIDE GROWTH FUND - CLASS A SHARES
                       (a portfolio of AIM Growth Series)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS February 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve an Agreement and Plan of Reorganization          [ ]       [ ]          [ ]
     between AIM Growth Series, acting on behalf of AIM Worldwide
     Growth Fund, and AIM International Funds, Inc., acting on behalf of AIM Global Growth Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                   AIM WORLDWIDE GROWTH FUND - CLASS B SHARES
                       (a portfolio of AIM Growth Series)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS February 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve an Agreement and Plan of Reorganization          [ ]       [ ]          [ ]
     between AIM Growth Series, acting on behalf of AIM Worldwide
     Growth Fund, and AIM International Funds, Inc., acting on behalf of AIM Global Growth Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                      PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                    AIM WORLDWIDE GROWTH FUND - ADVISOR CLASS
                       (a portfolio of AIM Growth Series)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS February 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM Worldwide Growth Fund, a portfolio of AIM Growth Series, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------



                                        2